UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-04719
                                                     ---------

                               The Westwood Funds
       ------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                              One Corporate Center
                            Rye, New York 10580-1422
       ------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
       ------------------------------------------------------------------
                     (Name and address of agent for service)


       registrant's telephone number, including area code: 1-800-422-3554
                                                           --------------

                      Date of fiscal year end: September 30
                                               ------------

                  Date of reporting period: September 30, 2005
                                            ------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                       THE
                                    WESTWOOD
                                      FUNDS

                                   EQUITY FUND
                                  BALANCED FUND
                             INTERMEDIATE BOND FUND
                              SMALLCAP EQUITY FUND
                                   INCOME FUND
                              MIGHTY MITES(SM) FUND

                                  ANNUAL REPORT
                               SEPTEMBER 30, 2005

                                                         THE WESTWOOD FUNDS
                                                         ==================
                                          EQUITY FUND                             SMALLCAP EQUITY FUND
                                          BALANCED FUND                           INCOME FUND
                                          INTERMEDIATE BOND FUND                  MIGHTY MITES(SM) FUND

                                        CLASS AAA SHARES                                         CLASS A SHARES
                      ---------------------------------------------------     ------------------------------------------------------
                      Average Annual Returns -- September 30, 2005 (a)(e)     Average Annual Returns -- September 30, 2005 (a)(b)(e)

                                                                 Since                                                 Since
                                1 Year    5 Year     10 Year   Inception              1 Year    5 Year     10 Year   Inception
                                ----------------------------------------              ----------------------------------------
Equity ......................   20.04%     3.33%      11.38%     11.93%                14.78%    2.21%      10.62%     11.48%
Balanced ....................   12.84      4.55        9.61      10.52                  8.05     3.46        8.91       9.89
Intermediate Bond ...........    1.70      5.51        5.70       5.98                 (2.50)    4.57        5.23       5.64
SmallCap Equity .............   24.34     (6.25)        N/A       7.01                 19.05    (7.08)        N/A       6.38
Income ......................   24.92     17.61         N/A      11.39                 19.57    16.40         N/A      10.67
Mighty Mites(SM) ............   20.42     10.53         N/A      14.03                 15.31     9.42         N/A      13.25

                                        CLASS B SHARES                                            CLASS C SHARES
                      ------------------------------------------------------  ------------------------------------------------------
                      Average Annual Returns -- September 30, 2005 (a)(c)(e)  Average Annual Returns -- September 30, 2005 (a)(d)(e)

                                                                 Since                                                 Since
                                1 Year    5 Year     10 Year   Inception              1 Year    5 Year     10 Year   Inception
                                ----------------------------------------              ----------------------------------------
Equity ......................   14.00%     2.28%      10.87%     11.61%                18.09%    2.64%      10.87%     11.61%
Balanced ....................    6.98      3.47        9.14      10.06                 10.98     3.92        9.20      10.10
Intermediate Bond ...........   (4.06)     4.42        5.32       5.71                  0.39     4.99        5.44       5.79
SmallCap Equity .............   18.36     (7.23)        N/A       6.60                 19.91    (6.96)        N/A       6.54
Income ......................   18.90     16.88         N/A      11.08                 22.90    17.22         N/A      11.16
Mighty Mites(SM) ............   14.56      9.55         N/A      13.54                 18.49     9.85         N/A      13.55

(a) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND ARE NET OF EXPENSES. OF COURSE, RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE REDEEMED THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR THE INTERMEDIATE BOND, SMALLCAP EQUITY, INCOME AND MIGHTY MITES(SM) FUNDS, THE ADVISER REIMBURSED EXPENSES TO LIMIT THE EXPENSE RATIO. HAD SUCH LIMITATIONS NOT BEEN IN PLACE, RETURNS WOULD HAVE BEEN LOWER. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. INVESTORS SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES OF THE FUND CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT THIS AND OTHER MATTERS AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

(b) INCLUDES THE EFFECT OF THE MAXIMUM 4.0% SALES CHARGE AT THE BEGINNING OF THE PERIOD.

(c) INCLUDES THE EFFECT OF THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE UPON REDEMPTION OF CLASS B SHARES WITHIN 72 MONTHS.

(d) INCLUDES THE EFFECT OF THE 1% CONTINGENT DEFERRED SALES CHARGE UPON REDEMPTION OF CLASS C SHARES WITHIN 12 MONTHS.

(e) THE PERFORMANCE OF THE CLASS AAA SHARES IS USED TO CALCULATE PERFORMANCE FOR THE PERIODS PRIOR TO THE ISSUANCE OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES. THE PERFORMANCE FOR THE CLASS B SHARES AND CLASS C SHARES WOULD HAVE BEEN LOWER DUE TO THE ADDITIONAL EXPENSES ASSOCIATED WITH THESE CLASSES OF SHARES. THE INCEPTION DATES FOR THE CLASS AAA SHARES AND THE INITIAL ISSUANCE DATES FOR THE CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES AFTER WHICH SHARES REMAINED CONTINUOUSLY OUTSTANDING ARE LISTED BELOW.

                         Class AAA Shares   Class A Shares   Class B Shares   Class C Shares
                         ----------------   --------------   --------------   --------------
Equity ...............       01/02/87          01/28/94         03/27/01         02/13/01
Balanced .............       10/01/91          04/06/93         03/27/01         09/25/01
Intermediate Bond ....       10/01/91          07/26/01         03/27/01         10/22/01
SmallCap Equity ......       04/15/97          11/26/01         03/27/01         11/26/01
Income ...............       09/30/97          05/09/01         11/26/01         11/26/01
Mighty Mites(SM) .....       05/11/98          11/26/01         06/06/01         08/03/01

PERFORMANCE DISCUSSION

EQUITY FUND

      For the twelve month period ended September 30, 2005, the Westwood Equity Fund Class AAA shares rose 20.04%, strongly outpacing the Standard & Poor's ("S&P") 500 Index and the Lipper Large-Cap Value Fund Average gains of 12.25% and 13.36%, respectively.

      Top performing sectors for the fiscal year were beneficiaries of high energy prices. Energy stocks led performance of the S&P 500 Index with returns in excess of 45%. Westwood Equity Fund shareholders further benefited from holding a larger commitment to Integrated Oil and other energy stocks. Top contributors to Fund performance within these sectors included Burlington Resources Inc. and ConocoPhillips. Though Consumer Discretionary was a minor contributor to S&P 500 Index performance, based on strength in Federated Department Stores Inc., the sector was the second largest contributor to Fund performance. The smaller Auto & Transportation was the only sector of the S&P
500 with negative performance. However, this sector was another important contributor to the Fund, led by Burlington Northern Santa Fe Corp. The Financial Services sector also contributed strongly to the Fund, with performance attributable to a combination of stock selection and an overweight position in brokerage and diversified financial services companies such as Prudential Financial Inc., Franklin Resources Inc., and Lehman Brothers Holdings Inc.

      Detracting from relative performance was stock selection in the Utilities sector. Holdings within the Utilities sector such as Verizon Communications Inc. continue to have their share prices pushed lower on pressure from the perceived competitive threat from cable and satellite providers. In Materials & Processing, shares of Alcoa Inc, which were sold, were hurt by cost pressures and lower aluminum pricing, which absorbed most of its cost cutting progress.

--------------------------------------------------------------------------------
               AVERAGE ANNUAL RETURNS THROUGH SEPTEMBER 30, 2005*
               --------------------------------------------------

                                                                                                   SINCE
                                                                                                 INCEPTION
                                       6 MONTHS   1 YEAR   3 YEAR   5 YEAR   10 YEAR   15 YEAR    (1/2/87)
                                       --------   ------   ------   ------   -------   -------   ---------
EQUITY FUND CLASS AAA ..............     8.63%    20.04%   17.72%    3.33%    11.38%    12.74%     11.93%

S&P 500 Index ......................     5.02     12.25    16.71    (1.49)     9.49     12.00      11.62
Lipper Large-Cap Value Average .....     4.80     13.36    17.40     3.40      9.09     11.87      10.86

* RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND ARE NET OF EXPENSES. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. INVESTORS SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES OF THE FUND CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT THIS AND OTHER MATTERS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. PERFORMANCE RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED. SEE PAGE 1 FOR FURTHER DETAILS ABOUT ADDITIONAL CLASSES OF SHARES. THE S&P 500 INDEX IS AN UNMANAGED INDICATOR OF STOCK MARKET PERFORMANCE, WHILE THE LIPPER AVERAGE REFLECTS THE AVERAGE PERFORMANCE OF MUTUAL FUNDS CLASSIFIED IN THIS PARTICULAR CATEGORY.
--------------------------------------------------------------------------------

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                 THE EQUITY FUND CLASS AAA AND THE S&P 500 INDEX

   [THE FOLLOWING TABLE WAS REPRESENTED BY A PERFORMANCE GRAPH IN THE PRINTED
                                   MATERIAL.]

                              Equity Fund
                              (Class AAA)                       S&P 500 Index
                              -----------                       -------------
1/2/87                           10,000                             10,000
  9/87                           13,148                             13,585
  9/88                           11,779                             11,902
  9/89                           15,323                             15,823
  9/90                           13,700                             14,361
  9/91                           16,386                             18,826
  9/92                           17,068                             20,905
  9/93                           20,509                             23,616
  9/94                           22,384                             24,485
  9/95                           28,170                             31,760
  9/96                           35,742                             38,213
  9/97                           49,899                             53,663
  9/98                           49,185                             58,536
  9/99                           58,909                             74,803
  9/00                           70,273                             84,729
  9/01                           59,809                             62,183
  9/02                           50,754                             49,454
  9/03                           58,413                             61,506
  9/04                           68,974                             70,030
  9/05                           82,796                             78,609

                          Average Annual Total Return*

                   1 Year         5 Year          10 Year          Life of Fund
                   ------         ------          -------          ------------
Class AAA          20.04%          3.33%           11.38%              11.93%

* PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

BALANCED FUND

      For the twelve months ended September 30, 2005, the Westwood Balanced Fund total return was 12.84%, significantly outpacing the common balanced index blend of 60% S&P 500 and 40% Lehman Brothers Government/Corporate Bond Index return of 8.38%.

--------------------------------------------------------------------------------
               AVERAGE ANNUAL RETURNS THROUGH SEPTEMBER 30, 2005*
               --------------------------------------------------

                                                                                                  SINCE
                                                                                                INCEPTION
                                                6 MONTHS   1 YEAR   3 YEAR   5 YEAR   10 YEAR   (10/1/91)
                                                --------   ------   ------   ------   -------   ---------
BALANCED FUND CLASS AAA .....................     6.00%    12.84%   11.78%    4.55%    9.61%      10.52%

60% S&P 500 Index & 40% Lehman ..............     3.98      8.38    11.68     1.86     8.33        9.30
S&P 500 Index ...............................     5.02     12.25    16.71    (1.49)    9.49       10.75
Lehman Bros. Gov't./Corporate Bond Index ....     2.45      2.58     4.13     6.89     6.59        7.12
Lipper Balanced Fund Average ................     4.52      9.78    11.60     2.05     7.41        8.46

* RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND ARE NET OF EXPENSES. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND IS SUBJECT TO THE RISK THAT ITS ALLOCATION BETWEEN EQUITY AND DEBT SECURITIES MAY UNDERPERFORM OTHER ALLOCATIONS. INVESTING IN DEBT SECURITIES INVOLVES INTEREST RATE AND CREDIT RISKS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH
      END. INVESTORS SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES OF THE FUND CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT THIS AND OTHER MATTERS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. PERFORMANCE RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED SEE PAGE 1 FOR FURTHER DETAILS ABOUT ADDITIONAL CLASSES OF SHARES. THE S&P 500 INDEX IS AN UNMANAGED INDICATOR OF STOCK MARKET PERFORMANCE AND THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX IS A MARKET VALUE WEIGHTED INDEX THAT TRACKS THE TOTAL RETURN PERFORMANCE OF FIXED RATE, PUBLICLY PLACED, DOLLAR DENOMINATED OBLIGATIONS. THE LIPPER AVERAGE REFLECTS THE AVERAGE PERFORMANCE OF MUTUAL FUNDS CLASSIFIED IN THIS PARTICULAR CATEGORY.
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE BALANCED FUND CLASS AAA, THE S&P 500 INDEX, THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX, AND
     A COMPOSITE OF 60% OF THE S&P 500 INDEX AND 40% OF THE LEHMAN BROTHERS
                        GOVERNMENT/CORPORATE BOND INDEX

   [THE FOLLOWING TABLE WAS REPRESENTED BY A PERFORMANCE GRAPH IN THE PRINTED
                                   MATERIAL.]

                                60% S&P 500 and
             Balanced Fund      40% Lehman Bros.                       Lehman Brothers Gov't./
              (Class AAA)    Gov't./Corp. Bond Index   S&P 500 Index    Corporate Bond Index
             -------------   -----------------------   -------------   -----------------------
10/1/91         10,000               10,000                10,000               10,000
9/92            10,797               11,192                11,104               11,323
9/93            12,622               12,575                12,544               12,618
9/94            13,291               12,644                13,006               12,096
9/95            16,212               15,624                16,870               13,832
9/96            19,297               17,810                20,298               14,454
9/97            24,762               22,814                28,504               15,842
9/98            25,460               25,229                31,092               17,876
9/99            28,658               29,272                39,733               17,586
9/00            32,495               32,392                45,006               18,772
9/01            30,620               28,926                33,030               21,244
9/02            29,062               26,439                26,268               23,200
9/03            32,325               30,994                32,670               24,711
9/04            35,956               33,984                37,198               25,534
9/05            40,591               36,833                41,755               26,192

                   Average Annual Total Return*

             1 Year   5 Year   10 Year   Life of Fund
             ------   ------   -------   ------------
Class AAA    12.84%    4.55%    9.61%       10.52%

* PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

      The Balanced Fund is designed to provide an investor exposure to equity-like returns with reduced overall risk though simultaneous investments in short to intermediate term investment grade fixed income securities. Aside from the more moderate fixed income risk profile, strategies for and the contributors to the performance of the Equity and Intermediate Bond Funds, which are discussed elsewhere in this letter, also apply to their respective components of the Balanced Fund.

INTERMEDIATE BOND FUND

      For the twelve months ended September 30, 2005 the Westwood Intermediate Bond Fund total return, net of all fees and expenses, was 1.70%. The Lehman Brothers Government/Corporate Bond Index return was 2.58%, while the Lipper Intermediate Investment Grade Debt Fund Average return was 2.42%.

      From quarter to quarter the investment grade bond market alternated between slightly positive and slightly negative returns. The major exception was the fiscal third quarter of 2005 index return of 3.44%, wherein the Fed related rise in short rates was accompanied by a dramatic decline of over 40 bp in long rates. In the third quarter of 2005, the closing fiscal quarter, most sectors of the fixed income market registered negative returns as both short and long interest rates rose by approximately 50 bp. Growing inflation fears, along with stronger than expected economic data, as investors sold, resulted in higher long rates. The Fed continued to tighten, raising official rates by 25 bp in both August and September. Short maturities were the top performers; their prices were less affected by increasing rates than prices of long maturities.

      For the twelve month fiscal year, bonds with maturities over ten years and high quality investment grade securities led index performance. The longest
(over 20 years) U.S. Agency and Treasury bonds earned 11.9% and 9.2%, respectively. Long utility bonds, as well as long maturity AA- and A-rated bonds, were top performing corporate credits; however, long bonds of non corporate (supranational, sovereign, and foreign agency and local government) issuers outperformed U.S. credits. The worst performing segments of the index included 1 to 5 year Treasury, Agency, and Corporate notes.

      An underweight position in long maturity corporate bonds detracted from Fund performance. However, security selection contributed positively to Fund performance, as holdings in mortgage backed securities (MBS) outperformed the index. The securities that contributed the most to Fund performance, considering both security return and weighting in the portfolio, were long Treasury bonds maturing in 2027 and 2023 and a bond issued by the World Bank - International Bank for Reconstruction and Development 8.625%, due 10/15/2016.

--------------------------------------------------------------------------------
               AVERAGE ANNUAL RETURNS THROUGH SEPTEMBER 30, 2005*
               --------------------------------------------------

                                                                                                  SINCE
                                                                                                INCEPTION
                                                   6 MONTHS  1 YEAR   3 YEAR  5 YEAR   10 YEAR  (10/1/91)
                                                   --------  -------  ------  -------  -------  ---------
INTERMEDIATE BOND FUND CLASS AAA ...............     1.89%    1.70%    2.16%   5.51%    5.70%     5.98%

Lehman Bros. Gov't./Corporate Bond Index .......     2.45     2.58     4.13    6.89     6.59      7.12
Lipper Int. Investment Grade Debt Fund Avg. ....     1.99     2.42     3.97    5.99     5.74      6.58

* RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND ARE NET OF EXPENSES. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ADVISER REIMBURSED EXPENSES TO LIMIT THE EXPENSE RATIO. HAD SUCH
      LIMITATION NOT BEEN IN PLACE, RETURNS WOULD HAVE BEEN LOWER. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. THE FUND IS SUBJECT TO INTEREST RATE AND CREDIT RISKS. INVESTORS SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES OF THE FUND CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT THIS AND OTHER MATTERS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. PERFORMANCE RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED. SEE PAGE 1 FOR FURTHER DETAILS ABOUT ADDITIONAL CLASSES OF SHARES. THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX IS A MARKET VALUE WEIGHTED INDEX THAT TRACKS THE PERFORMANCE OF FIXED RATE, PUBLICLY PLACED, DOLLAR DENOMINATED OBLIGATIONS, WHILE THE LIPPER AVERAGE REFLECTS THE AVERAGE PERFORMANCE OF MUTUAL FUNDS CLASSIFIED IN THIS PARTICULAR CATEGORY.
--------------------------------------------------------------------------------

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
                      INTERMEDIATE BOND FUND CLASS AAA AND
               THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX

   [THE FOLLOWING TABLE WAS REPRESENTED BY A PERFORMANCE GRAPH IN THE PRINTED
                                   MATERIAL.]

          Intermediate Bond Fund   Lehman Bros. Gov't./
               (Class AAA)           Corp. Bond Index
          ----------------------   --------------------
10/1/91          10,000                  10,000
9/92             11,186                  11,323
9/93             12,331                  12,618
9/94             11,658                  12,096
9/95             12,956                  13,832
9/96             13,539                  14,454
9/97             15,077                  15,842
9/98             16,612                  17,876
9/99             16,218                  17,586
9/00             17,256                  18,772
9/01             19,442                  21,244
9/02             21,172                  23,200
9/03             21,772                  24,711
9/04             22,194                  25,534
9/05             22,571                  26,192

                  Average Annual Total Return*

            1 Year   5 Year   10 Year   Life of Fund
            ------   ------   -------   ------------
Class AAA    1.70%    5.51%    5.70%        5.98%

* PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

SMALLCAP EQUITY FUND

      The Westwood SmallCap Equity Fund significantly outperformed the Russell 2000 Index, ending the twelve month period at 24.34% compared to the Russell 2000 Index return of 17.95% and the Lipper Small Cap Growth Fund Average return of 18.57%.

      The price of energy and the level of the yield curve dominated SmallCap Fund performance during the fiscal year. Over the last twelve months, economically sensitive stocks have been the source of most of the return in the small cap market. Energy was the single largest contributor though the sector accounts for a relatively modest percent of the index. Accounting for over one third of the index, Financial Services stocks have been pressured, especially over the last six months, by the negative impact of higher interest rates on the valuation of the stocks.

      For the SmallCap Fund, the Energy sector contributed one fourth of the 24% total return, as did the combined Materials & Processing and Financial Services sectors. Every other sector, except Consumer Staples, contributed one to three percentage points. Stock selection was the most important factor in Fund outperformance, followed by overweight positions in Energy and Materials & Processing. Top performing stocks included FreightCar America Inc., Greenbrier Cos., and Foundation Coal Holdings Inc.

--------------------------------------------------------------------------------
               AVERAGE ANNUAL RETURNS THROUGH SEPTEMBER 30, 2005*
               --------------------------------------------------

                                                                             SINCE
                                                                           INCEPTION
                                        6 MONTHS  1 YEAR  3 YEAR  5 YEAR   (4/15/97)
                                        --------  ------  ------  ------   ---------
SMALLCAP EQUITY FUND CLASS AAA ......     10.47%   24.34%  14.66%  (6.25)%    7.01%

Russell 2000 Index ..................      9.21    17.95   24.12    6.45      9.73
Russell 2000 Growth Index ...........     10.02    17.97   23.23   (2.54)     5.58
Lipper Small-Cap Growth Average .....      9.76    18.57   20.42   (2.45)     9.33

* RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND ARE NET OF EXPENSES. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ADVISER REIMBURSED EXPENSES TO LIMIT THE EXPENSE RATIO. HAD SUCH
      LIMITATION NOT BEEN IN PLACE, RETURNS WOULD HAVE BEEN LOWER. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. INVESTORS SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES OF THE FUND CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT THIS AND OTHER MATTERS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. PERFORMANCE RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED. SEE PAGE 1 FOR FURTHER DETAILS ABOUT ADDITIONAL CLASSES OF SHARES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDICATOR OF STOCK MARKET PERFORMANCE, WHILE THE LIPPER AVERAGE REFLECTS THE AVERAGE PERFORMANCE OF MUTUAL FUNDS CLASSIFIED IN THIS PARTICULAR CATEGORY. INVESTING IN SMALL CAPITALIZATION SECURITIES INVOLVES SPECIAL CHALLENGES BECAUSE THESE SECURITIES MAY TRADE LESS FREQUENTLY AND
      EXPERIENCE   MORE  ABRUPT  PRICE   MOVEMENTS  THAN  LARGE   CAPITALIZATION
      SECURITIES.
--------------------------------------------------------------------------------

      COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALLCAP EQUITY FUND CLASS AAA, THE RUSSELL 2000 INDEX, AND THE RUSSELL 2000 GROWTH INDEX

   [THE FOLLOWING TABLE WAS REPRESENTED BY A PERFORMANCE GRAPH IN THE PRINTED
                                   MATERIAL.]

          SmallCap Equity Fund
               (Class AAA)       Russell 2000 Index   Russell 2000 Growth Index
          --------------------   ------------------   -------------------------
4/15/97          10,000                10,000                 10,000
9/97             14,480                13,410                 13,942
9/98             11,923                10,859                 10,480
9/99             18,950                12,930                 13,900
9/00             24,512                15,955                 18,024
9/01             13,930                12,571                 10,348
9/02             11,777                11,402                  8,468
9/03             12,861                15,563                 12,001
9/04             14,276                18,484                 13,432
9/05             17,751                21,825                 15,846

                          Average Annual Total Return*

             1 Year    3 Year     5 Year    Life of Fund
             ------    ------    -------    ------------
Class AAA    24.34%    14.66%    (6.25)%        7.01%

* PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INCOME FUND

      Effective July 18, 2005, the Westwood Realty Fund's name was changed to Westwood Income Fund and the investment policies, strategies and risks were changed to reflect a reorientation of the Fund to an income focused strategy that emphasizes high current income over capital appreciation and permits the Fund to invest a significant portion of its assets in various types of income producing equity and fixed income securities, in addition to real estate investment trusts ("REITs").

      Since the reorientation began late in the fiscal year, in this report we are comparing the Fund performance to the NAREIT Composite REIT Index. Going forward, we shall utilize a blend of equity and fixed income indices. The Income Fund advanced 24.92% during the twelve months ended September 30, 2005. The NAREIT Composite REIT Index total return was 27.28%, while the Lipper Real Estate Fund Average was 26.03% and the Lipper Equity Income Fund Average was 13.69%.

      For a third consecutive year the REIT asset class posted stellar performance by topping both the S&P 500 Equity Index and the Russell 2000 Equity Index. Three sectors - Regional Malls, Office, and Apartments - together contributed nearly 14% of the return of the NAREIT index, with Shopping Centers running a close fourth. The same four sectors were top contributors to performance of the Fund, accounting for 60% of its performance. No sector earned a negative return, and only Mixed was up less than double digits.

      For the period until reorientation began and for the fiscal year as a whole, Simon Property Group Inc., a leading Regional Mall REIT, was the top contributor to Fund performance. Other top performers were General Growth Properties Inc., another Retail REIT, and Equity Office Properties Trust. Although purchased during the reorientation period, San Juan Basin Royalty Trust was a top performer for the fiscal year. Very few holdings had a negative contribution but Iowa Telecommunications Services Inc., a telecommunications company purchased after mid July, was a bottom performer.

--------------------------------------------------------------------------------
               AVERAGE ANNUAL RETURNS THROUGH SEPTEMBER 30, 2005*
               --------------------------------------------------

                                                                                SINCE
                                                                              INCEPTION
                                        6 MONTHS   1 YEAR   3 YEAR   5 YEAR   (9/30/97)
                                        --------   ------   ------   ------   ---------
INCOME FUND CLASS AAA ...............     16.20%   24.92%   23.40%   17.61%     11.39%

NAREIT Composite REIT Index .........     18.84    27.28    26.02    19.58      13.22
Lipper Real Estate Fund Average .....     16.70    26.03    25.98    18.53      11.23
Lipper Equity Income Fund Avg .......      4.91    13.69    16.69     4.10       5.99

* RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND ARE NET OF EXPENSES. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ADVISER REIMBURSED EXPENSES TO LIMIT THE EXPENSE RATIO. HAD SUCH
      LIMITATION NOT BEEN IN PLACE, RETURNS WOULD HAVE BEEN LOWER. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. INVESTORS SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES OF THE FUND CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT THIS AND OTHER MATTERS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. PERFORMANCE RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED. SEE PAGE 1 FOR FURTHER DETAILS ABOUT ADDITIONAL CLASSES OF SHARES. THE NAREIT INDEX IS AN UNMANAGED INDICATOR OF REIT MARKET PERFORMANCE, WHILE THE LIPPER AVERAGE REFLECTS THE AVERAGE PERFORMANCE OF MUTUAL FUNDS CLASSIFIED IN THIS PARTICULAR CATEGORY. INVESTING IN REAL ESTATE RELATED SECURITIES INVOLVES SPECIAL RISKS ASSOCIATED WITH GENERAL OR LOCAL ECONOMIC CONDITIONS, OVERBUILDING
      AND CHANGES IN ZONING, OR THAT THE REAL ESTATE MARKET WILL UNDERPERFORM THE STOCK MARKET GENERALLY.
--------------------------------------------------------------------------------

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
             THE INCOME FUND CLASS AAA, THE RUSSELL 2000 INDEX, AND THE NATIONAL ASSOCIATION OF REITS COMPOSITE REIT INDEX

   [THE FOLLOWING TABLE WAS REPRESENTED BY A PERFORMANCE GRAPH IN THE PRINTED
                                   MATERIAL.]

           Income Fund
           (Class AAA)    Russell 2000 Index    NAREIT Composite REIT Index
           -----------    ------------------    ---------------------------
9/30/97       10,000            10,000                    10,000
9/98           8,950             8,098                     8,540
9/99           8,442             9,642                     7,810
9/00          10,541            11,898                     9,327
9/01          11,741             9,374                    10,602
9/02          12,622             8,502                    11,633
9/03          15,503            11,606                    14,718
9/04          18,986            13,784                    18,483
9/05          23,718            16,275                    23,525

                          Average Annual Total Return*

             1 Year    3 Year     5 Year    Life of Fund
             ------    ------    -------    ------------
Class AAA    24.92%    23.40%     17.61%       11.39%

* PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MIGHTY MITES(SM) FUND

      For the twelve month period ended September 30, 2005, the Westwood Mighty Mites(SM) advanced 20.42% significantly outperforming the Russell 2000 and Lipper Small-Cap Value Average returns of 17.95% and 18.54%, respectively.

      Last year when we wrote to you, the ongoing conflict in Iraq, the Presidential election, and rising raw material costs were clearly the major issues confronting the market. Over the past year, we have seen the "civil war" in Iraq continue, raw material costs continue to increase, a dramatic rise in fuel costs, the Federal Funds Rate increase by 175 bps, and two natural disasters in the coast region. The dramatic rise in fuel costs has imposed a "tax" that is putting a drag on overall consumer discretionary spending. It always seems that the moment we solve/settle one problem another rises to take its place. That is the long-term history of the market. We have and will continue to deal with that reality.

      Small cap stocks made headway during the fiscal year ended September 30, 2005. The Fund's nearly 3% outperformance over the Russell 2000 Index for the past twelve months resulted primarily from our stocks reacting favorably to a series of company-specific positive news events, and to a lesser extent on merger and acquisition activity within the names we own.

      As is often the case, our best and worst performing stocks in the past twelve months came from a diverse group of industries. Portfolio holdings posting the biggest gains included diversified electronics manufacturer Lamson & Sessions, small turbine manufacturer Capstone Turbine, diagnostic substances manufacturer Quidel, and wireless operator Rural Cellular Corp. As might be expected, energy stocks such as Stolt Offshore and RPC were also excellent performers. Major portfolio disappointments included auto parts manufacturer Standard Motor Products, paper and office product company Nashua Corp., TV broadcaster Young Broadcasting, and diversified electronics firm SL Industries.

--------------------------------------------------------------------------------
               AVERAGE ANNUAL RETURNS THROUGH SEPTEMBER 30, 2005*
               --------------------------------------------------

                                                                                SINCE
                                                                              INCEPTION
                                        6 MONTHS   1 YEAR   3 YEAR   5 YEAR   (5/11/98)
                                        --------   ------   ------   ------   ---------
MIGHTY MITES FUND(SM) CLASS AAA .....     7.11%    20.42%   17.87%   10.53%     14.03%

Russell 2000 Index ..................     9.21     17.95    24.12     6.45       6.02
Lipper Small-Cap Value Average ......     7.52     18.54    24.04    14.62       9.10

* RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND ARE NET OF EXPENSES. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ADVISER REIMBURSED EXPENSES TO LIMIT THE EXPENSE RATIO. HAD SUCH
      LIMITATION NOT BEEN IN PLACE, RETURNS WOULD HAVE BEEN LOWER. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. INVESTORS SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES OF THE FUND CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT THIS AND OTHER MATTERS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. PERFORMANCE RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED. SEE PAGE 1 FOR FURTHER DETAILS ABOUT ADDITIONAL CLASSES OF SHARES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDICATOR OF STOCK MARKET PERFORMANCE, WHILE THE LIPPER AVERAGE REFLECTS THE AVERAGE PERFORMANCE OF MUTUAL FUNDS CLASSIFIED IN THIS PARTICULAR CATEGORY. INVESTING IN SMALL CAPITALIZATION SECURITIES INVOLVES SPECIAL CHALLENGES BECAUSE THESE SECURITIES MAY TRADE LESS FREQUENTLY AND
      EXPERIENCE   MORE  ABRUPT  PRICE   MOVEMENTS  THAN  LARGE   CAPITALIZATION
      SECURITIES.
--------------------------------------------------------------------------------

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MIGHTY MITES(SM) FUND CLASS AAA AND THE RUSSELL 2000 INDEX

   [THE FOLLOWING TABLE WAS REPRESENTED BY A PERFORMANCE GRAPH IN THE PRINTED
                                   MATERIAL.]

          Mighty Mites(SM) Fund
             (Class AAA)          Russell 2000 Index
          ---------------------   ------------------
5/11/98          10,000                 10,000
9/98              9,700                  7,660
9/99             13,018                  9,121
9/00             16,010                 11,254
9/01             15,567                  8,867
9/02             16,128                  8,042
9/03             19,314                 10,978
9/04             21,915                 13,039
9/05             26,391                 15,395

                          Average Annual Total Return*

            1 Year   3 Year    5 Year   Life of Fund
            ------   ------   -------   ------------
Class AAA   20.42%   17.87%    10.53%       14.03%

* PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

--------------------------------------------------------------------------------
We have separated the portfolio manager's commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager's commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.
--------------------------------------------------------------------------------

THE WESTWOOD FUNDS
DISCLOSURE OF FUND EXPENSES (UNAUDITED)
For the Six Month Period from
April 1, 2005 through September 30, 2005                           EXPENSE TABLE
--------------------------------------------------------------------------------

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of a fund. When a fund's expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund's costs in two ways:

ACTUAL FUND RETURN: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The "Ending Account Value" shown is derived from the Fund's ACTUAL return during the past six months, and the "Expenses Paid During Period" shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading "Expenses Paid During Period" to estimate the expenses you paid during this period.

HYPOTHETICAL 5% RETURN: This section provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case -- because the hypothetical return used is NOT the Fund's actual return -- the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The "Annualized Expense Ratio" represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended September 30, 2005.

                                            Beginning       Ending       Annualized    Expenses
                                          Account Value  Account Value    Expense     Paid During
                                             04/01/05       09/30/05       Ratio        Period*
-------------------------------------------------------------------------------------------------
WESTWOOD EQUITY FUND
-------------------------------------------------------------------------------------------------
Actual Fund Return
Class AAA                                  $  1,000.00    $  1,086.30       1.49%      $   7.79
Class A                                    $  1,000.00    $  1,084.40       1.74%      $   9.09
Class B                                    $  1,000.00    $  1,081.90       2.24%      $  11.69
Class C                                    $  1,000.00    $  1,082.90       2.24%      $  11.70

Hypothetical 5% Return
Class AAA                                  $  1,000.00    $  1,017.60       1.49%      $   7.54
Class A                                    $  1,000.00    $  1,016.34       1.74%      $   8.80
Class B                                    $  1,000.00    $  1,013.84       2.24%      $  11.31
Class C                                    $  1,000.00    $  1,013.84       2.24%      $  11.31

THE WESTWOOD FUNDS
DISCLOSURE OF FUND EXPENSES (CONTINUED) (UNAUDITED)
For the Six Month Period from
April 1, 2005 through September 30, 2005                           EXPENSE TABLE
--------------------------------------------------------------------------------

                                            Beginning       Ending       Annualized    Expenses
                                          Account Value  Account Value    Expense     Paid During
                                             04/01/05       09/30/05       Ratio        Period*
-------------------------------------------------------------------------------------------------
WESTWOOD BALANCED FUND
-------------------------------------------------------------------------------------------------
Actual Fund Return
Class AAA                                  $  1,000.00    $  1,060.00       1.22%      $   6.30
Class A                                    $  1,000.00    $  1,059.50       1.47%      $   7.59
Class B                                    $  1,000.00    $  1,055.90       1.97%      $  10.15
Class C                                    $  1,000.00    $  1,056.70       1.97%      $  10.16

Hypothetical 5% Return
Class AAA                                  $  1,000.00    $  1,018.95       1.22%      $   6.17
Class A                                    $  1,000.00    $  1,017.70       1.47%      $   7.44
Class B                                    $  1,000.00    $  1,015.19       1.97%      $   9.95
Class C                                    $  1,000.00    $  1,015.19       1.97%      $   9.95

-------------------------------------------------------------------------------------------------
WESTWOOD INTERMEDIATE BOND FUND
-------------------------------------------------------------------------------------------------
Actual Fund Return
Class AAA                                  $  1,000.00    $  1,018.90       1.00%      $   5.06
Class A                                    $  1,000.00    $  1,018.40       1.10%      $   5.57
Class B                                    $  1,000.00    $  1,015.10       1.75%      $   8.84
Class C                                    $  1,000.00    $  1,018.60       1.75%      $   8.86

Hypothetical 5% Return
Class AAA                                  $  1,000.00    $  1,020.05       1.00%      $   5.06
Class A                                    $  1,000.00    $  1,019.55       1.10%      $   5.57
Class B                                    $  1,000.00    $  1,016.29       1.75%      $   8.85
Class C                                    $  1,000.00    $  1,016.29       1.75%      $   8.85

-------------------------------------------------------------------------------------------------
WESTWOOD SMALLCAP EQUITY FUND
-------------------------------------------------------------------------------------------------
Actual Fund Return
Class AAA                                  $  1,000.00    $  1,104.70       1.50%      $   7.91
Class A                                    $  1,000.00    $  1,104.00       1.75%      $   9.23
Class B                                    $  1,000.00    $  1,100.70       2.25%      $  11.85
Class C                                    $  1,000.00    $  1,084.80       2.25%      $  11.76

Hypothetical 5% Return
Class AAA                                  $  1,000.00    $  1,017.55       1.50%      $   7.59
Class A                                    $  1,000.00    $  1,016.29       1.75%      $   8.85
Class B                                    $  1,000.00    $  1,013.79       2.25%      $  11.36
Class C                                    $  1,000.00    $  1,013.79       2.25%      $  11.36

                                            Beginning       Ending       Annualized    Expenses
                                          Account Value  Account Value    Expense     Paid During
                                             04/01/05       09/30/05       Ratio        Period*
-------------------------------------------------------------------------------------------------
WESTWOOD INCOME FUND
-------------------------------------------------------------------------------------------------
Actual Fund Return
Class AAA                                  $  1,000.00    $  1,162.00       1.50%      $   8.13
Class A                                    $  1,000.00    $  1,160.60       1.75%      $   9.48
Class B                                    $  1,000.00    $  1,157.30       2.25%      $  12.17
Class C                                    $  1,000.00    $  1,157.10       2.25%      $  12.17

Hypothetical 5% Return
Class AAA                                  $  1,000.00    $  1,017.55       1.50%      $   7.59
Class A                                    $  1,000.00    $  1,016.29       1.75%      $   8.85
Class B                                    $  1,000.00    $  1,013.79       2.25%      $  11.36
Class C                                    $  1,000.00    $  1,013.79       2.25%      $  11.36

-------------------------------------------------------------------------------------------------
WESTWOOD MIGHTY MITES(SM) FUND
-------------------------------------------------------------------------------------------------
Actual Fund Return
Class AAA                                  $  1,000.00    $  1,071.10       1.50%      $   7.79
Class A                                    $  1,000.00    $  1,069.80       1.75%      $   9.08
Class B                                    $  1,000.00    $  1,067.40       2.25%      $  11.66
Class C                                    $  1,000.00    $  1,067.00       2.25%      $  11.66

Hypothetical 5% Return
Class AAA                                  $  1,000.00    $  1,017.55       1.50%      $   7.59
Class A                                    $  1,000.00    $  1,016.29       1.75%      $   8.85
Class B                                    $  1,000.00    $  1,013.79       2.25%      $  11.36
Class C                                    $  1,000.00    $  1,013.79       2.25%      $  11.36

* Expenses are equal to the Fund's annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

PROXY VOTING

Each Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds' proxy voting policies, procedures and how the Funds voted proxies relating to portfolio securities are available without charge, upon request, (i) by calling 800-GABELLI (800-422-3554); (ii) by writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; and (iii) by visiting the Securities and Exchange Commission's website at www.sec.gov.

SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)

The following table presents portfolio holdings as a percent of total net assets:

--------------------------------------------------------------------------------
WESTWOOD EQUITY FUND
--------------------------------------------------------------------------------
Energy and Utilities: Oil .............................................   12.9%
Banking ...............................................................   11.1%
Other Financial Services ..............................................    7.6%
Diversified Industrial ................................................    7.5%
Brokerage .............................................................    6.6%
Telecommunications ....................................................    6.3%
Energy and Utilities: Integrated ......................................    5.1%
U.S. Government Obligations ...........................................    4.0%
Transportation ........................................................    3.8%
Consumer Products .....................................................    3.7%
Computer Software and Services ........................................    3.7%
Aerospace .............................................................    3.5%
Food and Beverage .....................................................    2.6%
Aviation: Parts and Services ..........................................    2.5%
Specialty Chemicals ...................................................    2.5%
Cable .................................................................    2.5%
Metals and Mining .....................................................    2.5%
Retail ................................................................    2.5%
Energy and Utilities: Natural Gas .....................................    2.4%
Computer Hardware .....................................................    1.4%
Paper and Forest Products .............................................    1.3%
Communications Equipment ..............................................    1.3%
Agriculture ...........................................................    1.2%
Hotels and Gaming .....................................................    1.2%
Other Assets and Liabilities (Net) ....................................    0.3%
                                                                         -----
                                                                         100.0%
                                                                         =====

--------------------------------------------------------------------------------
WESTWOOD BALANCED FUND
--------------------------------------------------------------------------------
U.S. Government Obligations ...........................................   15.5%
U.S. Government Agency Obligations ....................................   13.0%
Energy and Utilities: Oil .............................................    8.5%
Banking ...............................................................    8.2%
Diversified Industrial ................................................    5.2%
Brokerage .............................................................    5.0%
Telecommunications ....................................................    4.8%
Other Financial Services ..............................................    4.5%
Energy and Utilities: Integrated ......................................    4.5%
Retail ................................................................    3.2%
Consumer Products .....................................................    2.3%
Transportation ........................................................    2.3%
Food and Beverage .....................................................    2.2%
Computer Software and Services ........................................    2.2%
Aerospace .............................................................    2.1%
Computer Hardware .....................................................    2.1%
Paper and Forest Products .............................................    1.5%
Aviation: Parts and Services ..........................................    1.5%
Specialty Chemicals ...................................................    1.5%
Cable .................................................................    1.5%
Metals and Mining .....................................................    1.4%
Energy and Utilities: Natural Gas .....................................    1.4%
Foreign Government Bonds ..............................................    1.3%
Real Estate Investment Trusts .........................................    1.2%
Communications Equipment ..............................................    0.8%
Agriculture ...........................................................    0.7%
Hotels and Gaming .....................................................    0.7%
Asset Backed Securities ...............................................    0.6%
Other Assets and Liabilities (Net) ....................................    0.3%
                                                                         -----
                                                                         100.0%
                                                                         =====

--------------------------------------------------------------------------------
WESTWOOD INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------
Corporate Bonds .......................................................   37.7%
U.S. Government Agency Obligations ....................................   30.5%
U.S. Government Obligations ...........................................   24.1%
Foreign Government Bonds ..............................................    4.7%
Asset Backed Securities ...............................................    2.2%
Other Assets and Liabilities (Net) ....................................    0.8%
                                                                         -----
                                                                         100.0%
                                                                         =====

--------------------------------------------------------------------------------
WESTWOOD SMALLCAP EQUITY FUND
--------------------------------------------------------------------------------
Financial Services ....................................................   14.0%
Energy and Utilities ..................................................   11.7%
Real Estate ...........................................................   10.8%
Equipment and Supplies ................................................    8.6%
Health Care ...........................................................    6.0%
Aerospace .............................................................    4.9%
Computer Software and Services ........................................    4.9%
Hotels and Gaming .....................................................    4.1%
Consumer Products .....................................................    3.8%
Telecommunications ....................................................    3.7%
Transportation ........................................................    3.0%
Diversified Industrial ................................................    3.0%
Building and Construction .............................................    2.9%
Communications Equipment ..............................................    2.2%
Metals and Mining .....................................................    2.1%
Business Services .....................................................    2.1%
Food and Beverage .....................................................    2.0%
Electronics ...........................................................    2.0%
Paper and Forest Products .............................................    1.9%
Retail ................................................................    1.7%
Other Assets and Liabilities (Net).....................................    4.6%
                                                                         -----
                                                                         100.0%
                                                                         =====

SUMMARY OF PORTFOLIO HOLDINGS (CONTINUED) (UNAUDITED)

--------------------------------------------------------------------------------
WESTWOOD INCOME FUND
--------------------------------------------------------------------------------
Office Property .......................................................   14.6%
Apartments ............................................................   13.7%
Shopping Centers ......................................................   10.3%
Transportation ........................................................    8.4%
Financial Services ....................................................    8.3%
Diversified Property ..................................................    8.3%
Hotels ................................................................    5.2%
Telecommunications ....................................................    4.6%
Health Care ...........................................................    3.9%
Industrial Property ...................................................    3.4%
Energy and Utilities: Oil .............................................    2.5%
Entertainment .........................................................    2.4%
Food and Beverage .....................................................    2.4%
Paper and Forest Products .............................................    2.2%
Energy and Utilities: Natural Gas .....................................    2.0%
Manufactured Housing ..................................................    1.8%
Public Storage ........................................................    1.2%
Energy and Utilities: Electric ........................................    0.8%
Energy and Utilities: Integrated ......................................    0.4%
Other Assets and Liabilities (Net) ....................................    3.6%
                                                                         -----
                                                                         100.0%
                                                                         =====

--------------------------------------------------------------------------------
WESTWOOD MIGHTY MITES(SM) FUND
--------------------------------------------------------------------------------
Financial Services ....................................................   13.7%
Health Care ...........................................................   12.1%
Manufactured Housing and Recreational Vehicles ........................    8.6%
Equipment and Supplies ................................................    6.7%
Diversified Industrial ................................................    5.9%
Broadcasting ..........................................................    5.1%
Consumer Products .....................................................    4.3%
Automotive: Parts and Accessories .....................................    3.8%
Business Services .....................................................    3.6%
Telecommunications ....................................................    3.1%
Electronics ...........................................................    3.1%
Energy and Utilities: Natural Gas .....................................    2.8%
Real Estate ...........................................................    2.8%
Computer Software and Services ........................................    2.7%
Food and Beverage .....................................................    2.6%
Energy and Utilities: Integrated ......................................    2.3%
Specialty Chemicals ...................................................    2.1%
Energy and Utilities: Services ........................................    2.0%
Entertainment .........................................................    1.9%
Energy and Utilities: Water ...........................................    1.6%
Aviation: Parts and Services ..........................................    1.5%
Publishing ............................................................    1.5%
Educational Services ..................................................    1.0%
Retail ................................................................    0.7%
Closed-End Funds ......................................................    0.6%
Building and Construction .............................................    0.6%
Energy and Utilities: Electric ........................................    0.6%
Paper and Forest Products .............................................    0.5%
Restaurants ...........................................................    0.5%
Hotels and Gaming .....................................................    0.4%
Communications Equipment ..............................................    0.3%
Agriculture ...........................................................    0.3%
Transportation ........................................................    0.2%
Wireless Communications ...............................................    0.2%
Cable .................................................................    0.1%
Consumer Services .....................................................    0.0%
Metals and Mining .....................................................    0.0%
Other Assets and Liabilities (Net) ....................................    0.2%
                                                                         -----
                                                                         100.0%
                                                                         =====

THE FUNDS FILE A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q, THE LAST OF WHICH WAS FILED FOR THE QUARTER ENDED JUNE 30, 2005. SHAREHOLDERS MAY OBTAIN THIS INFORMATION AT WWW.GABELLI.COM OR BY CALLING THE FUND AT 800-GABELLI
(800-422-3554). THE FUNDS' FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV AND MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

THE WESTWOOD INCOME (FORMERLY REALTY) FUND (THE "FUND") SHAREHOLDER MEETING (UNAUDITED)

A Special Meeting of Shareholders of the Fund was held on June 24, 2005. The following proposal was submitted for a vote of the shareholders: TO APPROVE A CHANGE IN THE INVESTMENT OBJECTIVE OF THE FUND (THE "PROPOSAL"). The holders of 482,339 shares (83%) represented at the meeting voted in favor of the Proposal, 72,049 shares voted against the Proposal and 26,204 shares abstained.

Effective July 18, 2005, the Fund's investment objective was changed "to provide a high level of current income as well as long-term capital appreciation. The Fund invests primarily in income producing equity and fixed income securities." Also, effective July 18, 2005, the Fund's name was changed from the "Westwood Realty Fund" to the "Westwood Income Fund," and the Fund's principal investment policies, strategies, and risks were changed to reflect a reorientation of the Fund to an income oriented strategy that emphasizes high current income over capital appreciation and permits the Fund to invest a significant portion of its assets in various types of income producing equity and fixed income securities, in addition to real estate investment trusts ("REITs").

WESTWOOD EQUITY FUND
SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 2005
--------------------------------------------------------------------------------

                                                                      MARKET
  SHARES                                                COST          VALUE
----------                                          ------------   ------------
             COMMON STOCKS -- 95.7%
             AEROSPACE -- 3.5%
    32,900   Boeing Co. .........................   $  1,207,023   $  2,235,555
    67,100   Lockheed Martin Corp. ..............      3,414,045      4,095,784
                                                    ------------   ------------
                                                       4,621,068      6,331,339
                                                    ------------   ------------
             AGRICULTURE -- 1.2%
    43,000   Bunge Ltd. .........................      2,427,157      2,262,660
                                                    ------------   ------------
             AVIATION: PARTS AND SERVICES -- 2.5%
    88,700   United Technologies Corp. ..........      2,866,488      4,598,208
                                                    ------------   ------------
             BANKING -- 11.1%
   106,800   Bank of America Corp. ..............      3,021,941      4,496,280
   101,933   Citigroup Inc. .....................      4,210,190      4,639,990
    73,400   Comerica Inc. ......................      4,388,522      4,323,260
   131,684   JPMorgan Chase & Co. ...............      4,516,377      4,468,038
    44,300   Wachovia Corp. .....................      2,242,745      2,108,237
                                                    ------------   ------------
                                                      18,379,775     20,035,805
                                                    ------------   ------------
             BROKERAGE -- 6.6%
    43,800   Bear Stearns Companies Inc. ........      2,944,970      4,807,050
    21,200   Legg Mason Inc. ....................      1,986,992      2,325,428
    21,600   Lehman Brothers Holdings Inc. ......      1,631,573      2,515,968
    42,700   Morgan Stanley .....................      2,482,681      2,303,238
                                                    ------------   ------------
                                                       9,046,216     11,951,684
                                                    ------------   ------------
             CABLE -- 2.5%
   156,000   Comcast Corp., Cl. A, Special+ .....      4,508,945      4,489,680
                                                    ------------   ------------
             COMMUNICATIONS EQUIPMENT -- 1.3%
   102,900   Motorola Inc. ......................      1,719,630      2,273,061
                                                    ------------   ------------
             COMPUTER HARDWARE -- 1.4%
    31,000   International Business Machines
                Corp. ...........................      2,407,424      2,486,820
                                                    ------------   ------------
             COMPUTER SOFTWARE AND SERVICES -- 3.7%
   174,700   Microsoft Corp. ....................      4,717,462      4,495,031
   181,400   Oracle Corp.+ ......................      2,434,707      2,247,546
                                                    ------------   ------------
                                                       7,152,169      6,742,577
                                                    ------------   ------------
             CONSUMER PRODUCTS -- 3.7%
    31,600   Altria Group Inc. ..................      1,335,232      2,329,236
    84,200   Colgate-Palmolive Co. ..............      4,306,699      4,444,918
                                                    ------------   ------------
                                                       5,641,931      6,774,154
                                                    ------------   ------------
             DIVERSIFIED INDUSTRIAL -- 7.5%
    70,000   Eaton Corp. ........................      3,904,214      4,448,500
   131,800   General Electric Co. ...............      3,838,679      4,437,706
    41,800   ITT Industries Inc. ................      3,464,108      4,748,480
                                                    ------------   ------------
                                                      11,207,001     13,634,686
                                                    ------------   ------------
             ENERGY AND UTILITIES: INTEGRATED -- 5.1%
    57,200   Burlington Resources Inc. ..........      1,581,886      4,651,504
    64,700   ConocoPhillips .....................      1,998,757      4,523,177
                                                    ------------   ------------
                                                       3,580,643      9,174,681
                                                    ------------   ------------
             ENERGY AND UTILITIES: NATURAL GAS -- 2.4%
    58,406   Apache Corp. .......................      2,068,615      4,393,299
                                                    ------------   ------------
             ENERGY AND UTILITIES: OIL -- 12.9%
    74,100   Baker Hughes Inc. ..................      4,021,124      4,422,288
    36,400   Chevron Corp. ......................      1,643,942      2,356,172
    83,700   Exxon Mobil Corp. ..................      3,687,215      5,318,298
    64,200   Marathon Oil Corp. .................      2,995,803      4,425,306
    44,540   Murphy Oil Corp. ...................      1,861,706      2,221,210
    54,200   Occidental Petroleum Corp. .........      4,089,365      4,630,306
                                                    ------------   ------------
                                                      18,299,155     23,373,580
                                                    ------------   ------------

                                                                      MARKET
  SHARES                                                COST          VALUE
----------                                          ------------   ------------
             FOOD AND BEVERAGE -- 2.6%
    60,300   Dean Foods Co.+ ....................   $  1,640,550   $  2,343,258
    48,000   General Mills Inc. .................      2,220,066      2,313,600
                                                    ------------   ------------
                                                       3,860,616      4,656,858
                                                    ------------   ------------
             HOTELS AND GAMING -- 1.2%
    37,200   Starwood Hotels & Resorts
                Worldwide Inc. ..................      1,687,802      2,126,724
                                                    ------------   ------------
             METALS AND MINING -- 2.5%
    34,200   Phelps Dodge Corp. .................      3,054,272      4,443,606
                                                    ------------   ------------
             OTHER FINANCIAL SERVICES -- 7.6%
    81,400   American Express Co. ...............      3,075,284      4,675,616
    87,100   Eaton Vance Corp. ..................      1,603,129      2,161,822
    54,100   Franklin Resources Inc. ............      3,593,507      4,542,236
    35,000   Prudential Financial Inc. ..........      1,198,162      2,364,600
                                                    ------------   ------------
                                                       9,470,082     13,744,274
                                                    ------------   ------------
             PAPER AND FOREST PRODUCTS -- 1.3%
    39,828   Rayonier Inc. ......................      1,548,243      2,294,890
                                                    ------------   ------------
             RETAIL -- 2.5%
    33,500   Federated Department Stores Inc. ...      1,666,032      2,240,145
    17,691   Sears Holdings Corp.+ ..............      2,289,971      2,201,114
                                                    ------------   ------------
                                                       3,956,003      4,441,259
                                                    ------------   ------------
             SPECIALTY CHEMICALS -- 2.5%
    58,100   E.I. du Pont de Nemours and Co. ....      2,687,179      2,275,777
    38,600   PPG Industries Inc. ................      2,437,149      2,284,734
                                                    ------------   ------------
                                                       5,124,328      4,560,511
                                                    ------------   ------------
             TELECOMMUNICATIONS -- 6.3%
    68,900   ALLTEL Corp. .......................      3,764,132      4,486,079
    56,600   Harris Corp. .......................      1,636,410      2,365,880
   138,604   Verizon Communications Inc. ........      5,228,439      4,530,965
                                                    ------------   ------------
                                                      10,628,981     11,382,924
                                                    ------------   ------------
             TRANSPORTATION -- 3.8%
    80,900   Burlington Northern Santa Fe
                Corp. ...........................      3,650,045      4,837,820
    36,000   Overseas Shipholding Group Inc. ....      2,070,141      2,099,880
                                                    ------------   ------------
                                                       5,720,186      6,937,700
                                                    ------------   ------------
             TOTAL COMMON STOCKS ................    138,976,730    173,110,980
                                                    ------------   ------------

PRINCIPAL
 AMOUNT
----------
             U.S. GOVERNMENT OBLIGATIONS  -- 4.0%
             U.S. TREASURY BILLS -- 4.0%
$7,200,000   U.S. Treasury Bills,
               3.320% to 3.440%++,
               10/06/05 to 12/15/05 .............      7,175,207      7,176,146
                                                    ------------   ------------
             TOTAL U.S. GOVERNMENT
               OBLIGATIONS ......................      7,175,207      7,176,146
                                                    ------------   ------------
             TOTAL INVESTMENTS -- 99.7% .........   $146,151,937    180,287,126
                                                    ============
             OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.3% .....        553,354
                                                                   ------------
             NET ASSETS -- 100.0% ..............................   $180,840,480
                                                                   ============

----------
+     Non-income producing security.

++    Represents annualized yield at date of purchase.

                 See accompanying notes to financial statements.

WESTWOOD BALANCED FUND
SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 2005
--------------------------------------------------------------------------------

                                                                      MARKET
  SHARES                                                COST          VALUE
----------                                          ------------   ------------
             COMMON STOCKS -- 59.3%
             AEROSPACE -- 2.1%
    16,300   Boeing Co. .........................   $    615,357   $  1,107,585
    33,800   Lockheed Martin Corp. ..............      1,733,514      2,063,152
                                                    ------------   ------------
                                                       2,348,871      3,170,737
                                                    ------------   ------------
             AGRICULTURE -- 0.7%
    21,100   Bunge Ltd. .........................      1,188,369      1,110,282
                                                    ------------   ------------
             AVIATION: PARTS AND SERVICES -- 1.5%
    43,900   United Technologies Corp. ..........      1,337,007      2,275,776
                                                    ------------   ------------
             BANKING -- 6.5%
    52,400   Bank of America Corp. ..............      1,616,086      2,206,040
    48,733   Citigroup Inc. .....................      1,809,374      2,218,326
    36,900   Comerica Inc. ......................      2,183,185      2,173,410
    64,596   JPMorgan Chase & Co. ...............      2,269,218      2,191,742
    21,800   Wachovia Corp. .....................      1,103,630      1,037,462
                                                    ------------   ------------
                                                       8,981,493      9,826,980
                                                    ------------   ------------
             BROKERAGE -- 4.0%
    21,800   Bear Stearns Companies Inc. ........      1,508,619      2,392,550
    10,800   Legg Mason Inc. ....................        992,210      1,184,652
    11,800   Lehman Brothers Holdings Inc. ......        865,791      1,374,464
    21,400   Morgan Stanley. ....................      1,238,111      1,154,316
                                                    ------------   ------------
                                                       4,604,731      6,105,982
                                                    ------------   ------------
             CABLE -- 1.5%
    76,500   Comcast Corp., Cl. A Special+ ......      2,205,211      2,201,670
                                                    ------------   ------------
             COMMUNICATIONS EQUIPMENT -- 0.8%
    54,000   Motorola Inc. ......................        850,251      1,192,860
                                                    ------------   ------------
             COMPUTER HARDWARE -- 0.8%
    14,700   International Business Machines
                Corp. ...........................      1,016,809      1,179,234
                                                    ------------   ------------
             COMPUTER SOFTWARE AND SERVICES -- 2.2%
    85,600   Microsoft Corp. ....................      2,297,362      2,202,488
    89,200   Oracle Corp.+ ......................      1,201,149      1,105,188
                                                    ------------   ------------
                                                       3,498,511      3,307,676
                                                    ------------   ------------
             CONSUMER PRODUCTS -- 2.3%
    17,000   Altria Group Inc. ..................        695,986      1,253,070
    43,200   Colgate-Palmolive Co. ..............      2,215,540      2,280,528
                                                    ------------   ------------
                                                       2,911,526      3,533,598
                                                    ------------   ------------
             DIVERSIFIED INDUSTRIAL -- 4.4%
    33,600   Eaton Corp. ........................      1,963,109      2,135,280
    65,700   General Electric Co. ...............      1,839,055      2,212,119
    20,500   ITT Industries Inc. ................      1,692,593      2,328,800
                                                    ------------   ------------
                                                       5,494,757      6,676,199
                                                    ------------   ------------
             ENERGY AND UTILITIES: INTEGRATED -- 4.5%
    28,100   Burlington Resources Inc. ..........        817,858      2,285,092
    31,700   ConocoPhillips .....................      1,017,957      2,216,147
    42,300   Kinder Morgan Energy Partners LP. ..      1,704,470      2,235,555
                                                    ------------   ------------
                                                       3,540,285      6,736,794
                                                    ------------   ------------
             ENERGY AND UTILITIES: NATURAL GAS -- 1.4%
    28,680   Apache Corp. .......................      1,133,694      2,157,310
                                                    ------------   ------------

                                                                      MARKET
  SHARES                                                COST          VALUE
----------                                          ------------   ------------
             ENERGY AND UTILITIES: OIL -- 7.9%
    36,200   Baker Hughes Inc. ..................   $  1,958,000   $  2,160,416
    19,300   Chevron Corp. ......................        845,975      1,249,289
    44,000   Exxon Mobil Corp. ..................      1,810,786      2,795,760
    31,500   Marathon Oil Corp. .................      1,485,116      2,171,295
    21,886   Murphy Oil Corp. ...................        900,079      1,091,455
    28,300   Occidental Petroleum Corp. .........      2,133,437      2,417,669
                                                    ------------   ------------
                                                       9,133,393     11,885,884
                                                    ------------   ------------
             FOOD AND BEVERAGE -- 1.6%
    32,200   Dean Foods Co.+ ....................        852,391      1,251,292
    23,600   General Mills Inc. .................      1,087,123      1,137,520
                                                    ------------   ------------
                                                       1,939,514      2,388,812
                                                    ------------   ------------
             HOTELS AND GAMING -- 0.7%
    18,000   Starwood Hotels & Resorts
                Worldwide Inc. ..................        816,139      1,029,060
                                                    ------------   ------------
             METALS AND MINING -- 1.4%
    16,800   Phelps Dodge Corp. .................      1,503,336      2,182,824
                                                    ------------   ------------
             OTHER FINANCIAL SERVICES -- 4.5%
    41,000   American Express Co. ...............      1,545,897      2,355,040
    44,800   Eaton Vance Corp. ..................        810,723      1,111,936
    27,200   Franklin Resources Inc. ............      1,807,321      2,283,712
    16,600   Prudential Financial Inc. ..........        535,762      1,121,496
                                                    ------------   ------------
                                                       4,699,703      6,872,184
                                                    ------------   ------------
             PAPER AND FOREST PRODUCTS -- 1.5%
    19,978   Rayonier Inc. ......................        799,611      1,151,133
    29,000   Temple-Inland Inc. .................        826,239      1,184,650
                                                    ------------   ------------
                                                       1,625,850      2,335,783
                                                    ------------   ------------
             RETAIL -- 1.4%
    16,400   Federated Department Stores Inc. ...        851,045      1,096,668
     8,741   Sears Holdings Corp.+ ..............      1,135,534      1,087,555
                                                    ------------   ------------
                                                       1,986,579      2,184,223
                                                    ------------   ------------
             SPECIALTY CHEMICALS -- 1.5%
    28,300   E.I. du Pont de Nemours and Co. ....      1,314,159      1,108,511
    18,800   PPG Industries Inc. ................      1,188,512      1,112,772
                                                    ------------   ------------
                                                       2,502,671      2,221,283
                                                    ------------   ------------
             TELECOMMUNICATIONS -- 3.8%
    36,900   ALLTEL Corp. .......................      2,018,143      2,402,559
    27,800   Harris Corp. .......................        762,087      1,162,040
    67,938   Verizon Communications Inc. ........      2,495,183      2,220,893
                                                    ------------   ------------
                                                       5,275,413      5,785,492
                                                    ------------   ------------
             TRANSPORTATION -- 2.3%
    40,300   Burlington Northern Santa Fe
                Corp. ...........................      1,754,258      2,409,940
    17,900   Overseas Shipholding Group Inc. ....      1,027,443      1,044,107
                                                    ------------   ------------
                                                       2,781,701      3,454,047
                                                    ------------   ------------
             TOTAL COMMON STOCKS ................     71,375,814     89,814,690
                                                    ------------   ------------

                See accompanying notes to financial statements.

WESTWOOD BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2005
--------------------------------------------------------------------------------

PRINCIPAL                                                             MARKET
 AMOUNT                                                 COST          VALUE
----------                                          ------------   ------------
             ASSET BACKED SECURITIES -- 0.6%
$  825,000   GS Mortgage Securities Corp. II,
                97-GL Cl. A2D,
                6.940%, 07/13/30 ................   $    832,240   $    853,875
                                                    ------------   ------------
             CORPORATE BONDS -- 10.0%
             COMPUTER HARDWARE -- 1.3%
   750,000   Hewlett-Packard Co.,
                3.625%, 03/15/08 ................        748,815        733,667
 1,250,000   IBM Corp.,
                4.875%, 10/01/06 ................      1,274,007      1,255,750
                                                    ------------   ------------
                                                       2,022,822      1,989,417
                                                    ------------   ------------
             DIVERSIFIED INDUSTRIAL -- 0.8%
 1,200,000   General Electric Co.,
                5.000%, 02/01/13 ................      1,213,651      1,211,816
                                                    ------------   ------------
             ENERGY AND UTILITIES: OIL -- 0.6%
 1,005,000   Occidental Petroleum Corp.,
                4.250%, 03/15/10 ................      1,007,498        986,361
                                                    ------------   ------------
             BANKING -- 1.7%
 1,250,000   Bank of America Corp.,
                5.375%, 06/15/14 ................      1,303,990      1,289,873
 1,125,000   Citigroup Inc.,
                6.500%, 01/18/11 ................      1,237,909      1,214,288
                                                    ------------   ------------
                                                       2,541,899      2,504,161
                                                    ------------   ------------
             BROKERAGE -- 1.0%
 1,450,000   Goldman Sachs Group Inc.,
                6.650%, 05/15/09 ................      1,459,195      1,540,458
                                                    ------------   ------------
             FOOD AND BEVERAGE -- 0.6%
   950,000   Anheuser-Busch Cos. Inc.,
                4.375%, 01/15/13 ................        935,510        931,113
                                                    ------------   ------------
             REAL ESTATE INVESTMENT TRUSTS -- 1.2%
 1,600,000   Archstone-Smith Trust,
                7.200%, 03/01/13 ................      1,556,161      1,769,072
                                                    ------------   ------------
             RETAIL -- 1.8%
 1,275,000   Neiman Marcus Group Inc.,
                6.650%, 06/01/08 ................      1,274,517      1,331,113
 1,250,000   Wal-Mart Stores,
                6.875%, 08/10/09 ................      1,305,486      1,347,456
                                                    ------------   ------------
                                                       2,580,003      2,678,569
                                                    ------------   ------------
             TELECOMMUNICATIONS -- 1.0%
 1,460,000   Verizon Communications, Deb.,
                6.460%, 04/15/08 ................      1,465,910      1,524,795
                                                    ------------   ------------
             TOTAL CORPORATE BONDS ..............     14,782,649     15,135,762
                                                    ------------   ------------
             FOREIGN GOVERNMENT BONDS -- 1.3%
 1,000,000   Canadian Government Global Bond,
                6.750%, 08/28/06 ................      1,010,220      1,021,957
 1,000,000   Republic of Italy Global Bond,
                2.500%, 03/31/06 ................        999,840        992,547
                                                    ------------   ------------
             TOTAL FOREIGN GOVERNMENT BONDS .....      2,010,060      2,014,504
                                                    ------------   ------------

PRINCIPAL                                                             MARKET
 AMOUNT                                                 COST          VALUE
----------                                          ------------   ------------
             U.S. GOVERNMENT AGENCY OBLIGATIONS -- 13.0%
             FEDERAL HOME LOAN BANK -- 3.3%
$1,500,000      2.875%, 08/15/06 ................   $  1,488,842   $  1,481,778
 1,500,000      3.375%, 02/23/07 ................      1,492,875      1,480,230
 2,000,000      Zero Coupon, 12/15/05 ...........      1,984,792      1,984,812
                                                    ------------   ------------
                                                       4,966,509      4,946,820
                                                    ------------   ------------
             FEDERAL HOME LOAN MORTGAGE CORP. -- 6.4%
 1,000,000      5.500%, 07/15/06 ................      1,017,678      1,009,120
 2,000,000      3.500%, 09/15/07 ................      2,013,200      1,970,066
 1,200,000      4.250%, 07/15/09 ................      1,212,338      1,190,739
   600,000      4.750%, 12/08/10 ................        599,132        600,290
 1,250,000      5.000%, 07/15/14 ................      1,297,712      1,283,819
 2,000,000      Zero Coupon, 10/11/05 ...........      1,998,339      1,998,339
 1,750,000      Zero Coupon, 01/17/06 ...........      1,730,313      1,730,342
                                                    ------------   ------------
                                                       9,868,712      9,782,715
                                                    ------------   ------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 3.3%
 1,000,000      2.625%, 11/15/06 ................        998,568        981,263
 2,500,000      4.375%, 03/15/13 ................      2,477,382      2,471,355
 1,500,000      5.000%, 04/15/15 ................      1,576,752      1,545,816
                                                    ------------   ------------
                                                       5,052,702      4,998,434
                                                    ------------   ------------
             TOTAL U.S. GOVERNMENT AGENCY
                OBLIGATIONS .....................     19,887,923     19,727,969
                                                    ------------   ------------
             U.S. GOVERNMENT OBLIGATIONS -- 15.5%
             U.S. INFLATION INDEX NOTES -- 1.0%
 1,500,000      0.875%, 04/15/10 ................      1,546,501      1,507,870
                                                    ------------   ------------
             U.S. TREASURY BILLS -- 3.9%
 5,900,000   U.S. Treasury Bills,
                3.320% to 3.340%++,
                10/06/05 to 12/15/05 ............      5,877,610      5,878,109
                                                    ------------   ------------
             U.S. TREASURY NOTES -- 10.6%
 1,000,000      1.625%, 10/31/05 ................        999,523        999,523
 1,600,000      5.750%, 11/15/05 ................      1,602,897      1,602,897
 2,250,000      2.250%, 04/30/06 ................      2,236,394      2,228,555
 2,725,000      3.500%, 11/15/06 ................      2,726,691      2,707,012
   750,000      3.375%, 02/28/07 ................        745,343        742,032
 1,000,000      3.625%, 04/30/07 ................        998,793        991,876
 1,250,000      3.375%, 12/15/08 ................      1,235,901      1,219,776
 2,500,000      4.750%, 05/15/14 ................      2,531,786      2,576,368
 1,000,000      4.000%, 02/15/15 ................      1,003,857        973,751
 2,000,000      4.250%, 08/15/15 ................      1,994,065      1,988,126
                                                    ------------   ------------
                                                      16,075,250     16,029,916
                                                    ------------   ------------
             TOTAL U.S. GOVERNMENT OBLIGATIONS ..     23,499,361     23,415,895
                                                    ------------   ------------
             TOTAL INVESTMENTS -- 99.7% .........   $132,388,047    150,962,695
                                                    ============
             OTHER ASSETS AND LIABILITIES (NET) -- 0.3% ........        387,199
                                                                   ------------
             NET ASSETS -- 100.0% ..............................   $151,349,894
                                                                   ============

----------
+     Non-income producing security.

++    Represents annualized yield at date of purchase.

                See accompanying notes to financial statements.

WESTWOOD INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 2005
--------------------------------------------------------------------------------

 PRINCIPAL                                                            MARKET
  AMOUNT                                                COST          VALUE
----------                                          ------------   ------------
             ASSET BACKED SECURITIES -- 2.2%
$  225,000   GS Mortgage Securities Corp. II,
                97-GL Cl. A2D,
                6.940%, 07/13/30 ................   $    231,376   $    232,875
                                                    ------------   ------------

             CORPORATE BONDS -- 37.7%
             COMPUTER HARDWARE -- 5.3%
   325,000   Hewlett-Packard Co.,
                3.625%, 03/15/08 ................        325,698        317,922
   250,000   IBM Corp.,
                4.875%, 10/01/06 ................        253,255        251,150
                                                    ------------   ------------
                                                         578,953        569,072
                                                    ------------   ------------
             DIVERSIFIED INDUSTRIAL -- 2.4%
   250,000   General Electric Co.,
                5.000%, 02/01/13 ................        252,844        252,462
                                                    ------------   ------------
             ENERGY AND UTILITIES: OIL -- 4.1%
   225,000   Chevron Corp.,
                3.375%, 02/15/08 ................        225,856        219,344
   225,000   Occidental Petroleum Corp.,
                4.250%, 03/15/10 ................        225,000        220,827
                                                    ------------   ------------
                                                         450,856        440,171
                                                    ------------   ------------
             FINANCIAL SERVICES -- 15.9%
   300,000   Bank of America Corp.,
                5.375%, 06/15/14 ................        312,958        309,569
   225,000   Bear Stearns Co. Inc.,
                2.875%, 07/02/08 ................        217,283        214,957
   225,000   Citigroup Inc.,
                6.500%, 01/18/11 ................        247,225        242,858
   300,000   Goldman Sachs Group Inc.,
                6.650%, 05/15/09 ................        308,945        318,716
   260,000   International Bank for Reconstruction
                & Development,
                8.625%, 10/15/16 ................        322,369        347,571
   275,000   Merrill Lynch & Co. Inc.,
                5.000%, 01/15/15 ................        275,242        274,012
                                                    ------------   ------------
                                                       1,684,022      1,707,683
                                                    ------------   ------------
             FOOD AND BEVERAGE -- 2.3%
   250,000   Anheuser-Busch Cos. Inc.,
                4.375%, 01/15/13 ................        246,196        245,030
                                                    ------------   ------------
             REAL ESTATE -- 1.6%
   150,000   Archstone-Smith Trust,
                7.200%, 03/01/13 ................        146,220        165,850
                                                    ------------   ------------
             RETAIL -- 4.9%
   300,000   Neiman Marcus Group Inc.,
                6.650%, 06/01/08 ................        311,292        313,203
   200,000   Wal-Mart Stores,
                6.875%, 08/10/09 ................        208,878        215,593
                                                    ------------   ------------
                                                         520,170        528,796
                                                    ------------   ------------

 PRINCIPAL                                                            MARKET
  AMOUNT                                                COST          VALUE
----------                                          ------------   ------------
             TELECOMMUNICATIONS -- 1.2%
$  125,000   Verizon Communications, Deb.,
                6.460%, 04/15/08 ................   $    126,077   $    130,547
                                                    ------------   ------------
             TOTAL CORPORATE BONDS ..............      4,005,338      4,039,611
                                                    ------------   ------------

             FOREIGN GOVERNMENT BONDS -- 4.7%
   175,000   Canadian Government Global Bond,
                6.750%, 08/28/06 ................        175,396        178,843
   325,000   Republic of Italy Global Bond,
                2.500%, 03/31/06 ................        325,129        322,578
                                                    ------------   ------------
             TOTAL FOREIGN
                GOVERNMENT BONDS ................        500,525        501,421
                                                    ------------   ------------

             U.S. GOVERNMENT AGENCY OBLIGATIONS -- 30.5%
             FEDERAL HOME LOAN BANK -- 5.8%
   250,000      2.875%, 08/15/06 ................        248,140        246,963
   375,000      Zero Coupon, 12/15/05 ...........        372,149        372,152
                                                    ------------   ------------
                                                         620,289        619,115
                                                    ------------   ------------
             FEDERAL HOME LOAN MORTGAGE CORP. -- 10.4%

   250,000      3.750%, 04/15/07 ................        249,063        247,858
   300,000      3.500%, 09/15/07 ................        297,144        295,510
   150,000      4.250%, 07/15/09 ................        151,542        148,842
   150,000      Zero Coupon, 10/11/05 ...........        149,876        149,876
   275,000      Zero Coupon, 01/17/06 ...........        271,906        271,911
                                                    ------------   ------------
                                                       1,119,531      1,113,997
                                                    ------------   ------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 7.4%
   200,000      2.000%, 01/15/06 ................        199,704        198,867
   300,000      4.375%, 03/15/13 ................        298,041        296,562
   177,808      5.500%, 01/01/35 ................        181,009        177,876
   125,000      Zero Coupon, 11/10/05 ...........        124,510        124,510
                                                    ------------   ------------
                                                         803,264        797,815
                                                    ------------   ------------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 6.9%
    14,962   GNMA, Pool #580871,
                6.500%, 12/15/31 ................         15,009         15,577
   130,013   GNMA, Pool #562288,
                6.000%, 12/15/33 ................        132,847        133,236
   209,797   GNMA, Pool #604946,
                5.500%, 01/15/34 ................        213,237        211,914
   175,999   GNMA, Pool #604970,
                5.500%, 01/15/34 ................        178,341        177,775
   199,652   GNMA, Pool #003747,
                5.000%, 08/20/35 ................        197,781        197,125
                                                    ------------   ------------
                                                         737,215        735,627
                                                    ------------   ------------
             TOTAL U.S. GOVERNMENT
                AGENCY OBLIGATIONS ..............      3,280,299      3,266,554
                                                    ------------   ------------

                See accompanying notes to financial statements.

WESTWOOD INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2005
--------------------------------------------------------------------------------

 PRINCIPAL                                                            MARKET
  AMOUNT                                                COST          VALUE
----------                                          ------------   ------------
             U.S. GOVERNMENT OBLIGATIONS -- 24.1%
             U.S. INFLATION INDEX NOTES -- 2.6%
$  275,000      0.875%, 04/15/10 ................   $    283,524   $    276,443
                                                    ------------   ------------
             U.S. TREASURY BONDS -- 8.5%
   250,000      7.125%, 02/15/23 ................        310,580        324,453
   300,000      6.125%, 11/15/27 ................        308,968        362,075
   200,000      5.500%, 08/15/28 ................        219,115        224,781
                                                    ------------   ------------
                                                         838,663        911,309
                                                    ------------   ------------
             U.S. TREASURY NOTES -- 13.0%
   225,000      1.625%, 10/31/05 ................        224,786        224,786
   275,000      2.250%, 04/30/06 ................        273,331        272,379
   225,000      3.375%, 02/28/07 ................        224,399        222,610
   200,000      3.625%, 04/30/07 ................        199,759        198,375
   200,000      4.750%, 05/15/14 ................        206,741        206,110
   275,000      4.250%, 08/15/15 ................        274,184        273,367
                                                    ------------   ------------
                                                       1,403,200      1,397,627
                                                    ------------   ------------
             TOTAL U.S.
                GOVERNMENT OBLIGATIONS ..........      2,525,387      2,585,379
                                                    ------------   ------------

                                                                      MARKET
  SHARES                                                COST          VALUE
----------                                          ------------   ------------
             WARRANTS -- 0.0%
             ENERGY AND UTILITIES -- 0.0%
         8   Forman Petroleum Corp., Series A,
                expire 01/14/07+ (a)(b) .........   $          0   $          0
        25   Forman Petroleum Corp., Series B,
                expire 01/14/07+ (a)(b) .........              0              0
        25   Forman Petroleum Corp., Series C,
                expire 01/14/07+ (a)(b) .........              0              0
        25   Forman Petroleum Corp., Series D,
                expire 01/14/07+ (a)(b) .........              0              0
                                                    ------------   ------------
                                                               0              0
                                                    ------------   ------------
             TOTAL WARRANTS .....................              0              0
                                                    ------------   ------------
             TOTAL INVESTMENTS -- 99.2% .........   $ 10,542,925     10,625,840
                                                    ============
             OTHER ASSETS AND LIABILITIES (NET) -- 0.8% ........         84,821
                                                                   ------------
             NET ASSETS -- 100.0% ..............................   $ 10,710,661
                                                                   ============
-----------------
(a) Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing valuation of comparable securities and other factors on a regular basis. At September 30, 2005, the market value of fair valued securities amounted to $0 or 0.00% of total net assets.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2005, the market value of Rule 144A securities amounted to $0 or 0.00% of total net assets.

+     Non-income producing security.

                 See accompanying notes to financial statements.

WESTWOOD SMALLCAP EQUITY FUND
SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 2005
--------------------------------------------------------------------------------

                                                                      MARKET
  SHARES                                                COST          VALUE
----------                                          ------------   ------------
             COMMON STOCKS -- 95.4%
             AEROSPACE -- 4.9%
     3,700   DRS Technologies Inc. ..............   $    137,197   $    182,632
     4,800   K&F Industries Holdings Inc.+ ......         85,304         80,304
     5,800   Moog Inc., Cl. A+ ..................        144,848        171,216
                                                    ------------   ------------
                                                         367,349        434,152
                                                    ------------   ------------
             BUILDING AND CONSTRUCTION -- 2.9%
     3,600   Layne Christensen Co.+ .............         84,406         84,780
     3,200   Washington Group International Inc.+        132,323        172,448
                                                    ------------   ------------
                                                         216,729        257,228
                                                    ------------   ------------
             BUSINESS SERVICES -- 2.1%
     4,500   URS Corp.+ .........................        137,843        181,755
                                                    ------------   ------------
             COMMUNICATIONS EQUIPMENT -- 2.2%
     5,600   Thomas & Betts Corp.+ ..............        158,391        192,696
                                                    ------------   ------------
             COMPUTER SOFTWARE AND SERVICES -- 4.9%
     1,900   Hyperion Solutions Corp.+ ..........         69,520         92,435
     6,100   ManTech International Corp., Cl. A+         173,907        161,101
     5,800   SI International Inc.+ .............        156,071        179,626
                                                    ------------   ------------
                                                         399,498        433,162
                                                    ------------   ------------
             CONSUMER PRODUCTS -- 3.8%
     3,800   Arctic Cat Inc. ....................         84,509         78,052
     4,500   Knoll Inc. .........................         67,500         82,575
    14,100   Prestige Brands Holdings Inc.+ .....        213,118        173,712
                                                    ------------   ------------
                                                         365,127        334,339
                                                    ------------   ------------
             DIVERSIFIED INDUSTRIAL -- 3.0%
     3,600   Kennametal Inc. ....................        155,013        176,544
     3,200   Oregon Steel Mills Inc.+ ...........         68,857         89,280
                                                    ------------   ------------
                                                         223,870        265,824
                                                    ------------   ------------
             ELECTRONICS -- 2.0%
     5,900   Benchmark Electronics Inc.+ ........        210,747        177,708
                                                    ------------   ------------
             ENERGY AND UTILITIES -- 11.7%
     2,900   Atmos Energy Corp. .................         79,458         81,925
     5,000   Foundation Coal Holdings Inc. ......        122,500        192,250
     2,600   Houston Exploration Co.+ ...........        139,418        174,850
     4,500   Remington Oil & Gas Corp.+ .........        143,915        186,750
     2,000   Spinnaker Exploration Co.+ .........         70,346        129,380
     3,300   Unit Corp.+ ........................        133,990        182,424
     3,500   Westar Energy Inc. .................         71,552         84,455
                                                    ------------   ------------
                                                         761,179      1,032,034
                                                    ------------   ------------
             EQUIPMENT AND SUPPLIES -- 8.6%
     6,100   Greenbrier Companies Inc. ..........        166,139        202,764
     3,900   IDEX Corp. .........................        164,634        165,945
     2,700   Middleby Corp.+ ....................        146,099        195,750
     4,900   Titanium Metals Corp.+ .............        132,043        193,844
                                                    ------------   ------------
                                                         608,915        758,303
                                                    ------------   ------------
             FINANCIAL SERVICES -- 14.0%
     6,647   Baldwin & Lyons Inc., Cl. B ........        171,238        166,375
     4,300   BKF Capital Group Inc. .............        121,433        132,999

                                                                      MARKET
  SHARES                                                COST          VALUE
----------                                          ------------   ------------
     6,300   Boston Private Financial Holdings
                Inc. ............................   $    150,807   $    167,202
     3,400   Calamos Asset Management Inc.,
                Cl. A ...........................         74,631         83,912
     5,000   Cathay General Bancorp .............        168,456        177,300
     5,000   Provident Bankshares Corp. .........        160,780        173,900
    11,800   Republic Bancorp Inc. ..............        158,750        166,852
     3,300   State National Bancshares Inc.+ ....         87,611         85,800
     2,300   Stifel Financial Corp.+ ............         82,000         82,570
                                                    ------------   ------------
                                                       1,175,706      1,236,910
                                                    ------------   ------------
             FOOD AND BEVERAGE -- 2.0%
     3,100   J & J Snack Foods Corp. ............        119,010        179,180
                                                    ------------   ------------
             HEALTH CARE -- 6.0%
     3,800   Orthofix International NV+ .........        172,120        165,680
     4,600   Sybron Dental Specialties Inc.+ ....        130,323        191,268
     7,300   Symmetry Medical Inc.+ .............        130,702        173,010
                                                    ------------   ------------
                                                         433,145        529,958
                                                    ------------   ------------
             HOTELS AND GAMING -- 4.1%
     9,100   Marcus Corp. .......................        179,695        182,364
     6,300   Orient-Express Hotels Ltd., Cl. A ..        165,552        179,046
                                                    ------------   ------------
                                                         345,247        361,410
                                                    ------------   ------------
             METALS AND MINING -- 2.1%
     2,100   Cleveland-Cliffs Inc. ..............        149,623        182,931
                                                    ------------   ------------
             PAPER AND FOREST PRODUCTS -- 1.9%
     8,800   Longview Fibre Co. .................        115,533        171,512
                                                    ------------   ------------
             REAL ESTATE -- 10.8%
     1,900   EastGroup Properties Inc. ..........         61,872         83,125
     3,100   Getty Realty Corp. .................         75,079         89,218
     2,300   Heritage Property Investment
                Trust ...........................         62,630         80,500
     5,300   LaSalle Hotel Properties ...........        146,756        182,585
     3,800   Lexington Corporate Properties Trust         85,885         89,490
     4,500   Post Properties Inc. ...............        150,949        167,625
     3,000   Ramco-Gershenson Properties Trust ..         74,877         87,570
     7,200   Sunstone Hotel Investors Inc. ......        172,041        175,608
                                                    ------------   ------------
                                                         830,089        955,721
                                                    ------------   ------------
             RETAIL -- 1.7%
     7,100   Pacific Sunwear of California Inc.+         168,820        152,224
                                                    ------------   ------------
             TELECOMMUNICATIONS -- 3.7%
    16,076   General Communication Inc.,
                Cl. A+ ..........................        161,399        159,152
    12,400   Valor Communications Group Inc. ....        178,080        169,012
                                                    ------------   ------------
                                                         339,479        328,164
                                                    ------------   ------------
             TRANSPORTATION -- 3.0%
     7,400   Arlington Tankers Ltd. .............        168,771        173,382
     2,300   Freightcar America Inc. ............         47,733         93,794
                                                    ------------   ------------
                                                         216,504        267,176
                                                    ------------   ------------
             TOTAL COMMON STOCKS ................      7,342,804      8,432,387
                                                    ------------   ------------
             TOTAL INVESTMENTS -- 95.4% .........   $  7,342,804      8,432,387
                                                    ============
             OTHER ASSETS AND LIABILITIES (NET) -- 4.6% ........        410,677
                                                                   ------------
             NET ASSETS -- 100.0% ..............................   $  8,843,064
                                                                   ============

----------
+ Non-income producing security.

                See accompanying notes to financial statements.

WESTWOOD INCOME FUND
SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 2005
--------------------------------------------------------------------------------

                                                                      MARKET
  SHARES                                                COST          VALUE
----------                                          ------------   ------------
             COMMON STOCKS -- 87.0%
             APARTMENTS -- 13.7%
     8,382   Archstone-Smith Trust ..............   $    198,011   $    334,190
     3,900   BRE Properties Inc., Cl. A .........        124,154        173,550
     7,593   Camden Property Trust ..............        267,157        423,310
    10,700   Equity Residential .................        301,353        404,995
     3,900   Gables Residential Trust ...........        148,875        170,235
     3,800   Home Properties Inc. ...............        125,486        149,150
     3,500   Mid-America Apartment Communities
                Inc. ............................         94,315        162,785
     6,700   Post Properties Inc. ...............        194,547        249,575
     6,800   United Dominion Realty Trust Inc. ..        119,552        161,160
                                                    ------------   ------------
                                                       1,573,450      2,228,950
                                                    ------------   ------------
             DIVERSIFIED PROPERTY -- 8.3%
     3,700   Colonial Properties Trust ..........        125,196        164,576
    10,366   Duke Realty Corp. ..................        267,265        351,200
     6,500   First Potomac Realty Trust .........        129,453        167,050
     6,000   Getty Realty Corp. .................        119,892        172,680
     6,800   Lexington Corporate Properties
                Trust ...........................        112,174        160,140
     7,800   Liberty Property Trust .............        236,291        331,812
                                                    ------------   ------------
                                                         990,271      1,347,458
                                                    ------------   ------------
             ENERGY AND UTILITIES: INTEGRATED -- 0.2%
     1,000   Hawaiian Electric Industries Inc. ..         26,804         27,880
                                                    ------------   ------------
             ENERGY AND UTILITIES: NATURAL GAS -- 2.0%
     6,400   Enterprise Products Partners LP ....        160,447        161,152
     3,500   Northern Border Partners LP ........        181,518        167,475
                                                    ------------   ------------
                                                         341,965        328,627
                                                    ------------   ------------
             ENERGY AND UTILITIES: OIL -- 2.5%
     4,000   Cross Timbers Royalty Trust ........        169,317        217,200
     4,000   San Juan Basin Royalty Trust .......        172,701        195,200
                                                    ------------   ------------
                                                         342,018        412,400
                                                    ------------   ------------
             ENTERTAINMENT -- 2.3%
    18,700   Regal Entertainment Group, Cl. A ...        384,083        374,748
                                                    ------------   ------------
             FINANCIAL SERVICES -- 1.5%
     1,000   Alliance Capital Management Holding
                LP ..............................         45,830         47,850
     7,000   U.S.  Bancorp ......................        211,895        196,560
                                                    ------------   ------------
                                                         257,725        244,410
                                                    ------------   ------------
             FOOD AND BEVERAGE -- 2.4%
    19,400   Reddy Ice Holdings Inc. ............        393,497        397,894
                                                    ------------   ------------
             HEALTH CARE -- 2.9%
    12,000   Health Care Property Investors
                Inc. ............................        229,761        323,880
     4,300   Universal Health Realty Income
                Trust ...........................        126,245        142,975
                                                    ------------   ------------
                                                         356,006        466,855
                                                    ------------   ------------

                                                                      MARKET
  SHARES                                                COST          VALUE
----------                                          ------------   ------------
             HOTELS -- 5.2%
     5,900   Hospitality Properties Trust .......   $    217,852   $    252,874
     5,300   LaSalle Hotel Properties ...........        103,940        182,585
     4,200   Starwood Hotels & Resorts Worldwide
                Inc. ............................        112,500        240,114
     7,000   Sunstone Hotel Investors Inc. ......        154,250        170,730
                                                    ------------   ------------
                                                         588,542        846,303
                                                    ------------   ------------
             INDUSTRIAL PROPERTY -- 3.4%
     5,700   AMB Property Corp. .................        177,143        255,930
     3,700   EastGroup Properties Inc. ..........        126,213        161,875
     3,023   ProLogis ...........................        132,339        133,949
                                                    ------------   ------------
                                                         435,695        551,754
                                                    ------------   ------------
             MANUFACTURED HOUSING -- 1.8%
     6,700   Equity Lifestyle Properties Inc. ...        219,640        301,500
                                                    ------------   ------------
             OFFICE PROPERTY -- 14.6%
     4,500   Arden Realty Inc. ..................        102,397        185,265
     5,300   Brandywine Realty Trust ............        125,059        164,777
     4,500   CarrAmerica Realty Corp. ...........        128,399        161,775
     8,000   Cousins Properties Inc. ............        218,765        241,760
     8,800   Crescent Real Estate Equities Co. ..        134,851        180,488
    14,684   Equity Office Properties Trust .....        410,249        480,314
     5,400   Highwoods Properties Inc. ..........        108,702        159,354
     5,400   Mack-Cali Realty Corp. .............        183,721        242,676
     9,500   Maguire Properties Inc. ............        231,678        285,475
     7,000   Prentiss Properties Trust ..........        201,050        284,200
                                                    ------------   ------------
                                                       1,844,871      2,386,084
                                                    ------------   ------------
             PAPER AND FOREST PRODUCTS -- 2.2%
     4,800   Plum Creek Timber Co. Inc. .........        117,470        181,968
     3,188   Rayonier Inc. ......................        130,801        183,692
                                                    ------------   ------------
                                                         248,271        365,660
                                                    ------------   ------------
             PUBLIC STORAGE -- 1.2%
     3,900   Sovran Self Storage Inc. ...........        105,891        190,905
                                                    ------------   ------------
             SHOPPING CENTERS -- 10.0%
     9,600   General Growth Properties Inc. .....        256,857        431,328
     4,600   Heritage Property Investment
                Trust ...........................        129,085        161,000
     5,700   Ramco-Gershenson Properties Trust ..        116,514        166,383
    10,200   Realty Income Corp. ................        211,259        243,882
     8,375   Simon Property Group Inc. ..........        310,301        620,755
                                                    ------------   ------------
                                                       1,024,016      1,623,348
                                                    ------------   ------------
             TELECOMMUNICATIONS -- 4.4%
    18,100   Iowa Telecommunications
                Services Inc. ...................        393,978        304,442
     2,000   SBC Communications Inc. ............         49,480         47,940
    26,600   Valor Communications Group Inc. ....        396,996        362,558
                                                    ------------   ------------
                                                         840,454        714,940
                                                    ------------   ------------
             TRANSPORTATION -- 8.4%
     3,500   Alexander & Baldwin Inc. ...........        115,127        186,340
    28,500   Aries Maritime Transport Ltd.+ .....        421,993        427,500

                 See accompanying notes to financial statements.

WESTWOOD INCOME FUND
SCHEDULE OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2005
--------------------------------------------------------------------------------

                                                                      MARKET
  SHARES                                                COST          VALUE
----------                                          ------------   ------------
             COMMON STOCKS (CONTINUED)
             TRANSPORTATION (CONTINUED)
    18,700   Arlington Tankers Ltd. .............   $    426,318   $    438,141
     7,000   Teekay LNG Partners LP .............        200,200        220,500
     4,000   U.S. Shipping Partners LP ..........        102,160        101,000
                                                    ------------   ------------
                                                       1,265,798      1,373,481
                                                    ------------   ------------
             TOTAL COMMON STOCKS ................     11,238,997     14,183,197
                                                    ------------   ------------
             PREFERRED STOCKS -- 6.8%
             ENERGY AND UTILITIES: ELECTRIC -- 0.8%
     5,000   Alabama Power Co., 5.200% Pfd. .....        124,750        125,000
                                                    ------------   ------------
             ENTERTAINMENT -- 0.1%
     1,000   Viacom Inc., 7.250% Pfd. ...........         25,538         25,280
                                                    ------------   ------------
             FINANCIAL SERVICES -- 5.4%
     4,000   Bear Stearns Co., 5.490% Pfd.,
                Ser. G ..........................        202,400        200,400
     8,000   Berkley (W.R.) Capital Trust II,
                6.750% Pfd. .....................        200,267        197,200
     1,000   Fannie Mae, 7.000% Pfd. (a) ........         55,700         55,250
     1,000   General Electric Capital Corp.,
                5.875% Pfd. .....................         25,405         25,100
     7,000   Lehman Brothers Holdings Inc.,
                4.518% Pfd., Ser. G (a) .........        173,390        177,030
     2,000   Metlife Inc., 4.870% Pfd. (a) ......         50,170         50,980
     7,000   Wells Fargo Capital Trust IV,
                7.000% Pfd. .....................        182,258        178,360
                                                    ------------   ------------
                                                         889,590        884,320
                                                    ------------   ------------
             SHOPPING CENTERS -- 0.3%
     2,000   CBL & Associates Properties Inc.,
                7.375% Pfd., Ser. D .............         50,874         50,560
                                                    ------------   ------------
             TELECOMMUNICATIONS -- 0.2%
     1,000   Verizon New England Inc.,
                7.000% Pfd., Ser. B .............         26,187         25,770
                                                    ------------   ------------
             TOTAL PREFERRED STOCKS .............      1,116,939      1,110,930
                                                    ------------   ------------

                                                                      MARKET
  SHARES                                                COST          VALUE
----------                                          ------------   ------------
             CONVERTIBLE PREFERRED STOCKS -- 2.6%
             ENERGY AND UTILITIES: INTEGRATED -- 0.2%
     1,000   Great Plains Energy Inc.,
                8.000% Cv. Pfd. .................   $     27,448   $     27,830
                                                    ------------   ------------
             FINANCIAL SERVICES -- 1.4%
     7,000   Lehman Brothers Holdings Inc.,
                6.250% Cv. Pfd., Ser. GIS .......        180,320        182,420
     1,000   Merrill Lynch & Co.,
                6.750% Cv. Pfd., Ser. JNC .......         36,800         37,584
                                                    ------------   ------------
                                                         217,120        220,004
                                                    ------------   ------------
             HEALTH CARE -- 1.0%
     3,000   Baxter International,
                7.000% Cv. Pfd. .................        168,646        171,000
                                                    ------------   ------------

             TOTAL CONVERTIBLE
                PREFERRED STOCKS ................        413,214        418,834
                                                    ------------   ------------
             TOTAL INVESTMENTS -- 96.4% .........   $ 12,769,150     15,712,961
                                                    ============

             OTHER ASSETS AND LIABILITIES (NET) -- 3.6% ........        580,137
                                                                   ------------
             NET ASSETS -- 100.0% ..............................   $ 16,293,098
                                                                   ============

----------
+     Non-income producing security.

(a) Floating rate security. The rate disclosed is that in effect at September 30, 2005.

                 See accompanying notes to financial statements.

WESTWOOD MIGHTY MITES(SM) FUND
SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 2005
--------------------------------------------------------------------------------

                                                                      MARKET
  SHARES                                                COST          VALUE
----------                                          ------------   ------------
             COMMON STOCKS -- 98.3%
             AGRICULTURE -- 0.3%
       200   J.G. Boswell Co. ...................   $    124,000   $    118,300
                                                    ------------   ------------
             AUTOMOTIVE: PARTS AND ACCESSORIES -- 2.7%
    27,000   Midas Inc.+ ........................        363,150        536,760
    52,000   Proliance International Inc.+ ......        243,947        284,960
     1,000   Puradyn Filter Technologies Inc.+ ..          1,645          1,150
    50,000   Scheib (Earl) Inc.+ ................        243,864        187,500
    35,000   Standard Motor Products Inc. .......        387,785        283,850
                                                    ------------   ------------
                                                       1,240,391      1,294,220
                                                    ------------   ------------
             AVIATION: PARTS AND SERVICES -- 1.5%
     1,000   Aviall Inc.+ .......................         12,210         33,780
    12,500   CPI Aerostructures Inc.+ ...........        132,133        124,625
     2,000   Curtiss-Wright Corp. ...............         43,050        123,420
   138,000   Fairchild Corp., Cl. A+ ............        704,898        320,160
     6,200   Kaman Corp., Cl. A .................         92,246        126,790
                                                    ------------   ------------
                                                         984,537        728,775
                                                    ------------   ------------
             BROADCASTING -- 5.1%
    60,000   Acme Communications Inc.+ ..........        364,898        233,400
    23,000   Beasley Broadcast Group Inc.,
                Cl. A+ ..........................        254,241        323,150
    70,000   Crown Media Holdings Inc., Cl. A+ ..        526,008        766,500
    12,000   Fisher Communications Inc.+ ........        532,157        558,720
     5,000   Granite Broadcasting Corp.+ ........          2,000          1,950
    25,000   Gray Television Inc. ...............        263,858        264,750
    38,000   Paxson Communications Corp.+ .......        147,171         17,100
     7,000   Salem Communications Corp.,
                Cl. A+ ..........................        126,904        129,080
    30,000   Young Broadcasting Inc., Cl. A+ ....        288,879        104,700
                                                    ------------   ------------
                                                       2,506,116      2,399,350
                                                    ------------   ------------
             BUILDING AND CONSTRUCTION -- 0.6%
    10,407   Homasote Co.+ ......................         82,431         34,343
     5,000   Huttig Building Products Inc.+ .....         17,126         45,250
     8,000   Monarch Cement Co. .................        172,556        200,000
                                                    ------------   ------------
                                                         272,113        279,593
                                                    ------------   ------------
             BUSINESS SERVICES -- 3.3%
   142,000   AMICAS Inc.+ .......................        728,362        766,800
    28,000   ANC Rental Corp.+ ..................            840            141
    80,100   Edgewater Technology Inc.+ .........        308,396        382,077
    20,000   Information Resources Inc.+ ........         32,400         11,000
    46,000   Nashua Corp.+ ......................        310,147        285,200
       804   National Stock Yards Co. ...........         80,700        115,776
    10,000   PubliCARD Inc.+ ....................         14,436            460
       500   StarTek Inc. .......................          8,375          6,600
                                                    ------------   ------------
                                                       1,483,656      1,568,054
                                                    ------------   ------------

                                                                      MARKET
  SHARES                                                COST          VALUE
----------                                          ------------   ------------
             CABLE -- 0.1%
    90,000   Adelphia Communications Corp.,
                Cl. A+ ..........................   $     15,750   $      8,100
     2,500   Outdoor Channel Holdings Inc.+ .....         24,825         36,900
                                                    ------------   ------------
                                                          40,575         45,000
                                                    ------------   ------------
             CLOSED-END FUNDS -- 0.6%
    24,750   MVC Capital Inc. ...................        224,322        292,050
                                                    ------------   ------------
             COMMUNICATIONS EQUIPMENT -- 0.3%
     1,500   Andrew Corp.+ ......................          5,120         16,725
    10,000   Communications Systems Inc. ........         84,990        112,500
                                                    ------------   ------------
                                                          90,110        129,225
                                                    ------------   ------------
             COMPUTER SOFTWARE AND SERVICES -- 2.7%
    18,000   Citadel Security Software Inc.+ ....         62,337         10,800
    23,881   Gemplus International SA+ ..........         10,945         66,013
     3,000   iVillage Inc.+ .....................          2,520         21,780
     5,600   Lab-Volt Systems Inc.+ (a) .........         31,800         60,760
    35,000   Mobius Management
                Systems Inc.+ ...................        288,281        183,750
   460,000   Net Perceptions Inc.+ ..............        188,508        349,600
       834   Prosoft Learning Corp.+ ............         11,216            451
   850,000   StorageNetworks Inc. Escrow+ (a) ...              0         25,500
    57,000   Tyler Technologies Inc.+ ...........        223,611        471,960
    29,000   Vitria Technology Inc.+ ............        177,051         96,570
                                                    ------------   ------------
                                                         996,269      1,287,184
                                                    ------------   ------------
             CONSUMER PRODUCTS -- 4.3%
    68,000   Adams Golf Inc.+ ...................        115,878         91,800
     8,500   American Locker Group Inc.+ ........        104,619         39,440
    12,000   Ducati Motor Holding SpA, ADR+ .....        184,105        175,200
     6,000   Levcor International Inc.+ .........         20,801          7,260
     4,500   Marine Products Corp. ..............          4,609         49,635
     5,000   Marzotto SpA .......................          3,933         24,923
       500   National Presto Industries Inc. ....         14,537         21,405
    41,530   Syratech Corp.+ ....................         10,382          3,322
     4,000   Valentino Fashion Group SpA+ .......         23,076        104,321
    21,000   Water Pik Technologies Inc.+ .......        180,074        426,300
   209,500   Weider Nutrition International Inc.+        385,962      1,108,255
                                                    ------------   ------------
                                                       1,047,976      2,051,861
                                                    ------------   ------------
             CONSUMER SERVICES -- 0.0%
       200   Carriage Services Inc.+ ............          1,014          1,268
     1,000   Collectors Universe Inc.+ ..........          3,530         12,700
     1,000   Neptune Society Inc.+ ..............          3,564          2,235
                                                    ------------   ------------
                                                           8,108         16,203
                                                    ------------   ------------
             DIVERSIFIED INDUSTRIAL -- 5.9%
    10,200   Ampco-Pittsburgh Corp. .............        118,479        158,100
   101,500   Harbor Global Co. Ltd.+ ............        504,865        923,650
    64,000   Katy Industries Inc.+ ..............        306,659        156,160
    18,000   Lamson & Sessions Co.+ .............         72,423        329,760
     2,000   Lindsay Manufacturing Co. ..........         39,765         44,020
       500   Oregon Steel Mills Inc.+ ...........          4,276         13,950

                 See accompanying notes to financial statements.

WESTWOOD MIGHTY MITES(SM) FUND
SCHEDULE OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2005
--------------------------------------------------------------------------------

                                                                      MARKET
  SHARES                                                COST          VALUE
----------                                          ------------   ------------
             COMMON STOCKS (CONTINUED)
             DIVERSIFIED INDUSTRIAL (CONTINUED)
    32,000   Pinguely-Haulotte ..................   $    171,236   $    638,423
    11,750   RWC Inc.+ ..........................        281,315         40,831
    35,000   Tech/Ops Sevcon Inc. ...............        205,347        208,775
    25,018   WHX Corp.+ .........................        349,470        275,198
                                                    ------------   ------------
                                                       2,053,835      2,788,867
                                                    ------------   ------------
             EDUCATIONAL SERVICES -- 1.0%
    32,000   Concorde Career Colleges Inc.+ .....        633,195        491,200
                                                    ------------   ------------
             ELECTRONICS -- 3.1%
     7,000   California Micro Devices Corp.+ ....         42,015         54,040
    25,000   CTS Corp. ..........................        201,432        302,500
     1,000   Fargo Electronics+ .................          5,642         17,470
    11,500   George Risk Industries Inc. ........         52,760         74,750
   154,000   IntriCon Corp.+ ....................        488,672        877,800
     2,000   Lowrance Electronics Inc. ..........          8,860         50,780
    10,000   SIRIT Inc.+ ........................          8,259          3,527
     5,000   Zoran Corp.+ .......................         32,186         71,500
                                                    ------------   ------------
                                                         839,826      1,452,367
                                                    ------------   ------------
             ENERGY AND UTILITIES: ELECTRIC -- 0.6%
       800   British Energy Group plc+ ..........          4,271          6,759
     2,000   Green Mountain Power Corp. .........         43,141         65,860
     7,000   Unitil Corp. .......................        172,585        196,700
                                                    ------------   ------------
                                                         219,997        269,319
                                                    ------------   ------------
             ENERGY AND UTILITIES: INTEGRATED -- 2.3%
    25,000   Aquila Inc.+ .......................         71,600         99,000
    31,950   Florida Public Utilities Co. .......        276,065        507,366
     9,000   MGE Energy Inc. ....................        285,435        328,590
       800   Pardee Resources Co. Inc. ..........         72,100        127,200
    95,200   Progress Energy Inc., CVO+ .........         10,472          8,568
                                                    ------------   ------------
                                                         715,672      1,070,724
                                                    ------------   ------------
             ENERGY AND UTILITIES: NATURAL GAS -- 2.8%
     4,500   Cascade Natural Gas Corp. ..........         92,753         97,965
    11,800   Chesapeake Utilities Corp. .........        265,346        414,770
    17,000   Corning Natural Gas Corp.+ .........        277,307        256,700
    31,200   PetroCorp Escrow Shares+ (a) .......              0          1,872
     2,500   Petroleum Development Corp.+ .......         54,647         95,850
    17,000   RGC Resources Inc. .................        364,576        454,410
                                                    ------------   ------------
                                                       1,054,629      1,321,567
                                                    ------------   ------------
             ENERGY AND UTILITIES: SERVICES -- 2.0%
       950   Covanta Holding Corp.+ .............          3,996         12,758
     1,000   KFx Inc.+ ..........................          7,920         17,120
    28,500   RPC Inc. ...........................        259,619        734,160
    16,000   Stolt Offshore SA, ADR+ ............         51,709        185,280
                                                    ------------   ------------
                                                         323,244        949,318
                                                    ------------   ------------
             ENERGY AND UTILITIES: WATER -- 1.6%
     3,000   Artesian Resources Corp., Cl. A ....         48,062         90,240
     1,500   BIW Ltd. ...........................         27,266         29,550

                                                                      MARKET
  SHARES                                                COST          VALUE
----------                                          ------------   ------------
     2,500   California Water Service Group .....   $     55,552   $    103,000
     2,000   Consolidated Water Co. Ltd. ........          7,500         40,100
     8,000   Middlesex Water Co. ................        136,664        179,600
     6,000   SJW Corp. ..........................        140,427        289,680
                                                    ------------   ------------
                                                         415,471        732,170
                                                    ------------   ------------
             ENTERTAINMENT -- 1.9%
    12,500   Canterbury Park Holding Corp. ......        129,392        178,250
    30,000   Dover Motorsports Inc. .............        146,431        205,200
    45,000   GC Companies Inc.+ (a) .............         67,956         38,700
    27,000   Jetix Europe NV+ ...................        159,843        451,055
     2,500   LodgeNet Entertainment Corp.+ ......         27,500         36,825
                                                    ------------   ------------
                                                         531,122        910,030
                                                    ------------   ------------
             EQUIPMENT AND SUPPLIES -- 6.7%
   180,000   Baldwin Technology Co. Inc.,
                Cl. A+ ..........................        339,712        775,800
    15,000   Capstone Turbine Corp.+ ............         27,450         53,250
    20,000   Cherokee International Corp.+ ......         97,907         70,000
    18,000   Core Molding Technologies Inc.+ ....         53,893        102,060
     4,800   Eastern Co. ........................         74,890        104,400
    22,000   Fedders Corp. ......................        152,640         47,080
     1,000   Genoil Inc.+ .......................            225            310
    11,200   Gerber Scientific Inc.+ ............         41,595         87,808
    10,000   Gildemeister AG+ ...................         75,736         73,193
     5,000   GrafTech International Ltd.+ .......         30,000         27,150
    20,500   L.S. Starrett Co., Cl. A ...........        332,495        375,355
    40,000   Maezawa Kyuso
                Industries Co. Ltd. .............        215,893        724,101
     9,000   Mine Safety Appliances Co. .........        252,861        348,300
   104,100   Raytech Corp.+ .....................        250,996        129,604
    13,900   SL Industries Inc.+ ................         88,117        198,353
     1,000   SRS Labs Inc.+ .....................          5,500          6,440
     1,100   Watts Water Technologies Inc.,
                Cl. A ...........................         16,825         31,735
                                                    ------------   ------------
                                                       2,056,735      3,154,939
                                                    ------------   ------------
             FINANCIAL SERVICES -- 13.7%
     4,000   Bancshares of Florida Inc.+ ........         57,251         88,480
    18,000   Berkshire Bancorp Inc. .............        222,926        323,278
       500   BKF Capital Group Inc. .............         10,724         15,465
    11,000   Crazy Woman Creek Bancorp Inc. .....        143,391        162,800
   526,000   Epoch Holding Corp.+ ...............        768,285      2,630,000
     5,500   Fidelity Southern Corp. ............         44,340         95,700
    35,000   Flushing Financial Corp. ...........        526,408        572,950
    31,250   Fulton Financial Corp. .............        204,658        523,438
        10   Guaranty Corp., Cl. A+ .............        137,500        166,500
    70,000   Ladenburg Thalmann Financial
                Services Inc.+ ..................         50,558         42,700
     5,500   Northrim BanCorp Inc. ..............        113,985        137,720
     6,790   Parish National Corp.+ .............        255,327        338,651
     9,167   Patriot National Bancorp Inc. ......        141,747        172,972
     2,500   PennFed Financial Services Inc. ....         42,628         45,700
    11,500   Seacoast Banking Corp. of Florida ..        222,420        269,445

                 See accompanying notes to financial statements.

WESTWOOD MIGHTY MITES(SM) FUND
SCHEDULE OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2005
--------------------------------------------------------------------------------

                                                                      MARKET
  SHARES                                                COST          VALUE
----------                                          ------------   ------------
             COMMON STOCKS (CONTINUED)
             FINANCIAL SERVICES (CONTINUED)
       116   Sunwest Bank+ ......................   $    322,722   $    421,080
    15,000   SWS Group Inc. .....................        274,802        246,000
    15,700   Synergy Financial Group Inc. .......        160,223        193,424
       500   TIB Financial Corp. ................          7,780         15,550
       400   Washington Savings Bank F.S.B. .....          5,810          3,644
                                                    ------------   ------------
                                                       3,713,485      6,465,497
                                                    ------------   ------------
             FOOD AND BEVERAGE -- 2.5%
     9,000   Boston Beer Co. Inc., Cl. A+ .......        146,264        225,000
     7,261   Cruzan International Inc.+ .........        101,092        203,381
     4,000   Genesee Corp., Cl. A+ ..............         13,980          6,400
    30,100   Genesee Corp., Cl. B+ ..............         55,564         51,170
     1,800   J & J Snack Foods Corp. ............         52,209        104,040
    11,000   Lifeway Foods Inc.+ ................         78,614        136,730
    35,000   MGP Ingredients Inc. ...............        168,688        392,000
    20,000   Northland Cranberries Inc., Cl. A ..         15,400          4,400
     1,000   Poore Brothers Inc.+ ...............          2,660          5,450
     8,500   Scheid Vineyards Inc., Cl. A+ ......         47,912         54,825
       100   Willamette Valley Vineyards Inc.+ ..            400            503
                                                    ------------   ------------
                                                         682,783      1,183,899
                                                    ------------   ------------
             HEALTH CARE -- 12.1%
    30,000   AFP Imaging Corp.+ .................         65,459         61,500
    17,040   Arkopharma .........................        243,837        278,522
    80,000   BioLase Technology Inc. ............        946,944        570,400
     5,800   Biosite Inc.+ ......................        177,102        358,788
    15,000   Boiron SA ..........................        243,760        369,569
     7,000   Bruker BioSciences Corp.+ ..........         27,970         30,660
    46,400   Cholestech Corp.+ ..................        357,002        467,712
   100,000   Del Global Technologies Corp.+ .....        215,065        250,000
    15,279   Exactech Inc.+ .....................        235,527        226,129
     2,500   ICU Medical Inc.+ ..................         77,295         71,900
    73,300   Lifecore Biomedical Inc.+ ..........        581,393        886,197
    17,000   Neogen Corp.+ ......................        193,951        306,000
     2,500   NMT Medical Inc.+ ..................          7,858         27,550
    11,000   NWH Inc. ...........................        203,610        157,850
     1,500   Orthofix International NV+ .........         40,805         65,400
    40,000   Quidel Corp.+ ......................        174,668        378,400
    40,000   Regeneration Technologies Inc.+ ....        358,155        326,800
    13,000   Schick Technologies Inc.+ ..........        121,722        341,900
    74,000   Sonic Innovations Inc.+ ............        372,636        327,376
     2,000   Tutogen Medical Inc.+ ..............         10,180          9,120
       500   United-Guardian Inc. ...............          3,895          4,100
     5,000   Young Innovations Inc. .............        135,279        189,300
                                                    ------------   ------------
                                                       4,794,113      5,705,173
                                                    ------------   ------------
             HOTELS AND GAMING -- 0.4%
     1,000   Cloverleaf Kennel Club, Cl. A+ .....          3,250          3,375
     9,024   Dover Downs Gaming &
                Entertainment Inc. ..............         84,943        122,727
        29   Fair Grounds Corp.+ (a) ............        177,460         33,821
     2,000   Florida Gaming Corp.+ ..............          6,950         25,600
                                                    ------------   ------------
                                                         272,603        185,523
                                                    ------------   ------------

                                                                      MARKET
  SHARES                                                COST          VALUE
----------                                          ------------   ------------
             MANUFACTURED HOUSING AND RECREATIONAL VEHICLES -- 8.6%
    97,000   Cavalier Homes Inc.+ ...............   $    532,177   $    641,170
    21,000   Cavco Industries Inc.+ .............        387,813        761,880
    11,000   Nobility Homes Inc. ................        173,067        287,100
    16,500   Palm Harbor Homes Inc.+ ............        336,182        320,595
    32,000   Skyline Corp. ......................      1,078,234      1,300,480
   107,000   Southern Energy Homes Inc.+ ........        407,370        754,350
                                                    ------------   ------------
                                                       2,914,843      4,065,575
                                                    ------------   ------------
             METALS AND MINING -- 0.0%
   615,000   Royal Oak Mines Inc.+ ..............          2,314          2,153
                                                    ------------   ------------
             PAPER AND FOREST PRODUCTS -- 0.5%
       300   Keweenaw Land Association Ltd. .....         46,200         47,250
    15,000   Packaging Dynamics Corp. ...........        111,035        189,000
                                                    ------------   ------------
                                                         157,235        236,250
                                                    ------------   ------------
             PUBLISHING -- 1.5%
   100,000   PRIMEDIA Inc.+ .....................        190,965        409,000
    14,000   Thomas Nelson Inc. .................        148,218        262,640
     1,500   William H. Sadlier Inc. ............         42,465         55,875
                                                    ------------   ------------
                                                         381,648        727,515
                                                    ------------   ------------
             REAL ESTATE -- 2.8%
     9,700   Biloxi Marsh Lands Corp. ...........         88,838        431,650
     5,000   Capital Properties Inc., Cl. A .....         73,300        120,450
        50   Case Pomeroy & Co. Inc., Cl. A .....         58,825         77,500
        50   Case Pomeroy & Co. Inc., Cl. B .....         58,825         68,000
     5,000   CKX Lands Inc. .....................         38,504         61,975
    15,829   Griffin Land & Nurseries Inc.+ .....        315,356        387,811
     3,200   Gyrodyne Company of America Inc.+ ..         56,549        140,800
       400   Holobeam Inc.+ .....................         15,500         17,200
     2,508   Royalty Ll+ (a) ....................              0              0
                                                    ------------   ------------
                                                         705,697      1,305,386
                                                    ------------   ------------
             RESTAURANTS -- 0.5%
    24,500   Nathan's Famous Inc.+ ..............        169,007        220,500
                                                    ------------   ------------
             RETAIL -- 0.7%
     2,200   Bowlin Travel Centers Inc.+ ........          3,750          3,575
    14,000   CoolBrands International Inc.+ .....         34,256         29,505
     1,000   Cost-U-Less Inc.+ ..................          7,022          6,150
     1,000   Gander Mountain Co.+ ...............         13,345          8,990
    12,000   Movado Group Inc. ..................        171,186        224,640
     8,000   Sport Supply Group Inc.+ ...........         10,251         51,200
                                                    ------------   ------------
                                                         239,810        324,060
                                                    ------------   ------------
             SPECIALTY CHEMICALS -- 2.1%
   267,226   General Chemical Group Inc.+ .......         59,859          5,612
    30,000   Hawkins Inc. .......................        380,688        411,000
     1,000   KMG Chemicals Inc. .................          3,270          7,940
    22,000   Material Sciences Corp.+ ...........        251,930        331,540
    57,000   Omnova Solutions Inc.+ .............        315,576        249,090
                                                    ------------   ------------
                                                       1,011,323      1,005,182
                                                    ------------   ------------

                 See Accompanying Notes to Financial Statements.

WESTWOOD MIGHTY MITES(SM) FUND
SCHEDULE OF INVESTMENTS(CONTINUED) -- SEPTEMBER 30, 2005
--------------------------------------------------------------------------------

                                                                      MARKET
  SHARES                                                COST          VALUE
----------                                          ------------   ------------
             COMMON STOCKS (CONTINUED)
             TELECOMMUNICATIONS -- 3.1%
     1,000   Ambient Corp.+ .....................   $        280   $        189
    32,540   ATX Communications Inc.+ ...........         68,495            371
    25,896   D&E Communications Inc. ............        290,401        234,877
    13,000   HickoryTech Corp. ..................        154,118        114,400
        80   Horizon Telecom Inc., Cl. A ........          9,250         10,360
       339   Horizon Telecom Inc., Cl. B ........         39,073         34,747
     1,500   Lexcom Inc., Cl. B .................         86,355         63,787
    20,000   New Ulm Telecom Inc. ...............        198,220        360,500
       922   NTL Inc.+ ..........................         31,540         61,590
    10,000   PNV Inc.+ ..........................              3             26
       300   Preformed Line Products Co. ........         13,941         14,160
     6,600   Shenandoah Telecommunications Co. ..        101,736        271,854
    20,000   Stratos International Inc.+ ........         81,837        116,800
       500   SureWest Communications ............         13,332         14,340
    50,000   Sycamore Networks Inc.+ ............        164,231        188,500
                                                    ------------   ------------
                                                       1,252,812      1,486,501
                                                    ------------   ------------
             TRANSPORTATION -- 0.2%
     2,500   Old Dominion Freight Line Inc.+ ....         53,375         83,725
     2,000   Providence & Worcester
                Railroad Co. ....................         29,988         27,980
                                                    ------------   ------------
                                                          83,363        111,705
                                                    ------------   ------------
             WIRELESS COMMUNICATIONS -- 0.2%
     9,000   Rural Cellular Corp., Cl. A+ .......          7,830        109,440
                                                    ------------   ------------
             TOTAL COMMON STOCKS ................     34,250,765     46,484,675
                                                    ------------   ------------

             PREFERRED STOCKS -- 1.1%
             AUTOMOTIVE: PARTS AND ACCESSORIES -- 1.1%
    21,000   Jungheinrich AG Pfd. ...............        170,462        526,230
                                                    ------------   ------------

             CONVERTIBLE PREFERRED STOCKS -- 0.4%
             BUSINESS SERVICES -- 0.3%
     3,745   Interep National Radio Sales Inc.,
                4.000% Cv. Pfd.,
                Ser. A+ (a)(b)(c) ...............        360,483        131,070
                                                    ------------   ------------
             FOOD AND BEVERAGE -- 0.1%
     4,000   Seneca Foods Corp.,
                Cv. Pfd. Ser. 2003+ .............         61,000         64,000
                                                    ------------   ------------
             TOTAL CONVERTIBLE
                PREFERRED STOCKS ................        421,483        195,070
                                                    ------------   ------------

                                                                      MARKET
  SHARES                                                COST          VALUE
----------                                          ------------   ------------
             WARRANTS -- 0.0%
             BUSINESS SERVICES -- 0.0%
     1,666   Avalon Digital Marketing Systems
                Inc., expire 11/11/11+ (a)(c) ...   $          0   $          0
    37,500   Interep National Radio Sales Inc.,
             expire 05/06/07+ (a)(b)(c) .........              0              0
                                                    ------------   ------------
                                                               0              0
                                                    ------------   ------------
             DIVERSIFIED INDUSTRIAL -- 0.0%
     3,780   WHX Corp., expire 02/28/08+ ........         11,721          9,923
                                                    ------------   ------------
             ENERGY AND UTILITIES: ELECTRIC -- 0.0%
     1,680   British Energy Group plc,
                expire 01/14/09+ ................          5,488         11,193
                                                    ------------   ------------
             TOTAL WARRANTS .....................         17,209         21,116
                                                    ------------   ------------
             TOTAL INVESTMENTS -- 99.8% .........   $ 34,859,919     47,227,091
                                                    ============

             OTHER ASSETS AND LIABILITIES (NET) -- 0.2% ........         71,176
                                                                   ------------
             NET ASSETS -- 100.0% ..............................   $ 47,298,267
                                                                   ============

----------
(a) Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing valuation of comparable securities and other factors on a regular basis. At September 30, 2005, the market value of fair valued securities amounted to $291,723 or 0.62% of total net assets.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2005, the market value of Rule 144A securities amounted to $131,070 or 0.28% of total net assets.

(c) At September 30, 2005, the Fund held restricted and illiquid securities amounting to $131,070 or 0.28% of net assets, which were valued under methods approved by the Board, as follows:

                                                                                 09/30/05
                                                                                 CARRYING
ACQUISITION                                            ACQUISITION  ACQUISITION   VALUE
   SHARES                    ISSUER                       DATE         COST      PER UNIT
-----------  --------------------------------------    -----------  -----------  --------
      1,666  Avalon Digital Marketing Systems, Inc.
                Warrants expire 11/11/11 ..........      04/03/00            --        --
      3,745  Interep National Radio Sales Inc.,
                4.000% Cv. Pfd., Ser. A ...........      05/03/02   $   360,483  $35.0000
     37,500  Interep National Radio Sales Inc.
                Warrants expire 05/06/07 ..........      05/03/02            --        --

+     Non-income producing security.

ADR   American Depository Receipt

CVO   Contingent Value Obligation

                 See accompanying notes to financial statements.

THE WESTWOOD FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2005
--------------------------------------------------------------------------------

                                                         EQUITY          BALANCED       INTERMEDIATE
                                                          FUND             FUND           BOND FUND
                                                      -------------    -------------    --------------
ASSETS:
   Investments, at value (cost $146,151,937,
      $132,388,047, $10,542,925, $7,342,804,
      $12,769,150 and $34,859,919, respectively) ..   $ 180,287,126    $ 150,962,695    $   10,625,840
   Cash ...........................................         919,747          536,771             9,480
   Receivable for investments sold ................       1,516,334          934,006                --
   Receivable for Fund shares sold ................         124,536           62,020               512
   Dividends and interest receivable ..............         188,835          628,493            95,438
   Receivable from Adviser ........................              --               --             5,045
   Other assets ...................................           1,560            1,265               331
                                                      -------------    -------------    --------------
   TOTAL ASSETS ...................................     183,038,138      153,125,250        10,736,646
                                                      -------------    -------------    --------------
LIABILITIES:
   Dividends payable ..............................              --               --             2,902
   Payable for Fund shares redeemed ...............         124,817          515,944               198
   Payable for investments purchased ..............       1,774,212        1,062,515                --
   Payable for investment advisory fees ...........         147,431           93,644                --
   Payable for distribution fees ..................          37,427           33,049             2,449
   Payable for shareholder services fees ..........          32,095           19,831             2,836
   Other accrued expenses .........................          81,676           50,373            17,600
                                                      -------------    -------------    --------------
   TOTAL LIABILITIES ..............................       2,197,658        1,775,356            25,985
                                                      -------------    -------------    --------------
   NET ASSETS .....................................   $ 180,840,480    $ 151,349,894    $   10,710,661
                                                      =============    =============    ==============
NET ASSETS CONSIST OF:
   Shares of beneficial interest, each class at
      $0.001 par value ............................   $      16,325    $      11,878    $          980
   Additional paid-in capital .....................     150,818,355      123,067,034        10,629,416
   Accumulated (distributions in excess of) net
      investment income ...........................         391,082          131,253              (428)
   Accumulated net realized gain (loss) on
      investments and foreign currency
      transactions ................................      (4,520,471)       9,565,081            (2,222)
   Net unrealized appreciation on investments and
      foreign currency translations ...............      34,135,189       18,574,648            82,915
                                                      -------------    -------------    --------------
   NET ASSETS .....................................   $ 180,840,480    $ 151,349,894    $   10,710,661
                                                      =============    =============    ==============
SHARES OF BENEFICIAL INTEREST:
   CLASS AAA:
   Net assets .....................................   $ 178,394,081    $ 144,571,421    $   10,271,620
                                                      =============    =============    ==============
   Shares of beneficial interest outstanding;
      unlimited number of shares authorized .......      16,103,260       11,345,979           939,427
                                                      =============    =============    ==============
   NET ASSET VALUE, offering and redemption price
      per share ...................................   $       11.08    $       12.74    $        10.93
                                                      =============    =============    ==============
   CLASS A:
   Net assets .....................................   $   2,267,245    $   5,657,928    $       57,666
                                                      =============    =============    ==============
   Shares of beneficial interest outstanding;
      unlimited number of shares authorized .......         205,092          444,182             5,275
                                                      =============    =============    ==============
   NET ASSET VALUE and redemption price per
      share .......................................   $       11.05    $       12.74    $        10.93
                                                      =============    =============    ==============
   Maximum offering price per share (NAV / 0.96,
      based on maximum sales charge of 4.00% of the
      offering price) .............................   $       11.51    $       13.27    $        11.39
                                                      =============    =============    ==============
   CLASS B:
   Net assets .....................................   $      29,675    $     138,278    $      381,271
                                                      =============    =============    ==============
   Shares of beneficial interest outstanding;
      unlimited number of shares authorized .......           2,707           10,834            34,885
                                                      =============    =============    ==============
   NET ASSET VALUE and offering price per share ...   $       10.96(a) $       12.76(a) $        10.93(a)
                                                      =============    =============    ==============
   CLASS C:
   Net assets .....................................   $     149,479    $     982,267    $       104.18
                                                      =============    =============    ==============
   Shares of beneficial interest outstanding;
      unlimited number of shares authorized .......          13,628           76,876              9.63
                                                      =============    =============    ==============
   NET ASSET VALUE and offering price per share ...   $       10.97(a) $       12.78(a) $        10.82(a)
                                                      =============    =============    ==============

                                                        SMALLCAP          INCOME           MIGHTY
                                                       EQUITY FUND         FUND         MITES(SM) FUND
                                                      -------------    -------------    --------------
ASSETS:
   Investments, at value (cost $146,151,937,
      $132,388,047, $10,542,925, $7,342,804,
      $12,769,150 and $34,859,919, respectively) ..   $   8,432,387    $  15,712,961    $   47,227,091
   Cash ...........................................         334,177          410,711            55,368
   Receivable for investments sold ................         182,728           56,192            80,170
   Receivable for Fund shares sold ................             100            8,437            10,425
   Dividends and interest receivable ..............          16,908           79,060            44,830
   Receivable from Adviser ........................             487           81,371                --
   Other assets ...................................             355              387               617
                                                      -------------    -------------    --------------
   TOTAL ASSETS ...................................       8,967,142       16,349,119        47,418,501
                                                      -------------    -------------    --------------
LIABILITIES:
   Dividends payable ..............................              --               --                --
   Payable for Fund shares redeemed ...............              --           36,288             8,172
   Payable for investments purchased ..............         101,319               --                --
   Payable for investment advisory fees ...........              --               --            35,787
   Payable for distribution fees ..................           1,795            3,377            10,221
   Payable for shareholder services fees ..........           2,389            2,661            26,823
   Other accrued expenses .........................          18,575           13,695            39,231
                                                      -------------    -------------    --------------
   TOTAL LIABILITIES ..............................         124,078           56,021           120,234
                                                      -------------    -------------    --------------
   NET ASSETS .....................................   $   8,843,064    $  16,293,098    $   47,298,267
                                                      =============    =============    ==============
NET ASSETS CONSIST OF:
   Shares of beneficial interest, each class at
      $0.001 par value ............................   $         783    $         986    $        2,829
   Additional paid-in capital .....................      17,082,095        9,489,863        30,154,118
   Accumulated (distributions in excess of) net
      investment income ...........................              --            8,073             7,159
   Accumulated net realized gain (loss) on
      investments and foreign currency
      transactions ................................      (9,329,397)       3,850,365         4,766,957
   Net unrealized appreciation on investments and
      foreign currency translations ...............       1,089,583        2,943,811        12,367,204
                                                      -------------    -------------    --------------
   NET ASSETS .....................................   $   8,843,064    $  16,293,098    $   47,298,267
                                                      =============    =============    ==============
SHARES OF BENEFICIAL INTEREST:
   CLASS AAA:
   Net assets .....................................   $   8,702,021    $  16,181,734    $   46,496,569
                                                      =============    =============    ==============
   Shares of beneficial interest outstanding;
      unlimited number of shares authorized .......         770,775          979,217         2,779,528
                                                      =============    =============    ==============
   NET ASSET VALUE, offering and redemption price
      per share ...................................   $       11.29    $       16.53    $        16.73
                                                      =============    =============    ==============
   CLASS A:
   Net assets .....................................   $     130,902    $      93,408    $       41,144
                                                      =============    =============    ==============
   Shares of beneficial interest outstanding;
      unlimited number of shares authorized .......          11,638            5,573             2,464
                                                      =============    =============    ==============
   NET ASSET VALUE and redemption price per
      share .......................................   $       11.25    $       16.76    $        16.70
                                                      =============    =============    ==============
   Maximum offering price per share (NAV / 0.96,
      based on maximum sales charge of 4.00% of the
      offering price) .............................   $       11.72    $       17.46    $        17.40
                                                      =============    =============    ==============
   CLASS B:
   Net assets .....................................   $      10,031    $       2,117    $      433,268
                                                      =============    =============    ==============
   Shares of beneficial interest outstanding;
      unlimited number of shares authorized .......           917.5           125.53            26,572
                                                      =============    =============    ==============
   NET ASSET VALUE and offering price per share ...   $       10.93(a) $       16.86(a) $        16.31(a)
                                                      =============    =============    ==============
   CLASS C:
   Net assets .....................................   $      109.73    $      15,839    $      327,286
                                                      =============    =============    ==============
   Shares of beneficial interest outstanding;
      unlimited number of shares authorized .......          10.091            917.5            20,156
                                                      =============    =============    ==============
   NET ASSET VALUE and offering price per share ...   $       10.87(a) $       17.26(a) $        16.24(a)
                                                      =============    =============    ==============

----------
(a)   Redemption price varies based on length of time held.

                 See accompanying notes to financial statements.

THE WESTWOOD FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2005
--------------------------------------------------------------------------------

                                                  EQUITY       BALANCED    INTERMEDIATE    SMALLCAP       INCOME        MIGHTY
                                                   FUND          FUND        BOND FUND   EQUITY FUND       FUND      MITES(SM) FUND
                                               ------------  ------------  ------------  ------------  ------------  --------------
INVESTMENT INCOME:
   Dividends (net of foreign taxes of $0, $0,
     $0, $0, $0 and $6,013, respectively) ...  $  3,852,262  $  1,996,396  $         --  $    140,072  $    583,994  $      660,725
   Interest .................................        25,232     2,274,207       434,445            --           621          11,657
                                               ------------  ------------  ------------  ------------  ------------  --------------
   TOTAL INVESTMENT INCOME ..................     3,877,494     4,270,603       434,445       140,072       584,615         672,382
                                               ------------  ------------  ------------  ------------  ------------  --------------
EXPENSES:
   Investment advisory fees .................     1,774,591     1,106,760        63,574        99,807       175,413         492,179
   Distribution fees -- Class AAA ...........       437,435       352,221        25,241        24,604        43,672         121,076
   Distribution fees -- Class A .............        11,470        27,994           264           600           295             215
   Distribution fees -- Class B .............           357         1,454         4,236           173            20           4,108
   Distribution fees -- Class C .............         1,555         9,355             1            18           115           3,336
   Legal and audit fees .....................        92,902        85,033        34,075        36,310        99,577          47,331
   Custodian fees ...........................        36,399        44,870         9,576        23,117        19,656          40,992
   Shareholder services fees ................       157,553       112,185        13,648        15,081        17,253          67,919
   Registration fees ........................        25,205        29,297        29,439        28,110        39,386          21,765
   Shareholder communications expenses ......        71,591        34,248         1,921         4,178        19,474          32,373
   Trustees' fees ...........................        10,708         8,784           714           705         1,141           3,052
   Miscellaneous expenses ...................        61,372        58,381         9,703         4,600         4,888          28,555
                                               ------------  ------------  ------------  ------------  ------------  --------------
   TOTAL EXPENSES ...........................     2,681,138     1,870,582       192,392       237,303       420,890         862,901
                                               ------------  ------------  ------------  ------------  ------------  --------------
   LESS:
      Expense reimbursements (see Note 3) ...            --            --       (79,099)      (81,296)     (137,126)       (118,942)
      Custodian fee credits .................       (28,181)      (43,117)       (4,083)       (5,853)      (20,396)             --
                                               ------------  ------------  ------------  ------------  ------------  --------------
      TOTAL REIMBURSEMENTS AND CREDITS ......       (28,181)      (43,117)      (83,182)      (87,149)     (157,522)       (118,942)
                                               ------------  ------------  ------------  ------------  ------------  --------------
   TOTAL NET EXPENSES .......................     2,652,957     1,827,465       109,210       150,154       263,368         743,959
                                               ------------  ------------  ------------  ------------  ------------  --------------
   NET INVESTMENT INCOME (LOSS) .............     1,224,537     2,443,138       325,235       (10,082)      321,247         (71,577)
                                               ------------  ------------  ------------  ------------  ------------  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY:
   Net realized gain on investments and
      foreign currency transactions .........    25,102,359    13,147,368        15,973     1,981,152     3,988,703       5,351,217
   Net change in unrealized appreciation/
      depreciation on investments
      and foreign currency translations .....     6,163,758     2,236,304      (154,585)      329,566      (504,578)      3,944,342
                                               ------------  ------------  ------------  ------------  ------------  --------------
   NET REALIZED AND UNREALIZED GAIN (LOSS)
      ON INVESTMENTS AND FOREIGN CURRENCY ...    31,266,117    15,383,672      (138,612)    2,310,718     3,484,125       9,295,559
                                               ------------  ------------  ------------  ------------  ------------  --------------
   NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS .......................  $ 32,490,654  $ 17,826,810  $    186,623  $  2,300,636  $  3,805,372  $    9,223,982
                                               ============  ============  ============  ============  ============  ==============

                 See accompanying notes to financial statements.

THE WESTWOOD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                          EQUITY FUND                        BALANCED FUND
                                                                --------------------------------   --------------------------------
                                                                FOR THE YEAR ENDED SEPTEMBER 30,   FOR THE YEAR ENDED SEPTEMBER 30,
                                                                --------------------------------   --------------------------------
                                                                      2005             2004             2005              2004
                                                                ---------------   --------------   ---------------   --------------
OPERATIONS:
   Net investment income ...................................    $     1,224,537   $    1,836,819   $     2,443,138   $    2,809,596
   Net realized gain on investments ........................         25,102,359       12,951,512        13,147,368        5,341,452
   Net change in unrealized appreciation/depreciation
     on investments ........................................          6,163,758       19,598,673         2,236,304        7,980,425
                                                                ---------------   --------------   ---------------   --------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....         32,490,654       34,387,004        17,826,810       16,131,473
                                                                ---------------   --------------   ---------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income
     Class AAA .............................................         (1,760,755)      (2,610,574)       (2,246,908)      (2,712,732)
     Class A ...............................................             (8,953)         (33,292)          (61,410)         (88,575)
     Class B ...............................................                 --             (658)             (446)          (2,302)
     Class C ...............................................               (502)              --            (3,121)          (9,907)
                                                                ---------------   --------------   ---------------   --------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS .....................         (1,770,210)      (2,644,524)       (2,311,885)      (2,813,516)
                                                                ---------------   --------------   ---------------   --------------
SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
   Proceeds from shares issued
     Class AAA .............................................         26,510,381       40,481,821        27,058,840       32,079,495
     Class A ...............................................            302,826          739,947           687,831          346,618
     Class B ...............................................                 --            6,837                --           27,409
     Class C ...............................................              2,979           10,387           218,960          919,608
                                                                ---------------   --------------   ---------------   --------------
                                                                     26,816,186       41,238,992        27,965,631       33,373,130
                                                                ---------------   --------------   ---------------   --------------
   Proceeds from reinvestment of dividends
     Class AAA .............................................          1,608,725        2,404,917         2,092,576        2,514,096
     Class A ...............................................              8,446           32,283            51,281           72,907
     Class B ...............................................                 --              399               380            2,035
     Class C ...............................................                502               --             2,172            6,158
                                                                ---------------   --------------   ---------------   --------------
                                                                      1,617,673        2,437,599         2,146,409        2,595,196
                                                                ---------------   --------------   ---------------   --------------
   Cost of shares redeemed
     Class AAA .............................................        (59,376,350)    (116,358,886)      (35,775,507)     (63,378,286)
     Class A ...............................................         (1,815,288)        (841,291)         (984,117)        (646,777)
     Class B ...............................................            (13,854)         (53,946)          (40,935)         (66,789)
     Class C ...............................................            (31,680)          (9,276)         (188,945)        (608,535)
                                                                ---------------   --------------   ---------------   --------------
                                                                    (61,237,172)    (117,263,399)      (36,989,504)     (64,700,387)
                                                                ---------------   --------------   ---------------   --------------

   NET DECREASE IN NET ASSETS FROM SHARES OF BENEFICIAL
     INTEREST TRANSACTIONS .................................        (32,803,313)     (73,586,808)       (6,877,464)     (28,732,061)
                                                                ---------------   --------------   ---------------   --------------
   REDEMPTION FEES .........................................             (1,224)           7,830             5,163            2,085
                                                                ---------------   --------------   ---------------   --------------
   NET INCREASE (DECREASE) IN NET ASSETS ...................         (2,084,093)     (41,836,498)        8,642,624      (15,412,019)

NET ASSETS:
   Beginning of period .....................................        182,924,573      224,761,071       142,707,270      158,119,289
                                                                ---------------   --------------   ---------------   --------------
   End of period ...........................................    $   180,840,480   $  182,924,573   $   151,349,894   $  142,707,270
                                                                ===============   ==============   ===============   ==============
   Undistributed net investment income .....................    $       391,082   $      936,755   $       131,253   $           --
                                                                ===============   ==============   ===============   ==============

                 See accompanying notes to financial statements.

THE WESTWOOD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                                     INTERMEDIATE BOND FUND              SMALLCAP EQUITY FUND
                                                                --------------------------------   --------------------------------
                                                                FOR THE YEAR ENDED SEPTEMBER 30,   FOR THE YEAR ENDED SEPTEMBER 30,
                                                                --------------------------------   --------------------------------
                                                                      2005             2004             2005              2004
                                                                ---------------   --------------   ---------------   --------------
OPERATIONS:
   Net investment income (loss) ............................    $       325,235   $      315,825   $       (10,082)  $     (148,137)
   Net realized gain on investments ........................             15,973           89,104         1,981,152        2,782,169
   Net change in unrealized appreciation/depreciation
     on investments ........................................           (154,585)        (240,477)          329,566         (561,144)
   Net increase from payments by affiliates and net
     gains (losses) realized on the disposal of
     investments in excess of restrictions (See Note 6) ....                 --               --                --               --
                                                                ---------------   --------------   ---------------   --------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....            186,623          164,452         2,300,636        2,072,888
                                                                ---------------   --------------   ---------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income
     Class AAA .............................................           (313,036)        (302,691)               --               --
     Class A ...............................................             (2,268)          (2,749)               --               --
     Class B ...............................................             (9,927)          (9,589)               --               --
     Class C ...............................................                 (4)            (796)               --               --
                                                                ---------------   --------------   ---------------   --------------
                                                                       (325,235)        (315,825)               --               --
                                                                ---------------   --------------   ---------------   --------------
   Net realized gains on investments
     Class AAA .............................................            (85,504)         (12,960)               --               --
     Class A ...............................................               (644)            (124)               --               --
     Class B ...............................................             (3,791)            (478)               --               --
     Class C ...............................................                 (1)             (55)               --               --
                                                                ---------------   --------------   ---------------   --------------
                                                                        (89,940)         (13,617)               --               --
                                                                ---------------   --------------   ---------------   --------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS .....................           (415,175)        (329,442)               --               --
                                                                ---------------   --------------   ---------------   --------------
SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
   Proceeds from shares issued
     Class AAA .............................................          2,030,120        1,979,778         1,715,102       15,506,831
     Class A ...............................................             31,409            2,800             4,704           15,000
     Class B ...............................................              1,152           79,307                --              350
     Class C ...............................................                 --                2                --               --
                                                                ---------------   --------------   ---------------   --------------
                                                                      2,062,681        2,061,887         1,719,806       15,522,181
                                                                ---------------   --------------   ---------------   --------------
   Proceeds from reinvestment of dividends
     Class AAA .............................................            363,093          279,339                --               --
     Class A ...............................................              2,841            2,791                --               --
     Class B ...............................................              6,110            4,539                --               --
     Class C ...............................................                 --              814                --               --
                                                                ---------------   --------------   ---------------   --------------
                                                                        372,044          287,483                --               --
                                                                ---------------   --------------   ---------------   --------------
   Cost of shares redeemed
     Class AAA .............................................         (1,457,099)      (4,724,149)       (7,388,405)     (21,176,934)
     Class A ...............................................            (50,245)         (67,125)          (39,558)              --
     Class B ...............................................            (72,586)        (123,006)          (13,872)         (49,941)
     Class C ...............................................                 --          (45,792)          (10,985)        (101,961)
                                                                ---------------   --------------   ---------------   --------------
                                                                     (1,579,930)      (4,960,072)       (7,452,820)     (21,328,836)
                                                                ---------------   --------------   ---------------   --------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM SHARES
     OF BENEFICIAL INTEREST TRANSACTIONS ...................            854,795       (2,610,702)       (5,733,014)      (5,806,655)
                                                                ---------------   --------------   ---------------   --------------
   REDEMPTION FEES .........................................                (78)             194              (155)             396
                                                                ---------------   --------------   ---------------   --------------
   NET INCREASE (DECREASE) IN NET ASSETS ...................            626,165       (2,775,498)       (3,432,533)      (3,733,371)

NET ASSETS:
   Beginning of period .....................................         10,084,496       12,859,994        12,275,597       16,008,968
                                                                ---------------   --------------   ---------------   --------------
   End of period ...........................................    $    10,710,661   $   10,084,496   $     8,843,064   $   12,275,597
                                                                ===============   ==============   ===============   ==============
   Undistributed net investment income .....................    $            --   $        2,656   $            --   $           --
                                                                ===============   ==============   ===============   ==============

                 See accompanying notes to financial statements.

THE WESTWOOD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                                           INCOME FUND                   MIGHTY MITES(SM) FUND
                                                                --------------------------------   --------------------------------
                                                                FOR THE YEAR ENDED SEPTEMBER 30,   FOR THE YEAR ENDED SEPTEMBER 30,
                                                                --------------------------------   --------------------------------
                                                                      2005             2004             2005              2004
                                                                ---------------   --------------   ---------------   --------------
OPERATIONS:
   Net investment income (loss) ............................    $       321,247   $      388,106   $       (71,577)  $     (127,799)
   Net realized gain on investments and foreign
     currency transactions .................................          3,988,703        1,063,262         5,351,217        3,983,019
   Net change in unrealized appreciation/depreciation
     on investments and foreign currency translations ......           (504,578)       1,402,579         3,944,342        2,813,159
                                                                ---------------   --------------   ---------------   --------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....          3,805,372        2,853,947         9,223,982        6,668,379
                                                                ---------------   --------------   ---------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income
     Class AAA .............................................           (312,053)        (387,478)               --               --
     Class A ...............................................             (1,038)            (503)               --               --
     Class B ...............................................                (10)             (32)               --               --
     Class C ...............................................                (73)             (93)               --               --
                                                                ---------------   --------------   ---------------   --------------
                                                                       (313,174)        (388,106)               --               --
                                                                ---------------   --------------   ---------------   --------------
   Net realized gains on investments
     Class AAA .............................................           (885,319)         (58,855)       (4,019,285)        (661,777)
     Class A ...............................................             (2,234)             (76)           (3,339)            (388)
     Class B ...............................................                (87)              (5)          (34,684)          (5,992)
     Class C ...............................................               (407)             (14)          (26,813)          (1,697)
                                                                ---------------   --------------   ---------------   --------------
                                                                       (888,047)         (58,950)       (4,084,121)        (669,854)
                                                                ---------------   --------------   ---------------   --------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS .....................         (1,201,221)        (447,056)       (4,084,121)        (669,854)
                                                                ---------------   --------------   ---------------   --------------
SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
   Proceeds from shares issued
     Class AAA .............................................          4,500,719        6,942,146         1,101,902       52,277,745
     Class A ...............................................             80,304           29,047             1,152            1,694
     Class B ...............................................                 --               --                --           10,286
     Class C ...............................................              8,018               --             1,200          203,866
                                                                ---------------   --------------   ---------------   --------------
                                                                      4,589,041        6,971,193         1,104,254       52,493,591
                                                                ---------------   --------------   ---------------   --------------
   Proceeds from reinvestment of dividends
     Class AAA .............................................          1,123,377          407,356         3,747,947          577,769
     Class A ...............................................              3,262              576             3,328              387
     Class B ...............................................                 89               34            31,868            5,990
     Class C ...............................................                471              104            26,802            1,696
                                                                ---------------   --------------   ---------------   --------------
                                                                      1,127,199          408,070         3,809,945          585,842
                                                                ---------------   --------------   ---------------   --------------
   Cost of shares redeemed
     Class AAA .............................................         (8,514,297)      (7,202,768)      (14,221,912)     (59,054,214)
     Class A ...............................................             (3,263)         (39,859)           (6,629)              --
     Class B ...............................................                 --               --           (38,328)        (192,800)
     Class C ...............................................                 --               --           (40,914)         (11,877)
                                                                ---------------   --------------   ---------------   --------------
                                                                     (8,517,560)      (7,242,627)      (14,307,783)     (59,258,891)
                                                                ---------------   --------------   ---------------   --------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM SHARES
     OF BENEFICIAL INTEREST TRANSACTIONS ...................         (2,801,320)         136,636        (9,393,584)      (6,179,458)
                                                                ---------------   --------------   ---------------   --------------
   REDEMPTION FEES .........................................              6,511              984                22              461
                                                                ---------------   --------------   ---------------   --------------
   NET INCREASE (DECREASE) IN NET ASSETS ...................           (190,658)       2,544,511        (4,253,701)        (180,472)

NET ASSETS:
   Beginning of period .....................................         16,483,756       13,939,245        51,551,968       51,732,440
                                                                ---------------   --------------   ---------------   --------------
   End of period ...........................................    $    16,293,098   $   16,483,756   $    47,298,267   $   51,551,968
                                                                ===============   ==============   ===============   ==============
   Undistributed net investment income .....................    $         8,073   $           --   $         7,159   $           --
                                                                ===============   ==============   ===============   ==============

                 See accompanying notes to financial statements.

THE WESTWOOD FUNDS
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION. The Westwood Funds, formerly the Gabelli Westwood Funds, (the "Trust") was organized as a Massachusetts business trust on June 12, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the
"1940 Act"), as a diversified open-end management investment company and currently consists of six active separate investment portfolios: Equity Fund, Balanced Fund, Intermediate Bond Fund, SmallCap Equity Fund, Income Fund and Mighty Mites(SM) Fund (collectively, the "Funds"), each with four classes of shares outstanding known as the Class AAA Shares, Class A Shares, Class B Shares and Class C Shares. Each class of shares outstanding bears the same voting, dividend, liquidation and other rights and conditions, except that the expenses incurred in the distribution and marketing of such shares are different for each class. Prior to July 18, 2005, the Westwood Income Fund's name was Westwood Realty Fund. The investment objectives of each Fund are as follows:

Equity Fund seeks to provide capital appreciation. The Fund's secondary goal is to produce current income.

Balanced Fund seeks to provide capital appreciation and current income resulting in a high total investment return consistent with prudent investment risk and a balanced investment approach.

Intermediate Bond Fund seeks to maximize total return, while maintaining a level of current income consistent with the maintenance of principal and liquidity.

SmallCap Equity Fund seeks to provide long-term capital appreciation by investing primarily in smaller capitalization equity securities.

Income Fund seeks to provide a high level of current income as well as long-term capital appreciation by investing primarily in income producing equity and fixed income securities.

Mighty Mites(SM) Fund seeks to provide long-term capital appreciation by investing primarily in micro-capitalization equity securities.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the "Board") so determines, by such other method as the Board shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Advisers, Inc. (the "Adviser").

Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if after the close of the foreign markets, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

THE WESTWOOD FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

ACCOUNTING FOR REAL ESTATE INVESTMENT TRUSTS. The Funds (except for Intermediate Bond Fund and Mighty Mites(SM) Fund) own shares of Real Estate Investment Trusts ("REITS") which report information on the source of their distributions annually. Distributions received from REITS during the year which represent a return of capital are recorded as a reduction to the cost of the individual REIT and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Trust are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Trust and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

FOREIGN SECURITIES. The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

RESTRICTED AND ILLIQUID SECURITIES. Each Fund may invest up to 5% (except for the SmallCap Equity Fund, Income Fund and Mighty Mites(SM) Fund which may invest up to 15%) of its net assets in restricted securities issued under Section 4(2) of the Securities Act of 1933 and up to 10% (except for the SmallCap Equity Fund, Income Fund and Mighty Mites(SM) Fund which may invest up to 15%) of certain Rule 144A and other illiquid securities. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Rule 144A securities freely salable among qualified institutional investors under special rules adopted by the Securities and Exchange Commission ("SEC") may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity.

FOREIGN TAXES. The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

THE WESTWOOD FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

DETERMINATION OF NET ASSET VALUE AND CALCULATION OF EXPENSES. Certain administrative expenses are common to, and allocated among, the Funds and then among the Classes of Shares. Such allocations are made on the basis of each Fund's and Class' average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating net asset value per share of each class, investment income, realized and unrealized gains and losses, redemption fees and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

CUSTODIAN FEE CREDITS. When cash balances are maintained in a Fund's custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under each custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset shown as "custodian fee credits".

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income are declared and paid annually for the Equity, SmallCap Equity and Mighty Mites(SM) Funds, and quarterly for the Balanced and Income Funds. The
Intermediate Bond Fund declares dividends daily and pays those dividends monthly. Distributions of net realized gain on investments are normally declared and paid at least annually by each Fund. Dividends and distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on ordinary income and long-term capital gains as determined in accordance with Federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterizations of distributions made by the Funds.

These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

For the year ended September 30, 2005, the following reclassifications were made to increase (decrease) such accounts with offsetting adjustments to additional paid-in capital. These reclassifications related primarily to distributions from Real Estate Investment Trusts and net operating losses.

                                       PAID-IN      ACCUMULATED UNDISTRIBUTED       ACCUMULATED REALIZED
                                       CAPITAL    NET INVESTMENT INCOME (LOSS)   GAIN (LOSS) ON INVESTMENTS
                                      ---------   ----------------------------   --------------------------
Equity Fund .......................          --                   --                            --
Balanced Fund .....................          --                   --                            --
Intermediate Bond Fund ............          --                   --                            --
SmallCap Equity Fund ..............   $ (10,082)            $ 10,082                            --
Income Fund .......................          --                   --                            --
Mighty Mites(SM) Fund .............          --               52,552                     $ (52,552)

The tax character of distributions paid during the years ended September 30, 2005 and September 30, 2004 was as follows:

                                                          EQUITY FUND                BALANCED FUND          INTERMEDIATE BOND FUND
                                                   -------------------------   -------------------------   ------------------------
                                                    YEAR ENDED SEPTEMBER 30,    YEAR ENDED SEPTEMBER 30,   YEAR ENDED SEPTEMBER 30,
                                                   -------------------------   -------------------------   ------------------------
                                                       2005          2004          2005          2004         2005          2004
                                                   -----------   -----------   -----------   -----------   ----------    ----------
Ordinary income
   (inclusive of short-term capital gains) .....   $ 1,770,210   $ 2,644,524   $ 2,311,885   $ 2,813,516   $  326,226    $  315,825
Net long-term capital gains ....................            --            --            --            --       88,949        13,617
                                                   -----------   -----------   -----------   -----------   ----------    ----------
Total distributions paid .......................   $ 1,770,210   $ 2,644,524   $ 2,311,885   $ 2,813,516   $  415,175    $  329,442
                                                   ===========   ===========   ===========   ===========   ==========    ==========

THE WESTWOOD FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                                      SMALLCAP EQUITY FUND            INCOME FUND            MIGHTY MITES(SM) FUND
                                                   -------------------------   -------------------------   ------------------------
                                                    YEAR ENDED SEPTEMBER 30,    YEAR ENDED SEPTEMBER 30,   YEAR ENDED SEPTEMBER 30,
                                                   -------------------------   -------------------------   ------------------------
                                                       2005          2004          2005          2004         2005          2004
                                                   -----------   -----------   -----------   -----------   -----------   ----------
Ordinary income
   (inclusive of short-term capital gains) .....            --            --   $   313,174   $   388,106   $ 1,345,361   $  322,208
Net long-term capital gains ....................            --            --       888,047        58,950     2,738,760      347,646
                                                   -----------   -----------   -----------   -----------   -----------   ----------
Total distributions paid .......................            --            --   $ 1,201,221   $   447,056   $ 4,084,121   $  669,854
                                                   ===========   ===========   ===========   ===========   ===========   ==========

PROVISION FOR INCOME TAXES. The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). It is the Funds' policy to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of the Funds' net investment company taxable income and net capital gains. Therefore, no provision for Federal income taxes is required.

As of September 30, 2005, the components of accumulated earnings/(losses) on a tax basis were as follows:

                                                                              INTERMEDIATE    SMALLCAP                    MIGHTY
                                                     EQUITY       BALANCED        BOND         EQUITY        INCOME      MITES(SM)
                                                      FUND          FUND          FUND          FUND          FUND         FUND
                                                  ------------  ------------  ------------  ------------  -----------  ------------
Undistributed ordinary income ..................  $    391,082  $    131,253  $     11,088            --  $   255,787            --
Undistributed long-term capital gain ...........            --     9,714,779         6,369            --    3,607,312  $  4,991,966
Capital loss carryforward ......................    (4,052,930)           --            --  $ (9,321,962)          --            --
Unrealized appreciation/(depreciation) .........    33,667,649    18,424,950        65,711     1,082,148    2,939,150    12,151,430
Post-October currency losses ...................            --            --            --            --           --        (2,076)
                                                  ------------  ------------  ------------  ------------  -----------  ------------
Total accumulated income/(loss) ................  $ 30,005,801  $ 28,270,982  $     83,168  $  8,239,814  $ 6,802,249  $ 17,141,320
                                                  ============  ============  ============  ============  ===========  ============

At September 30, 2005, the difference between book and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax basis deferral of losses on wash sales. Additionally, Mighty Mites(SM) has a basis adjustment due to an investment in a publicly traded limited partnership.

The Equity Fund has capital loss carryforwards for Federal income tax purposes of $2,643,258 and $1,409,672 available through September 2011 and 2012, respectively. The SmallCap Equity Fund has capital loss carryforwards for Federal income tax purposes of $4,476,476 and $4,845,486 available through September 2010 and 2011, respectively. These loss carryforwards are available to reduce future required distributions of net capital gains to shareholders.

During the fiscal year ended September 30, 2005 the Equity Fund, Balanced Fund and SmallCap Equity Fund utilized capital loss carryforwards of $24,706,242, $3,379,553 and $1,983,541, respectively.

Under the current tax law, capital losses related to securities realized after October 31 and prior to the Funds' fiscal year end may be deferred as occurring on the first day of the following year. For the fiscal year ended September 30, 2005 the Funds had no capital losses to defer.

The following summarizes the tax cost of investments and foreign currency and related unrealized appreciation/depreciation at September 30, 2005:

                                                                              INTERMEDIATE    SMALLCAP                    MIGHTY
                                                    EQUITY        BALANCED        BOND         EQUITY       INCOME       MITES(SM)
                                                     FUND           FUND          FUND          FUND         FUND          FUND
                                                -------------  -------------  ------------  -----------  ------------  ------------
Aggregate cost of investments ................  $ 146,619,477  $ 132,537,745  $ 10,560,129  $ 7,350,239  $ 12,773,811  $ 35,075,693
                                                =============  =============  ============  ===========  ============  ============
Gross unrealized appreciation ................  $  36,506,244  $  20,083,495  $    146,256  $ 1,227,317  $  3,119,907  $ 16,076,026
Foreign currency unrealized appreciation .....             --             --            --           --            --            32
Gross unrealized depreciation ................     (2,838,595)    (1,658,545)      (80,545)    (145,169)     (180,757)   (3,924,628)
                                                -------------  -------------  ------------  -----------  ------------  ------------
Net unrealized appreciation ..................  $  33,667,649  $  18,424,950  $     65,711  $ 1,082,148  $  2,939,150  $ 12,151,430
                                                =============  =============  ============  ===========  ============  ============

CONCENTRATION RISK. The Income Fund invests a substantial portion of its assets in REITS; therefore it may be more affected by economic developments in the real estate industry than would a general equity fund.

THE WESTWOOD FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

3. INVESTMENT ADVISORY AGREEMENTS. The Funds have entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Funds will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% for the Equity, SmallCap Equity, Income and Mighty Mites(SM) Funds, 0.75% for the Balanced Fund, and 0.60% for the Intermediate Bond Fund, of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Funds' portfolios, oversees the administration of all aspects of the Funds' business and affairs and pays the compensation of all Officers and Trustees of the Funds who are affiliated persons of the Adviser. The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse expenses to the Intermediate Bond, SmallCap Equity, Income and Mighty Mites(SM) Funds in the event annual expenses of such Funds exceed certain prescribed limits. Such fee waiver/reimbursement arrangement will continue until at least September 30, 2006. This reimbursement agreement ended on September 30, 2005 for the Mighty Mites(SM) Fund. For the year ended September 30, 2005, the Adviser was entitled to fees of $1,774,591, $1,106,760, $63,574, $99,807, $175,413 and
$492,179 for the Equity, Balanced, Intermediate Bond, SmallCap Equity, Income and Mighty Mites(SM) Funds, respectively. For the year ended September 30, 2005, the Adviser waived fees or reimbursed expenses in the amounts of $79,099, $81,296, $137,126 and $118,942 for the Intermediate Bond, SmallCap Equity, Income and Mighty Mites(SM) Funds, respectively.

The Intermediate Bond, SmallCap Equity, Income and Mighty Mites(SM) Funds are obliged to repay the Adviser for a period of two fiscal years following the fiscal year in which the Adviser reimbursed the Fund only to the extent that the operating expenses of the Fund fall below the applicable expense limitation for Class AAA of 1.00%, 1.50%, 1.50% and 1.50%, respectively, and for Class A of 1.10%, 1.75%, 1.75% and 1.75%, respectively, and for Class B and Class C of
1.75%, 2.25%, 2.25% and 2.25%, respectively of average daily net assets, the annual limitation under the Advisory Agreement. As of September 30, 2005, the cumulative unreimbursed amounts which may be recovered by the Adviser within the next two fiscal years are $159,055, $160,765, $184,101 and $219,966 for the
Intermediate Bond, SmallCap Equity, Income and Mighty Mites(SM) Funds, respectively.

The Funds, with the exception of the Mighty Mites(SM) Fund, have also entered into a sub-advisory agreement with Westwood Management Corp. (the "Sub-Adviser") whereby the Adviser pays the Sub-Adviser the greater of $150,000 per year on an aggregate basis for the Funds or a fee of 35% of net revenues to the Adviser from the Funds. For the year ended September 30, 2005, the Adviser informed the Funds that it paid collectively to the Sub-Adviser fees of $766,282 for the Equity, Balanced, Intermediate Bond, SmallCap Equity and Income Funds.

4. DISTRIBUTION PLAN. The Funds' Board has adopted a distribution plan (the "Plan") for each class of shares pursuant to Rule 12b-1 under the 1940 Act. Gabelli & Company, Inc. ("Gabelli & Company"), an affiliate of the Adviser, serves as distributor of the Funds. Under the Class AAA, Class A, Class B and Class C Share Plans, payments are authorized to Gabelli & Company at annual rates of 0.25%, 0.50% (for the Intermediate Bond Fund at an annual rate of 0.35%), 1.00% and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the year ended September 30, 2005, other than short-term securities, are as follows:

                                PURCHASES         SALES          PURCHASES       SALES
                             (EXCLUDING U.S.  (EXCLUDING U.S.     OF U.S.       OF U.S.
                               GOVERNMENT       GOVERNMENT      GOVERNMENT    GOVERNMENT
                               SECURITIES)      SECURITIES)     SECURITIES    SECURITIES
                             ---------------  ---------------  ------------  ------------
Equity Fund .............     $ 104,703,396    $ 142,098,476             --            --
Balanced Fund ...........        53,063,954       59,525,536   $ 21,818,582  $ 16,215,891
Intermediate Bond Fund ..           885,184          986,944      3,932,438     2,063,865
SmallCap Equity Fund ....        10,671,019       16,318,398             --            --
Income Fund .............         9,581,319       12,467,361             --            --
Mighty Mites(SM) Fund ...         4,376,577       17,438,976             --            --

THE WESTWOOD FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

6. TRANSACTIONS WITH AFFILIATES. During the year ended September 30, 2005, the Mighty Mites(SM) Fund paid brokerage commissions of $34,797 to Gabelli & Company.

Gabelli & Company informed the Trust that it received commissions (sales charges and underwriting fees) from investors on sales and redemptions of Fund shares in the amount of $8,554.

The cost of calculating each Fund's net asset value per share is a Fund expense pursuant to the Advisory Agreement. During the year ended September 30, 2005, the Equity, Balanced and Mighty Mites(SM) Funds reimbursed the Adviser $42,450, $42,450 and $19,950, respectively, in connection with the cost of computing the Fund's net asset value, which is included in miscellaneous expenses in the Statement of Operations. A reimbursement was not sought during the year ended September 30, 2005 for the Income Fund, Intermediate Bond Fund and SmallCap Equity Fund.

SmallCap Equity Fund recorded a reimbursement from the Adviser during August 2004 in the amount of $51,180. This amount was paid in connection with losses incurred in the disposition of certain exchange traded funds which exceeded the Fund's investment restrictions.

7. SHARES OF BENEFICIAL INTEREST. The Funds currently offer four classes of shares -- Class AAA Shares, Class A Shares, Class B Shares, and Class C Shares. Class AAA Shares are offered only to investors who acquire them directly from Gabelli & Company or through selected broker/dealers without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 4.00%. Class B Shares are subject to a contingent deferred sales charge ("CDSC") upon redemption within six years of purchase and automatically convert to Class A Shares after eight years from the original purchase. The applicable CDSC is equal to a declining percentage of the lesser of the net asset value per share at the date of original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1% CDSC for one year after purchase. Class B Shares are available only through exchange of Class B Shares of other Funds distributed by Gabelli & Company. The Board has approved Class I Shares which have not been offered publicly.

From August 1, 2004 to April 1, 2005, the Funds imposed a redemption fee on Class AAA, Class A, Class B and Class C Shares that were redeemed or exchanged within the sixtieth day after the date of a purchase. Effective April 1, 2005, the redemption fee was eliminated for all Funds except Mighty Mites(SM) Fund whose redemption fee was retained at 2.00% applicable to redemptions or exchanges within 7 days after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Funds. The redemption fees retained by the Funds during the year ended September 30, 2005 amounted to $(1,224), $5,163, $(78), $(155),
$6,511 and $22 for the Equity, Balanced, Intermediate Bond, SmallCap Equity, Income and Mighty Mites(SM) Funds, respectively.

The redemption fee does not apply to shares purchased through programs that the Adviser determined to have appropriate short-term trading policies in place. Additionally, certain recordkeepers for qualified and non-qualified retirement plans that could not collect the redemption fee at the participant level due to systems limitations have received an extension to implement such systems.

THE WESTWOOD FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

Transactions in shares of beneficial interest were as follows:

                                                           EQUITY FUND                BALANCED FUND          INTERMEDIATE BOND FUND
                                                   ---------------------------  --------------------------  ------------------------
                                                     YEAR ENDED SEPTEMBER 30,    YEAR ENDED SEPTEMBER 30,   YEAR ENDED SEPTEMBER 30,
                                                   ---------------------------  --------------------------  ------------------------
                                                       2005           2004          2005          2004         2005         2004
                                                   -----------    ------------  ------------  ------------  ----------   -----------
CLASS AAA
Shares sold ....................................     2,614,599       4,570,931     2,242,945     2,879,300     183,882      177,231
Shares issued upon reinvestment of dividends ...       163,156         274,221       171,183       224,878      32,898       25,093
Shares redeemed ................................    (5,914,467)    (13,328,863)   (2,955,568)   (5,716,541)   (131,846)    (424,556)
                                                   -----------    ------------  ------------  ------------  ----------   ----------
   Net increase (decrease) in Class AAA
     shares ....................................    (3,136,712)     (8,483,711)     (541,440)   (2,612,363)     84,934     (222,232)
                                                   ===========    ============  ============  ============  ==========   ==========
CLASS A
Shares sold ....................................        29,818          84,074        57,114        31,077       2,852          251
Shares issued upon reinvestment of dividends ...           856           3,690         4,182         6,537         257          251
Shares redeemed ................................      (184,155)        (96,075)      (80,170)      (58,193)     (4,564)      (5,990)
                                                   -----------    ------------  ------------  ------------  ----------   ----------
   Net decrease in Class A shares ..............      (153,481)         (8,311)      (18,874)      (20,579)     (1,455)      (5,488)
                                                   ===========    ============  ============  ============  ==========   ==========
CLASS B
Shares sold ....................................            --             828            --         2,421         104        7,103
Shares issued upon reinvestment of dividends ...            --              46            31           183         554          408
Shares redeemed ................................        (1,360)         (6,196)       (3,427)       (5,950)     (6,562)     (11,118)
                                                   -----------    ------------  ------------  ------------  ----------   ----------
   Net decrease in Class B shares ..............        (1,360)         (5,322)       (3,396)       (3,346)     (5,904)      (3,607)
                                                   ===========    ============  ============  ============  ==========   ==========
CLASS C
Shares sold ....................................           278           1,131        18,332        85,453          --           --
Shares issued upon reinvestment of dividends ...            51              --           174           552          --           73
Shares redeemed ................................        (3,114)         (1,094)      (15,539)      (55,549)         --       (4,146)
                                                   -----------    ------------  ------------  ------------  ----------   ----------
   Net increase (decrease) in Class C shares ...        (2,785)             37         2,967        30,456          --       (4,073)
                                                   ===========    ============  ============  ============  ==========   ==========

                                                      SMALLCAP EQUITY FUND              INCOME FUND           MIGHTY MITES(SM) FUND
                                                   ---------------------------  --------------------------  ------------------------
CLASS AAA
Shares sold ....................................       167,006       1,764,700       294,028       526,666      70,495    3,529,295
Shares issued upon reinvestment of dividends ...            --              --        74,389        31,120     247,063       41,006
Shares redeemed ................................      (728,768)     (2,354,722)     (555,553)     (564,612)   (909,141)  (4,006,222)
                                                   -----------    ------------  ------------  ------------  ----------   ----------
   Net decrease in Class AAA shares ............      (561,762)       (590,022)     (187,136)       (6,826)   (591,583)    (435,921)
                                                   ===========    ============  ============  ============  ==========   ==========
CLASS A
Shares sold ....................................           427           1,799         5,237         2,331          74          114
Shares issued upon reinvestment of dividends ...            --              --           212            45         219           28
Shares redeemed ................................        (4,228)             --          (206)       (2,910)       (409)          --
                                                   -----------    ------------  ------------  ------------  ----------   ----------
   Net increase (decrease) in Class A shares ...        (3,801)          1,799         5,243          (534)       (116)         142
                                                   ===========    ============  ============  ============  ==========   ==========
CLASS B
Shares sold ....................................            --              41            --            --          --          718
Shares issued upon reinvestment of dividends ...            --              --             6             3       2,143          430
Shares redeemed ................................        (1,353)         (5,827)           --            --      (2,562)     (12,996)
                                                   -----------    ------------  ------------  ------------  ----------   ----------
   Net increase (decrease) in Class B shares ...        (1,353)         (5,786)            6             3        (419)     (11,848)
                                                   ===========    ============  ============  ============  ==========   ==========
CLASS C
Shares sold ....................................            --              --           533            --          79       14,145
Shares issued upon reinvestment of dividends ...            --              --            30             8       1,809          122
Shares redeemed ................................        (1,100)        (12,543)           --            --      (2,579)        (849)
                                                   -----------    ------------  ------------  ------------  ----------   ----------
   Net increase (decrease) in Class C shares ...        (1,100)        (12,543)          563             8        (691)      13,418
                                                   ===========    ============  ============  ============  ==========   ==========

THE WESTWOOD FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

8. OTHER MATTERS. Affiliates of the Adviser have received subpoenas from the Attorney General of the State of New York and the Securities and Exchange Commission (the "SEC") requesting information on mutual fund trading practices. GAMCO Investors, Inc., the Adviser's parent company, is responding to these requests for documents and testimony. On a separate matter, in September 2005, Gabelli Funds, LLC, an affiliate of the Adviser, was informed by the staff of the SEC that the staff may recommend to the Commission that an administrative remedy and a monetary penalty be sought from Gabelli Funds, LLC in connection with the actions of two of seven closed-end funds it manages relating to Section 19(a) and Rule 19a-1 of the 1940 Act. These provisions require registered investment companies to provide written statements to shareholders when a dividend is made from a source other than net investment income. While the two closed-end funds sent annual statements and provided other materials containing this information, the funds did not send written statements to shareholders with each distribution in 2002 and 2003. Gabelli Funds, LLC believes that all of the funds it advises are now in compliance. GAMCO Investors, Inc. believes that these matters would have no effect on the Funds nor any material adverse effect on the Adviser or its ability to manage the Funds.

9. INDEMNIFICATIONS. The Funds enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

THE WESTWOOD FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period:

                                                  OPERATING PERFORMANCE                    DISTRIBUTIONS TO SHAREHOLDERS
                                      --------------------------------------------   ----------------------------------------
                                                            NET
                                                         REALIZED
                          NET ASSET      NET                AND            TOTAL                      NET
                           VALUE,     INVESTMENT      UNREALIZED GAIN      FROM          NET        REALIZED
PERIOD ENDED              BEGINNING     INCOME           (LOSS) ON      INVESTMENT   INVESTMENT     GAIN ON         TOTAL
SEPTEMBER 30              OF PERIOD   (LOSS)(b)         INVESTMENTS     OPERATIONS     INCOME     INVESTMENTS   DISTRIBUTIONS
----------------------    ---------   ----------      ---------------   ----------   ----------   -----------   -------------
EQUITY FUND

CLASS AAA
2005                      $    9.32   $     0.07      $          1.79   $     1.86   $    (0.10)           --   $       (0.10)
2004                           7.99         0.08                 1.36         1.44        (0.11)           --           (0.11)
2003                           7.02         0.09                 0.96         1.05        (0.08)           --           (0.08)
2002                           8.32         0.07                (1.32)       (1.25)       (0.05)           --           (0.05)
2001                          11.12         0.04                (1.52)       (1.48)       (0.01)  $     (1.31)          (1.32)

CLASS A
2005                      $    9.28   $     0.06      $          1.75   $     1.81   $    (0.04)           --   $       (0.04)
2004                           7.97         0.05                 1.35         1.40        (0.09)           --           (0.09)
2003                           6.99         0.07                 0.97         1.04        (0.06)           --           (0.06)
2002                           8.29         0.05                (1.32)       (1.27)       (0.03)           --           (0.03)
2001                          11.10         0.02                (1.52)       (1.50)          --   $     (1.31)          (1.31)

CLASS B
2005                      $    9.21   $    (0.00)(c)  $          1.75   $     1.75           --            --              --
2004                           7.92         0.02                 1.34         1.36   $    (0.07)           --   $       (0.07)
2003                           6.97         0.04                 0.95         0.99        (0.04)           --           (0.04)
2002                           8.29         0.02                (1.32)       (1.30)       (0.02)           --           (0.02)
2001(d)                        9.65        (0.01)               (1.35)       (1.36)          --            --              --

CLASS C
2005                      $    9.24   $    (0.01)     $          1.77   $     1.76   $    (0.03)           --   $       (0.03)
2004                           7.89         0.01                 1.34         1.35           --            --              --
2003                           6.98         0.04                 0.96         1.00        (0.09)           --           (0.09)
2002                           8.28         0.01                (1.31)       (1.30)          --            --              --
2001(e)                       10.25        (0.01)               (1.96)       (1.97)          --            --              --

                                                                  RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                                                         --------------------------------------------------------------------
                                              NET                  NET ASSETS,
                                          ASSET VALUE,               END OF           NET                           PORTFOLIO
PERIOD ENDED              REDEMPTION         END OF       TOTAL      PERIOD       INVESTMENT        OPERATING       TURNOVER
SEPTEMBER 30                FEES(b)          PERIOD      RETURN+   (IN 000'S)    INCOME (LOSS)      EXPENSES(a)       RATE
----------------------    ----------      ------------   -------   -----------   -------------      ----------      ---------
EQUITY FUND

CLASS AAA
2005                      $    (0.00)(c)  $      11.08      20.0%  $   178,394            0.69%           1.51%            59%
2004                            0.00(c)           9.32      18.1       179,407            0.90            1.50             44
2003                              --              7.99      15.1       221,635            1.19            1.48             50
2002                              --              7.02     (15.1)      231,197            0.84            1.46             84
2001                              --              8.32     (14.9)      265,855            0.45            1.43             87

CLASS A
2005                      $    (0.00)(c)  $      11.05      19.6%  $     2,267            0.59%           1.76%            59%
2004                            0.00)(c)          9.28      17.7         3,328            0.61            1.75             44
2003                              --              7.97      15.0         2,923            0.94            1.73             50
2002                              --              6.99     (15.4)        1,808            0.59            1.71             84
2001                              --              8.29     (15.1)        2,096            0.20            1.68             87

CLASS B
2005                      $    (0.00)(c)  $      10.96      19.0%  $        30           (0.01)%          2.26%            59%
2004                            0.00(c)           9.21      17.2            38            0.21            2.25             44
2003                              --              7.92      14.3            74            0.44            2.23             50
2002                              --              6.97     (15.7)           53            0.09            2.21             84
2001(d)                           --              8.29     (14.1)           27           (0.30)(f)        2.18(f)          87

CLASS C
2005                      $    (0.00)(c)  $      10.97      19.1%  $       149           (0.06)%          2.26%            59%
2004                            0.00(c)           9.24      17.1           152            0.11            2.25             44
2003                              --              7.89      14.4           129            0.44            2.23             50
2002                              --              6.98     (15.7)           33            0.09            2.21             84
2001(e)                           --              8.28     (19.2)            4           (0.30)(f)        2.18(f)          87

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.

(a) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios would be 1.49% (Class AAA), 1.74% (Class A), and 2.24% (Class B and Class C) for the periods ended September 30, 2005 and 2004; 1.47% (Class AAA), 1.72% (Class A) and 2.22%
      (Class B and Class C) for 2003; 1.43% (Class AAA), 1.68% (Class A) and 2.18% (Class B and Class C) for 2002; and 1.42% (Class AAA), 1.67% (Class
      A) and 2.17% (Class B and Class C) for 2001.

(b)   Per share data is calculated using the average shares outstanding method.

(c)   Amount represents less than $0.005 per share.

(d) From March 27, 2001 through September 30, 2001, the period through which Class B Shares were continuously outstanding.

(e) From February 13, 2001 through September 30, 2001, the period through which Class C Shares were continuously outstanding.

(f)   Annualized.

                 See accompanying notes to financial statements.

THE WESTWOOD FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period:

                                                 OPERATING PERFORMANCE                      DISTRIBUTIONS TO SHAREHOLDERS
                                      --------------------------------------------   -------------------------------------------
                                                           NET
                                                        REALIZED
                          NET ASSET                        AND            TOTAL                       NET
                            VALUE,       NET         UNREALIZED GAIN       FROM         NET        REALIZED
PERIOD ENDED              BEGINNING   INVESTMENT        (LOSS) ON       INVESTMENT   INVESTMENT     GAIN ON            TOTAL
SEPTEMBER 30              OF PERIOD   INCOME(b)        INVESTMENTS      OPERATIONS     INCOME     INVESTMENTS      DISTRIBUTIONS
----------------------    ---------   ----------     ---------------    ----------   ----------   -----------      -------------
BALANCED FUND

CLASS AAA
2005                      $   11.47   $     0.20     $          1.26    $     1.46   $    (0.19)           --      $       (0.19)
2004                          10.51         0.21                0.97          1.18        (0.22)           --              (0.22)
2003                           9.65         0.21                0.87          1.08        (0.22)           --              (0.22)
2002                          10.40         0.24               (0.75)        (0.51)       (0.24)  $     (0.00)(c)          (0.24)
2001                          12.40         0.26               (0.90)        (0.64)       (0.26)        (1.10)             (1.36)

CLASS A
2005                      $   11.44   $     0.17     $          1.26    $     1.43   $    (0.13)           --      $       (0.13)
2004                          10.48         0.18                0.97          1.15        (0.19)           --              (0.19)
2003                           9.62         0.19                0.86          1.05        (0.19)           --              (0.19)
2002                          10.37         0.21               (0.75)        (0.54)       (0.21)  $     (0.00)(c)          (0.21)
2001                          12.36         0.23               (0.89)        (0.66)       (0.23)        (1.10)             (1.33)

CLASS B
2005                      $   11.43   $     0.11     $          1.26    $     1.37   $    (0.04)           --      $       (0.04)
2004                          10.48         0.13                0.96          1.09        (0.14)           --              (0.14)
2003                           9.63         0.14                0.86          1.00        (0.15)           --              (0.15)
2002                          10.40         0.17               (0.77)        (0.60)       (0.17)  $     (0.00)(c)          (0.17)
2001(d)                       11.35         0.08               (0.95)        (0.87)       (0.08)           --              (0.08)

CLASS C
2005                      $   11.45   $     0.11     $          1.26    $     1.37   $    (0.04)           --      $       (0.04)
2004                          10.49         0.13                0.97          1.10        (0.14)           --              (0.14)
2003                           9.62         0.14                0.87          1.01        (0.14)           --              (0.14)
2002                          10.40         0.19               (0.79)        (0.60)       (0.18)  $     (0.00)(c)          (0.18)
2001(e)                       10.17         0.00(c)             0.23          0.23           --            --                 --

                                                                   RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                                                         ---------------------------------------------------------------------
                                              NET                  NET ASSETS,
                                          ASSET VALUE,               END OF           NET                           PORTFOLIO
PERIOD ENDED              REDEMPTION         END OF       TOTAL      PERIOD       INVESTMENT        OPERATING       TURNOVER
SEPTEMBER 30               FEES(b)           PERIOD      RETURN+   (IN 000'S)       INCOME          EXPENSES(a)       RATE
----------------------    ----------      ------------   -------   -----------   -------------      ----------      ----------
BALANCED FUND

CLASS AAA
2005                      $     0.00(c)   $      12.74      12.8%  $   144,572            1.67%           1.25%             56%
2004                            0.00(c)          11.47      11.3       136,400            1.92            1.23              41
2003                              --             10.51      11.2       152,409            2.10            1.23              56
2002                              --              9.65      (5.1)      150,915            2.25            1.22              78
2001                              --             10.40      (5.8)      154,179            2.23            1.17              81

CLASS A
2005                      $     0.00(c)   $      12.74      12.6%  $     5,658            1.42%           1.50%             56%
2004                            0.00(c)          11.44      11.0         5,298            1.66            1.48              41
2003                              --             10.48      11.0         5,070            1.85            1.48              56
2002                              --              9.62      (5.4)        5,761            2.00            1.47              78
2001                              --             10.37      (6.0)        6,472            1.98            1.42              81

CLASS B
2005                      $     0.00(c)   $      12.76      12.0%  $       138            0.93%           2.00%             56%
2004                            0.00(c)          11.43      10.4           163            1.18            1.98              41
2003                              --             10.48      10.4           184            1.35            1.98              56
2002                              --              9.63      (5.9)          113            1.50            1.97              78
2001(d)                           --             10.40      (7.7)            2            1.48(f)         1.92(f)           81

CLASS C
2005                      $     0.00(c)   $      12.78      12.0%  $       982            0.92%           2.00%             56%
2004                            0.00(c)          11.45      10.5           846            1.19            1.98              41
2003                              --             10.49      10.5           456            1.35            1.98              56
2002                              --              9.62      (5.9)          284            1.50            1.97              78
2001(e)                           --             10.40       2.3             7            1.48(f)         1.92(f)           81

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.

(a) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios would be 1.22% (Class AAA), 1.47% (Class A) and 1.97% (Class B and Class C) for the periods ended September 30, 2005 and 2004; 1.20% (Class AAA), 1.45% (Class A) and 1.95%
      (Class B and Class C) for 2003; 1.17% (Class AAA), 1.42% (Class A) and 1.92% (Class B and Class C) for 2002; and 1.15% (Class AAA), 1.40% (Class
      A) and 1.90% (Class B and Class C) for 2001.

(b)   Per share data is calculated using the average shares outstanding method.

(c)   Amount represents less than $0.005 per share.

(d) From March 27, 2001 through September 30, 2001, the period through which Class B Shares were continuously outstanding.

(e) From September 25, 2001 through September 30, 2001, the period through which Class C Shares were continuously outstanding.

(f)   Annualized.

                 See accompanying notes to financial statements.

THE WESTWOOD FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period:

                                                OPERATING PERFORMANCE                  DISTRIBUTIONS TO SHAREHOLDERS
                                      -----------------------------------------   ----------------------------------------
                                                         NET
                                                       REALIZED
                          NET ASSET                      AND           TOTAL                       NET
                            VALUE,        NET      UNREALIZED GAIN      FROM          NET        REALIZED
PERIOD ENDED              BEGINNING   INVESTMENT      (LOSS) ON      INVESTMENT   INVESTMENT     GAIN ON         TOTAL
SEPTEMBER 30              OF PERIOD    INCOME(c)     INVESTMENTS     OPERATIONS     INCOME     INVESTMENTS   DISTRIBUTIONS
----------------------    ---------   ----------   ---------------   ----------   ----------   -----------   -------------
INTERMEDIATE BOND FUND

CLASS AAA
2005                      $   11.18   $     0.34   $         (0.16)  $     0.18   $    (0.34)  $     (0.09)  $       (0.43)
2004                          11.31         0.33             (0.12)        0.21        (0.33)        (0.01)          (0.34)
2003                          11.30         0.31                --         0.31        (0.30)           --           (0.30)
2002                          10.82         0.45              0.48         0.93        (0.45)           --           (0.45)
2001                          10.08         0.51              0.74         1.25        (0.51)           --           (0.51)

CLASS A
2005                      $   11.18   $     0.33   $         (0.16)  $     0.17   $    (0.33)  $     (0.09)  $       (0.42)
2004                          11.31         0.32             (0.12)        0.20        (0.32)        (0.01)          (0.33)
2003                          11.30         0.30              0.01         0.31        (0.30)           --           (0.30)
2002                          10.82         0.44              0.48         0.92        (0.44)           --           (0.44)
2001(d)                       10.55         0.09              0.27         0.36        (0.09)           --           (0.09)

CLASS B
2005                      $   11.18   $     0.26   $         (0.16)  $     0.10   $    (0.26)  $     (0.09)  $       (0.35)
2004                          11.30         0.25             (0.11)        0.14        (0.25)        (0.01)          (0.26)
2003                          11.29         0.23                --         0.23        (0.22)           --           (0.22)
2002                          10.82         0.37              0.47         0.84        (0.37)           --           (0.37)
2001(e)                       10.53         0.22              0.29         0.51        (0.22)           --           (0.22)

CLASS C(g)
2005                      $   11.17   $     0.27   $         (0.12)  $     0.15   $    (0.41)  $     (0.09)  $       (0.50)
2004                          11.30         0.25             (0.09)        0.16        (0.28)        (0.01)          (0.29)
2003                          11.29         0.22              0.01         0.23        (0.22)           --           (0.22)
2002(h)                       10.84         0.35              0.45         0.80        (0.35)           --           (0.35)

                                                                     RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                                                        ---------------------------------------------------------------------------
                                                                                              OPERATING      OPERATING
                                                                                               EXPENSES      EXPENSES
                                              NET                 NET ASSETS,                   NET OF        BEFORE
                                         ASSET VALUE,               END OF          NET        WAIVERS/      WAIVERS/     PORTFOLIO
PERIOD ENDED              REDEMPTION        END OF       TOTAL      PERIOD      INVESTMENT    REIMBURSE-    REIMBURSE-    TURNOVER
SEPTEMBER 30                FEES(c)         PERIOD      RETURN+   (IN 000'S)      INCOME       MENTS(a)      MENTS(b)       RATE
----------------------    ----------     ------------   -------   -----------   ----------    ----------    ----------    ---------
INTERMEDIATE BOND FUND

CLASS AAA
2005                      $    (0.00)(i) $      10.93       1.7%  $    10,272         3.10%         1.04%         1.79%          33%
2004                            0.00(i)         11.18       2.0         9,553         2.97          1.02          1.76           32
2003                              --            11.31       2.8        12,174         2.70          1.06          1.57           73
2002                              --            11.30       8.9        15,157         4.06          1.05          1.69           46
2001                              --            10.82      12.7         8,140         4.90          1.07          2.02           77

CLASS A
2005                      $    (0.00)(i) $      10.93       1.6%  $        58         3.00%         1.14%         1.88%          33%
2004                            0.00(i)         11.18       1.8            75         2.88          1.12          1.86           32
2003                              --            11.31       2.8           138         2.60          1.16          1.67           73
2002                              --            11.30       8.8            56         3.96          1.15          1.79           46
2001(d)                           --            10.82       3.4            93         4.80(f)       1.17(f)       2.12(f)        77

CLASS B
2005                      $    (0.00)(i) $      10.93       0.9%  $       381         2.34%         1.79%         2.53%          33%
2004                            0.00(i)         11.18       1.3           456         2.23          1.77          2.51           32
2003                              --            11.30       2.1           502         1.95          1.81          2.32           73
2002                              --            11.29       8.0           229         3.31          1.80          2.44           46
2001(e)                           --            10.82       4.9            23         4.15(f)       1.82(f)       2.77(f)        77

CLASS C(g)
2005                      $    (0.00)(i) $      10.82       1.4%  $       0.1         2.50%         1.79%         2.90%          33%
2004                            0.00(i)         11.17       1.5             0         2.21          1.77          2.51           32
2003                              --            11.30       2.1            46         1.95          1.81          2.32           73
2002(h)                           --            11.29       7.6            50         3.31(f)       1.80(f)       2.44(f)        46

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.

(a) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios for Class AAA, Class A, Class B, and Class C, would be 1.00%, 1.10%, 1.75% and 1.75%, respectively, for each period.

(b) During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.

(c)   Per share data is calculated using the average shares outstanding method.

(d) From July 26, 2001 through September 30, 2001, the period through which Class A Shares were continuously outstanding.

(e) From March 27, 2001 through September 30, 2001, the period through which Class B Shares were continuously outstanding.

(f)   Annualized.

(g) Class C Shares were outstanding for the periods March 21, 2001 through March 26, 2001 and July 18, 2001 through July 24, 2001. Financial Highlights are not presented for Class C Shares for these periods as the information is not considered meaningful.

(h) From October 22, 2001 through September 30, 2002, the period through which Class C Shares were continuously outstanding.

(i)   Amount represents less than $0.005 per share.

                 See accompanying notes to financial statements.

THE WESTWOOD FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period:

                                   OPERATING PERFORMANCE                   DISTRIBUTIONS TO SHAREHOLDERS
                           -------------------------------------   --------------------------------------------
                                            NET
                                        REALIZED AND                             IN EXCESS
               NET ASSET                 UNREALIZED       TOTAL        NET         OF NET
                VALUE,        NET           GAIN          FROM       REALIZED     REALIZED
PERIOD ENDED   BEGINNING   INVESTMENT    (LOSS) ON    INVESTMENT     GAIN ON      GAIN ON             TOTAL
SEPTEMBER 30   OF PERIOD    LOSS(c)      INVESTMENTS  OPERATIONS   INVESTMENTS   INVESTMENTS      DISTRIBUTIONS
------------   ---------   ----------   ------------  ----------   -----------   -----------      -------------
SMALLCAP EQUITY FUND

CLASS AAA
2005           $    9.08   $    (0.01)  $       2.22  $     2.21            --            --                 --
2004                8.18        (0.10)          1.00        0.90            --            --                 --
2003                7.49        (0.08)          0.77        0.69            --            --                 --
2002                8.86        (0.09)         (1.28)      (1.37)           --            --                 --
2001               22.10        (0.16)         (8.12)      (8.28)  $     (4.53)  $     (0.43)(e)  $       (4.96)

CLASS A
2005           $    9.07   $    (0.04)  $       2.22  $     2.18            --            --                 --
2004                8.18        (0.12)          1.01        0.89            --            --                 --
2003                7.51        (0.10)          0.77        0.67            --            --                 --
2002(g)             9.91        (0.09)         (2.31)      (2.40)           --            --                 --

CLASS B
2005           $    8.86   $    (0.08)  $       2.15  $     2.07            --            --                 --
2004                8.03        (0.17)          1.00        0.83            --            --                 --
2003                7.41        (0.13)          0.75        0.62            --            --                 --
2002                8.83        (0.16)         (1.26)      (1.42)           --            --                 --
2001(d)            10.41        (0.10)         (1.48)      (1.58)           --            --                 --

CLASS C
2005           $    8.99   $    (0.13)  $       2.01  $     1.88            --            --                 --
2004                8.15        (0.17)          1.01        0.84            --            --                 --
2003                7.47        (0.10)          0.78        0.68            --            --                 --
2002(g)             9.91        (0.11)         (2.33)      (2.44)           --            --                 --

                                                       RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                                         -------------------------------------------------------------------------------
                                                                                  OPERATING      OPERATING
                                 NET                    NET                       EXPENSES       EXPENSES
                                ASSET                 ASSETS,                      NET OF         BEFORE
                                VALUE,                END OF         NET          WAIVERS/       WAIVERS/      PORTFOLIO
PERIOD ENDED   REDEMPTION       END OF    TOTAL       PERIOD     INVESTMENT      REIMBURSE-     REIMBURSE-     TURNOVER
SEPTEMBER 30     FEES(c)        PERIOD   RETURN+    (IN 000'S)      LOSS          MENTS(a)       MENTS(b)        RATE
------------   ----------      -------   -------    ----------   ----------      ----------     ----------     ---------
SMALLCAP EQUITY FUND

CLASS AAA

2005           $    (0.00)(i)  $ 11.29      24.3%   $    8,702        (0.10)%          1.56%          2.37%          108%
2004                 0.00(i)      9.08      11.0(h)     12,106        (1.11)           1.51           2.12           260
2003                   --         8.18       9.2        15,721        (1.03)           1.53           1.99           329
2002                   --         7.49     (15.5)       16,212        (0.98)           1.56           1.76           202
2001                   --         8.86     (43.2)       21,768        (1.27)           1.59           1.74           184

CLASS A
2005           $    (0.00)(i)  $ 11.25      24.0%   $      131        (0.35)%          1.81%          2.69%          108%
2004                 0.00(i)      9.07      10.9(h)        140        (1.31)           1.76           2.37           260
2003                   --         8.18       8.9           112        (1.28)           1.78           2.24           329
2002(g)                --         7.51     (24.2)           71        (1.23)(f)        1.80(f)        2.01(f)        202

CLASS B
2005           $    (0.00)(i)  $ 10.93      23.4%   $       10        (0.81)%          2.31%          3.17%          108%
2004                 0.00(i)      8.86      10.3(h)         20        (1.93)           2.26           2.87           260
2003                   --         8.03       8.4            65        (1.78)           2.28           2.74           329
2002                   --         7.41     (16.1)           31        (1.73)           2.30           2.51           202
2001(d)                --         8.83     (15.2)           31        (2.02)(f)        2.34(f)        2.49(f)        184

CLASS C
2005           $    (0.00)(i)  $ 10.87      20.9%   $      0.1        (1.40)%          2.31%          2.73%          108%
2004                 0.00(i)      8.99      10.3(h)       10.0        (1.98)           2.26           2.87           260
2003                   --         8.15       9.1         111.0        (1.78)           2.28           2.74           329
2002(g)                --         7.47     (24.6)          0.1        (1.73)(f)        2.30(f)        2.51(f)        202

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.

(a) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios for Class AAA, Class A, Class B, and Class C would be 1.50%, 1.75%, 2.25% and 2.25%, respectively, for each period.

(b) During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.

(c)   Per share data is calculated using the average shares outstanding method.

(d) From March 27, 2001 through September 30, 2001, the period through which Class B Shares were continuously outstanding.

(e)   Return of Capital.

(f)   Annualized.

(g) From November 26, 2001 through September 30, 2002, the period through which Class A Shares and Class C Shares were continuously outstanding.

(h) Total return excluding the effect of the reimbursement from the Fund's Adviser of $51,180 for the year ended September 30, 2004 was 10.6%, 10.5%, 10.0% and 9.9% for Class AAA, Class A, Class B and Class C, respectively. The Adviser fully reimbursed the Fund for a loss on a transaction exceeding the Fund's investment restrictions, which otherwise would have reduced total return by 0.4%, 0.4%, 0.3% and 0.4% for Class AAA, Class A, Class B and Class C, respectively.

(i)   Amount represents less than $0.005 per share.

                 See accompanying notes to financial statements.

THE WESTWOOD FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period:

                                                OPERATING PERFORMANCE                  DISTRIBUTIONS TO SHAREHOLDERS
                                      ----------------------------------------   ----------------------------------------
                                                          NET
                                                     REALIZED AND
                          NET ASSET       NET         UNREALIZED       TOTAL                      NET
                            VALUE,    INVESTMENT         GAIN          FROM          NET        REALIZED
PERIOD ENDED              BEGINNING     INCOME         (LOSS) ON    INVESTMENT   INVESTMENT     GAIN ON         TOTAL
SEPTEMBER 30              OF PERIOD    (LOSS)(d)      INVESTMENTS   OPERATIONS     INCOME     INVESTMENTS   DISTRIBUTIONS
----------------------    ---------   ----------     ------------   ----------   ----------   -----------   -------------
INCOME FUND

CLASS AAA
2005                      $   14.12   $     0.28     $       3.12   $     3.40   $    (0.27)  $     (0.73)  $       (1.00)
2004                          11.87         0.33             2.30         2.63        (0.33)        (0.05)          (0.38)
2003                          10.03         0.38             1.85         2.23        (0.39)           --           (0.39)
2002                           9.76         0.43             0.31         0.74        (0.47)           --           (0.47)
2001                           9.10         0.40             0.62         1.02        (0.36)           --           (0.36)

CLASS A
2005                      $   14.33   $     0.29     $       3.13   $     3.42   $    (0.26)  $     (0.73)  $       (0.99)
2004                          12.00         0.51             2.12         2.63        (0.26)        (0.04)          (0.30)
2003                          10.04         0.38             1.85         2.23        (0.27)           --           (0.27)
2002                           9.76         0.41             0.30         0.71        (0.43)           --           (0.43)
2001(e)                        9.24         0.02             0.70         0.72        (0.20)           --           (0.20)

CLASS B
2005                      $   14.33   $     0.18     $       3.16   $     3.34   $    (0.08)  $     (0.73)  $       (0.81)
2004                          12.04         0.25             2.35         2.60        (0.27)        (0.04)          (0.31)
2003                          10.07         0.27             1.91         2.18        (0.21)           --           (0.21)
2002(f)                        9.90         0.36             0.22         0.58        (0.41)           --           (0.41)

CLASS C
2005                      $   14.66   $     0.25     $       3.17   $     3.42   $    (0.09)  $     (0.73)  $       (0.82)
2004                          12.32         0.24             2.41         2.65        (0.27)        (0.04)          (0.31)
2003                          10.26         0.32             1.99         2.31        (0.25)           --           (0.25)
2002(f)                        9.90         0.09             0.49         0.58        (0.22)           --           (0.22)

                                                                   RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                                                      ----------------------------------------------------------------------------
                                                                                            OPERATING      OPERATING
                                             NET                    NET                      EXPENSES       EXPENSES
                                            ASSET                 ASSETS,        NET          NET OF         BEFORE
                                           VALUE,                 END OF     INVESTMENT      WAIVERS/       WAIVERS/     PORTFOLIO
PERIOD ENDED              REDEMPTION       END OF      TOTAL      PERIOD       INCOME       REIMBURSE-     REIMBURSE-     TURNOVER
SEPTEMBER 30                FEES(d)        PERIOD     RETURN+   (IN 000'S)     (LOSS)        MENTS(a)       MENTS(b)       RATE
----------------------    ----------     ----------   -------   ----------   ----------     ----------     ----------    ---------
INCOME FUND

CLASS AAA
2005                      $     0.01     $    16.53      24.9%  $   16,182         1.83%          1.62%          2.40%          58%
2004                            0.00(g)       14.12      22.5       16,472         2.51           1.54           1.85           28
2003                              --          11.87      22.8       13,923         3.70           1.56           2.05           33
2002                              --          10.03       7.5        9,122         4.42           1.59           2.61           47
2001                              --           9.76      11.4        3,526         4.27           1.64           4.51           64

CLASS A
2005                      $     0.00(g)  $    16.76      24.6%  $       93         1.87%          1.87%          3.03%          58%
2004                            0.00(g)       14.33      22.2            5         3.96           1.79           2.10           28
2003                              --          12.00      22.6           10         3.45           1.81           2.30           33
2002                              --          10.04       7.2            3         4.17           1.84           2.86           47
2001(e)                           --           9.76       7.8            3         4.02(c)        1.90(c)        4.77(c)        64

CLASS B
2005                      $     0.00(g)  $    16.86      23.9%  $        2         1.14%          2.37%          3.18%          58%
2004                            0.00(g)       14.33      21.8            2         1.86           2.29           2.60           28
2003                              --          12.04      22.0            2         2.95           2.31           2.80           33
2002(f)                           --          10.07       5.8           10         3.67(c)        2.34(c)        3.36(c)        47

CLASS C
2005                      $     0.00(g)  $    17.26      23.9%  $       16         1.56%          2.37%          3.41%          58%
2004                            0.00(g)       14.66      21.7            5         1.79           2.29           2.60           28
2003                              --          12.32      22.8            4         2.95           2.31           2.80           33
2002(f)                           --          10.26       5.8          0.1         3.67(c)        2.34(c)        3.36(c)        47

---------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.

(a) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios for Class AAA, Class A, Class B and Class C would be 1.50%, 1.75%, 2.25% and 2.25%, respectively, for each period.

(b) During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.

(c)   Annualized.

(d)   Per share data is calculated using the average shares outstanding method.

(e) From May 9, 2001 through September 30, 2001, the period through which Class A Shares were continuously outstanding.

(f) From November 26, 2001 through September 30, 2002, the period through which Class B and C Shares were continuously outstanding.

(g)   Amount represents less than $0.005 per share.

                 See accompanying notes to financial statements.

THE WESTWOOD FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period:

                                               OPERATING PERFORMANCE                  DISTRIBUTIONS TO SHAREHOLDERS
                                      ----------------------------------------   ----------------------------------------
                                                          NET
                                                      REALIZED AND
                          NET ASSET      NET           UNREALIZED      TOTAL                      NET
                            VALUE,    INVESTMENT          GAIN         FROM         NET        REALIZED
     PERIOD ENDED         BEGINNING     INCOME         (LOSS) ON    INVESTMENT   INVESTMENT     GAIN ON         TOTAL
     SEPTEMBER 30         OF PERIOD   (LOSS)(e)       INVESTMENTS   OPERATIONS     INCOME     INVESTMENTS   DISTRIBUTIONS
----------------------    ---------   ----------      ------------  ----------   ----------   -----------   -------------
MIGHTY MITES(SM) FUND

CLASS AAA
2005                      $   15.07   $    (0.02)     $       2.97  $     2.95           --   $     (1.29)  $       (1.29)
2004                          13.42        (0.03)             1.84        1.81           --         (0.16)          (0.16)
2003                          11.29        (0.03)             2.25        2.22   $    (0.04)        (0.05)          (0.09)
2002                          10.99         0.03              0.37        0.40        (0.10)           --           (0.10)
2001                          14.00         0.12             (0.59)      (0.47)       (0.08)        (2.46)          (2.54)

CLASS A
2005                      $   15.08   $    (0.06)     $       2.97  $     2.91           --   $     (1.29)  $       (1.29)
2004                          13.46        (0.06)             1.84        1.78           --         (0.16)          (0.16)
2003                          11.36        (0.05)             2.26        2.21   $    (0.06)        (0.05)          (0.11)
2002(h)                       10.97        (0.01)             0.40        0.39           --            --              --
2001                          14.00         0.09             (0.59)      (0.50)       (0.07)        (2.46)          (2.53)

CLASS B
2005                      $   14.82   $    (0.14)     $       2.92  $     2.78           --   $     (1.29)  $       (1.29)
2004                          13.30        (0.14)             1.82        1.68           --         (0.16)          (0.16)
2003                          11.24        (0.11)             2.22        2.11           --         (0.05)          (0.05)
2002                          10.96        (0.02)             0.34        0.32   $    (0.04)           --           (0.04)
2001(f)                       11.92         0.00(d)          (0.96)      (0.96)          --            --              --

CLASS C
2005                      $   14.77   $    (0.14)     $       2.90  $     2.76           --   $     (1.29)  $       (1.29)
2004                          13.25         0.02              1.66        1.68           --         (0.16)          (0.16)
2003                          11.19        (0.12)             2.23        2.11           --         (0.05)          (0.05)
2002                          10.98        (0.06)             0.37        0.31   $    (0.10)           --           (0.10)
2001(g)                       12.25         0.00(d)          (1.27)      (1.27)          --            --              --

                                                                    RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                                                     -------------------------------------------------------------------------------
                                                                                              OPERATING     OPERATING
                                           NET                     NET                        EXPENSES       EXPENSES
                                          ASSET                  ASSETS,         NET           NET OF         BEFORE
                                          VALUE,                 END OF      INVESTMENT       WAIVERS/       WAIVERS/     PORTFOLIO
     PERIOD ENDED       REDEMPTION        END OF      TOTAL      PERIOD        INCOME        REIMBURSE-     REIMBURSE-     TURNOVER
     SEPTEMBER 30        FEES(e)          PERIOD     RETURN+   (IN 000'S)      (LOSS)         MENTS(a)       MENTS(b)       RATE
----------------------  ----------     ------------  -------   -----------  ------------     ----------     ----------    ---------
MIGHTY MITES (SM) FUND

CLASS AAA
2005                    $     0.00(d)  $      16.73     20.4%  $    46,497         (0.13)%         1.50%          1.74%           9%
2004                          0.00(d)         15.07     13.6        50,805         (0.20)          1.50           1.66           36
2003                            --            13.42     19.8        51,138         (0.21)          1.50           1.66           14
2002                            --            11.29      3.6        31,103          0.27           1.50           1.78           18
2001                            --            10.99     (2.8)       17,404          0.98           1.52           2.20           66

CLASS A
2005                    $     0.00(d)  $      16.70     20.1%  $        41         (0.41)%         1.75%          2.00%           9%
2004                          0.00(d)         15.08     13.3            39         (0.42)          1.75           1.91           36
2003                            --            13.46     19.7            33         (0.46)          1.75           1.91           14
2002(h)                         --            11.36      3.6             1          0.02           1.75           2.03           18
2001                            --            10.97     (3.1)           47          0.73           1.77           2.45           66

CLASS B
2005                    $     0.00(d)  $      16.31     19.6%  $       433         (0.89)%         2.25%          2.49%           9%
2004                          0.00(d)         14.82     12.7           400         (0.95)          2.25           2.41           36
2003                            --            13.30     18.9           517         (0.96)          2.25           2.41           14
2002                            --            11.24      2.9             4         (0.48)          2.25           2.53           18
2001(f)                         --            10.96     (8.1)            4          0.23(c)        2.27(c)        2.95(c)        66

CLASS C
2005                    $     0.00(d)  $      16.24     19.5%  $       327         (0.91)%         2.25%          2.49%           9%
2004                          0.00(d)         14.77     12.7           308         (0.89)          2.25           2.41           36
2003                            --            13.25     19.0            99         (0.96)          2.25           2.41           14
2002                            --            11.19      2.8            59         (0.48)          2.25           2.53           18
2001(g)                         --            10.98    (10.4)           19          0.23(c)        2.27(c)        2.95(c)        66

-----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.

(a) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios for Class AAA, Class A, Class B, and Class C would be 1.50%, 1.75%, 2.25% and 2.25%, respectively, for fiscal years ended September 30, 2001, 2002 and 2003.

(b) During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.

(c)   Annualized.

(d)   Amount represents less than $0.005 per share.

(e)   Per share data is calculated using the average shares outstanding method.

(f) From June 6, 2001 through September 30, 2001, the period through which Class B Shares were continuously outstanding.

(g) From August 3, 2001 through September 30, 2001, the period through which Class C Shares were continuously outstanding.

(h) From November 26, 2001 through September 30, 2002, the period through which Class A Shares were continuously outstanding. From October 1, 2001 through November 25, 2001, no Class A Shares were outstanding.

                 See accompanying notes to financial statements.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of The Westwood Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Westwood Equity Fund, Westwood Balanced Fund, Westwood Intermediate Bond Fund, Westwood SmallCap Equity Fund, Westwood Income Fund, and Westwood Mighty Mites(SM) Fund (constituting The Westwood Funds, formerly the Gabelli Westwood Funds, hereafter referred to as the "Funds") at September 30, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
NEW YORK, NY
NOVEMBER 18, 2005

--------------------------------------------------------------------------------
                   2005 TAX NOTICE TO SHAREHOLDERS (UNAUDITED)

U.S. GOVERNMENT INCOME:

The percentage of the ordinary income dividend paid by the Equity Fund, Balanced Fund, Intermediate Bond Fund, SmallCap Equity Fund, Income Fund and Mighty Mites(SM) Fund (collectively, the "Funds") during fiscal 2005 which was derived from U.S. Treasury securities was 0.45%, 32.75%, 17.43%, 0%, 0.11% and 0%, respectively. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Funds did not meet this strict requirement in 2005. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor for the applicability of the information provided as to your specific situation.

WESTWOOD EQUITY FUND; WESTWOOD INCOME FUND

100% and 94% of the ordinary income dividend qualifies for the dividend received deduction available to corporations and 100% and 23.37% of the ordinary income distribution was qualified dividend income for the Equity Fund and Income Fund, respectively. The Income Fund paid to shareholders, on December 20, 2004, a long-term capital gain totaling $0.73 per share.

WESTWOOD BALANCED FUND

34.08% of the ordinary  income  dividend  qualifies  for the  dividend  received
deduction   available  to  corporations   and  35.21%  of  the  ordinary  income
distribution was qualified dividend income.

WESTWOOD INTERMEDIATE BOND FUND

None of the ordinary income dividend qualifies for the dividend received deduction available to corporations and none of the ordinary income distribution was qualified dividend income. The Fund paid to shareholders, on December 20, 2004, a long-term capital gain totaling $0.0907 per share.

MIGHTY MITES(SM) FUND

74.54% of the ordinary income dividend qualifies for the dividend received deduction available to corporations. The Fund paid to shareholders, on December 20, 2004, a long-term capital gain totaling $0.85 per share.

QUALIFIED DIVIDEND INCOME

An estimate of qualified dividend income of $3,952,598, $2,043,145 and $132,899 was received by the Equity Fund, Balanced Fund and Income Fund, respectively, through September 30, 2005 that qualifies for a reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.
--------------------------------------------------------------------------------

                               THE WESTWOOD FUNDS

   BOARD CONSIDERATION AND RE-APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENT
                                   (UNAUDITED)

In determining whether to approve the continuance of each of the Agreements, the Board considered the following information in the recent semiannual period:

1) THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER AND THE SUB-ADVISER.

The Board reviewed in detail the nature and extent of the services provided by the Adviser and the Sub-Adviser under the Agreements and the quality of those services over the past year. The Board noted that these services included managing the investment program of the Funds, including the purchase and sale of portfolio securities, as well as the provision of general corporate services. The Board considered that the Adviser also provided, at its expense, office facilities for use by the Funds and supervisory personnel responsible for supervising the performance of administrative, accounting and related services including, for each Fund, net asset value determinations, yield calculations and monitoring to assure compliance with stated investment policies and restrictions under the 1940 Act and related securities regulations. The Board noted that, in addition to managing the investment program for the Funds, the Adviser provided certain non-advisory and compliance services, including services under the Funds' Rule 38a-1 compliance program. The Board also considered that the Adviser and Sub-Adviser paid for all compensation of officers and Trustees of the Funds that were affiliated with the Adviser or Sub-Adviser and that the Adviser further provided a substantial level of services to shareholders of the Funds who had invested through various programs offered by third party financial intermediaries ("Participating Organizations"). The Board evaluated these factors based on its direct experience with the Adviser and Sub-Adviser and in consultation with Fund counsel. The Board noted that the Adviser had engaged, at its expense, PFPC, Inc. to assist it in performing certain of its administrative functions. The Board concluded that the nature and extent of the services provided was reasonable and appropriate in relation to the advisory fee, that the level of services provided by the Adviser, either directly or through PFPC, Inc, and by the Sub-Adviser, had not diminished over the past year and that the quality of service continued to be high. The Board reviewed the personnel responsible for providing services to the Funds and concluded, based on their experience and interaction with the Adviser and Sub-Adviser, that (i) the Adviser and Sub-Adviser were able to retain quality personnel, (ii) the Adviser, Sub-Adviser and their agents exhibited a high level of diligence and attention to detail in carrying out their advisory and administrative responsibilities under the Agreements, (iii) the Adviser and Sub-Adviser were responsive to requests of the Board, (iv) the scope and depth of the Adviser's and Sub-Adviser's resources were adequate, and (v) the Adviser and Sub-Adviser had kept the Board apprised of developments relating to each Fund and the industry in general. The Board also focused on the Adviser's reputation and long-standing relationship with the Funds. The Board also believed that the Adviser had devoted substantial resources and made substantial commitments to address new regulatory compliance requirements applicable to the Funds.

2) THE PERFORMANCE OF THE FUNDS, THE ADVISER AND THE SUB-ADVISER.

The Board reviewed the investment performance of each Fund, on an absolute basis, as compared to its Lipper peer group of other SEC registered funds, and against each Fund's broad-based securities market benchmarks as reflected in each Fund's prospectus and annual report. The Board also considered rankings and ratings of the Funds issued by Lipper over the short, intermediate and long term. The Board considered each Fund's one, three, five and, where available, ten year average annual total return for the periods ended 06/30/05, but placed greater emphasis on a Fund's longer term performance. The peer groups considered by the Board were developed by the Adviser from information supplied by Lipper and were comprised of funds of comparable size within the same Lipper peer group category (the "Peer Group"). Each Fund's performance against the Peer Group was considered by the Board as providing an objective comparative benchmark against which the Fund's performance could be assessed. The Board considered these comparisons as helpful in their assessment as to whether the Adviser was obtaining for the Funds' shareholders the total return performance that was available in the marketplace, given each Fund's investment objectives, strategies, limitations, and restrictions. In connection with its assessment of the performance of the Adviser and the Sub-Adviser, the Board considered the Adviser's and Sub-Adviser's financial condition and whether they had the resources necessary to continue to carry out their functions under the Agreements. The Board concluded that the Adviser and Sub-Adviser had the financial resources necessary to continue to perform their obligations under the Agreements and to continue to provide the high quality services that it has provided to the Funds to date.

3) THE COST OF THE ADVISORY SERVICES AND THE PROFITS TO THE ADVISER AND ITS AFFILIATES FROM THE RELATIONSHIP WITH THE FUNDS.

In connection with the Board's consideration of the Agreements, the Board considered a number of factors. First, the Board compared the level of the advisory fee for each Fund against the advisory fee charged by funds in the Peer Group. The Board also considered comparative non-management fee expenses and comparative total fund expenses of the Funds and each Peer Group. The Board considered this information as useful in assessing whether the Adviser and Sub-Adviser were providing services at a cost that was competitive with other similar funds. In assessing this information, the Board considered both the comparative contract rates as well as the level of the advisory fees after waivers and/or reimbursements. The Board noted that four of the Funds operated pursuant to a Waiver and Expense Reimbursement Agreement with the Adviser wherein the Adviser had agreed to waive a portion of its fee or reimburse a Fund for a portion of its expenses necessary to limit the Fund's total operating expenses to the level set forth in the Fund's prospectus. The Board considered that the Waiver and Expense Reimbursement Agreement would not be extended for the Mighty Mites(SM) Fund and noted that both the advisory fees and the operating expenses of the Funds were within the range of fees charged by the Peer Group.

The Trustees also reviewed the fees charged by the Adviser and Sub-Adviser to provide similar advisory services to other registered investment companies with similar investment objectives and to separate accounts, noting that in some cases the fees charged by the Adviser or Sub-Adviser were higher and in other cases lower, than the fees charged to the Funds. In evaluating this information, the Board considered the difference in services provided by the Adviser and Sub-Adviser to these other accounts. In particular, the Board considered the differences in risks involved in managing separate accounts and the Funds from a compliance and regulatory perspective.

The Board also considered an analysis prepared by the Adviser of the estimated profitability to the Adviser of its relationship with the Fund and reviewed with the Adviser its cost allocation methodology in connection with its profitability. In this regard, the Board reviewed Pro-forma Income Statements of the Adviser for the year ended December 31, 2004. The Board considered one analysis for the Adviser as a whole, and a second analysis for the Adviser with respect to each of the Funds. With respect to the Fund analysis, the Board received an analysis based on each Fund's average net assets during the period as well as a pro-forma analysis of profitability at higher asset levels. The Board concluded that the profitability of the Funds to the Adviser under either analysis was not excessive.

4) THE EXTENT TO WHICH ECONOMIES OF SCALE WILL BE REALIZED AS THE FUNDS GROW AND WHETHER FEE LEVELS REFLECT THOSE ECONOMIES OF SCALE.

With respect to the Board's consideration of economies of scale, the Board discussed with the Adviser whether economies would be realized by it in its management of the Funds at higher asset levels. The Board also reviewed data from the Peer Group to assess whether the Peer Group funds had advisory fee breakpoints and, if so, at what asset levels. The Board also assessed whether certain of the Adviser's costs would increase if asset levels rise. The Board concluded that under foreseeable conditions, they were unable to assess at this time whether economies of scale would be realized if the Funds were to experience significant asset growth. In the event there were to be significant asset growth in the Funds, the Board determined to reassess whether the advisory fee appropriately took into account any economies of scale that had been realized as a result of that growth.

5) OTHER FACTORS.

In addition to the above factors, the Board also discussed other benefits received by the Adviser and Sub-Adviser from their management of the Funds, including the use of soft-dollars by the Sub-Adviser. The Board considered that the Adviser did not use soft dollars in connection with its management of the Fund.

Based on a consideration of all these factors in their totality, the Board of Trustees, including all of the disinterested Trustees, determined that each Fund's advisory fee and, except with respect to the Mighty Mites(SM) Fund, sub-advisory agreement was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. The Board based its decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

THE WESTWOOD FUNDS
ADDITIONAL FUND INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below. The Trust's Statement of Additional Information includes additional information about The Westwood Funds' Trustees and is available, without charge, upon request, by calling 1-800-GABELLI (1-800-422-3554) or by writing to The Westwood Funds at One Corporate Center, Rye, NY 10580-1422.

                               TERM OF         NUMBER OF
   NAME, POSITION(S)         OFFICE AND      FUNDS IN FUND
      ADDRESS(1)             LENGTH OF     COMPLEX OVERSEEN        PRINCIPAL OCCUPATION(S)                OTHER DIRECTORSHIPS
       AND AGE             TIME SERVED(2)     BY TRUSTEE           DURING PAST FIVE YEARS                  HELD  BY TRUSTEE(3)
------------------------   --------------  ----------------  -----------------------------------  ----------------------------------
INTERESTED TRUSTEES(4):
KARL OTTO POHL(5)            Since 1994          35          Member of the Shareholder Committee  Director of GAMCO Investors, Inc.
Trustee                                                      of Sal Oppenheim Jr. & Cie (private  (investment management);
Age: 75                                                      investment bank); Former President   Chairman, InCentive Capital and
                                                             of the Deutsche Bundesbank and       InCentive Asset Management
                                                             Chairman of its Central Bank         (Zurich); Director at Sal
                                                             Council (1980-1991)                  Oppenheim Jr. & Cie, Zurich
NON-INTERESTED TRUSTEES:
ANTHONY J. COLAVITA          Since 1994          37          Partner  in the law firm of Anthony                 --
Trustee                                                      J. Colavita, P.C.
Age: 69

JAMES P. CONN                Since 1994          14          Former Managing Director and Chief   Director of LaQuinta Corp.
Trustee                                                      Investment Officer of Financial      (hotels) and First Republic Bank
Age: 67                                                      Security Assurance Holdings Ltd.
                                                             (1992-1998)

WERNER J. ROEDER, M.D.       Since 1994          26          Medical Director of Lawrence                        --
Trustee                                                      Hospital and practicing private
Age: 65                                                      physician

SALVATORE J. ZIZZA           Since 2004          25          Chairman, Hallmark Electrical        Director of Hollis Eden
Trustee                                                      Supplies Corp.                       Pharmaceuticals; Director of Earl
Age: 59                                                                                           Scheib, Inc. (automotive
                                                                                                  services)

OFFICERS:
BRUCE N. ALPERT              Since 1994          --          Director and President of Gabelli                   --
President                                                    Advisers, Inc. Executive Vice
and Treasurer                                                President and Chief Operating
Age: 53                                                      Officer of Gabelli Funds, LLC since
                                                             1988 and an officer of all of the
                                                             registered investment companies in
                                                             the Gabelli Fund complex.

JAMES E. MCKEE               Since 1995          --          Vice President, General Counsel and                 --
Secretary                                                    Secretary of GAMCO Investors, Inc.
Age: 42                                                      since 1999 and GAMCO Asset
                                                             Management Inc. since 1993;
                                                             Secretary of all of the registered
                                                             investment companies advised by
                                                             Gabelli Advisers, Inc. and Gabelli
                                                             Funds, LLC

PETER D. GOLDSTEIN           Since 2004          --          Director of Regulatory Affairs for                  --
Chief Compliance Officer                                     GAMCO Investors, Inc. since 2004;
Age: 52                                                      Chief Compliance Officer of all of
                                                             the registered investment companies
                                                             in the Gabelli Fund complex; Vice
                                                             President of Goldman Sachs Asset
                                                             Management (2000-2004); Deputy
                                                             General Counsel of GAMCO Investors,
                                                             Inc. (1998-2000)

----------
(1)   Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

(2)   Each Trustee will hold office for an indefinite term until the earliest of
      (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Company's Amended By-Laws and Amended and Restated Declaration of Trust.

(3) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.

(4) "Interested person" of the Company as defined in the Investment Company Act of 1940. Mr. Otto Pohl is considered an "interested person" because of his affiliation with the parent company of the Funds' investment adviser.

(5) Effective November 15, 2005, Mr. Pohl resigned from the Board of Trustees and now serves as Trustee Emeritus.

--------------------------------------------------------------------------------
WESTWOOD FUNDS AND YOUR PERSONAL PRIVACY
--------------------------------------------------------------------------------

WHO ARE WE?

The Westwood Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Advisers, Inc., which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A WESTWOOD FUNDS CUSTOMER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             GABELLI FAMILY OF FUNDS
--------------------------------------------------------------------------------

VALUE __________________________________________________________________________

GABELLI ASSET FUND

Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (MULTICLASS)

                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND

Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund's objective is to identify a catalyst or sequence of events that will return the company to a higher value. (MULTICLASS)

                                          PORTFOLIO MANAGER: BARBARA MARCIN, CFA

WESTWOOD EQUITY FUND

Seeks to invest primarily in the common stock of well-seasoned companies that have recently reported positive earnings surprises and are trading below Westwood's proprietary growth rate estimates. The Fund's primary objective is capital appreciation. (MULTICLASS)

                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

FOCUSED VALUE __________________________________________________________________

GABELLI VALUE FUND

Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)

                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

SMALL CAP VALUE ________________________________________________________________

GABELLI SMALL CAP FUND

Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $1 billion) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (MULTICLASS)

                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

WESTWOOD SMALLCAP EQUITY FUND

Seeks to invest primarily in smaller capitalization equity securities - market caps of $2.5 billion or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)

                                                                    TEAM MANAGED

GABELLI WOODLAND SMALL CAP VALUE FUND

Seeks to invest primarily in the common stocks of smaller companies (market capitalizations less than $1.5 billion) believed to be undervalued with shareholder oriented management teams that are employing strategies to grow the company's value. The Fund's primary objective is capital appreciation. (MULTICLASS)

                                      PORTFOLIO MANAGER: ELIZABETH M. LILLY, CFA

GROWTH _________________________________________________________________________

GABELLI GROWTH FUND

Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (MULTICLASS)

                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI INTERNATIONAL GROWTH FUND

Seeks to invest in the equity  securities  of  foreign  issuers  with  long-term
capital   appreciation    potential.    The   Fund   offers   investors   global
diversification. (MULTICLASS)

                                                 PORTFOLIO MANAGER: CAESAR BRYAN

AGGRESSIVE GROWTH ______________________________________________________________

GABELLI GLOBAL GROWTH FUND

Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary objective is capital appreciation. (MULTICLASS)

                                                                    TEAM MANAGED

MICRO-CAP ______________________________________________________________________

WESTWOOD MIGHTY MITES(SM) FUND

Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)

                                                                    TEAM MANAGED

EQUITY INCOME __________________________________________________________________

GABELLI EQUITY INCOME FUND

Seeks to invest primarily in equity securities with above market average yields. The Fund pays monthly dividends and seeks a high level of total return with an emphasis on income. (MULTICLASS)

                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

WESTWOOD BALANCED FUND

Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (MULTICLASS)

                                           CO-PORTFOLIO MANAGERS: SUSAN M. BYRNE
                                                               MARK FREEMAN, CFA

WESTWOOD INCOME FUND

Seeks to  provide a high level of current  income as well as  long-term  capital
appreciation  by  investing  in  income   producing   equity  and  fixed  income
securities. (MULTICLASS)

                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

SPECIALTY EQUITY _______________________________________________________________

GABELLI GLOBAL CONVERTIBLE SECURITIES FUND

Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (MULTICLASS)

                                                                    TEAM MANAGED

GABELLI GLOBAL OPPORTUNITY FUND

Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation. (MULTICLASS)

                                                                    TEAM MANAGED

SECTOR _________________________________________________________________________

GABELLI GLOBAL TELECOMMUNICATIONS FUND

Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (MULTICLASS)

                                                                    TEAM MANAGED

GABELLI GOLD FUND

Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (MULTICLASS)

                                                 PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI UTILITIES FUND

Seeks to provide a high level of total return through a combination of capital appreciation and current income. (MULTICLASS)

                                                                    TEAM MANAGED

MERGER AND ARBITRAGE ___________________________________________________________

GABELLI ABC FUND

Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)

                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

CONTRARIAN _____________________________________________________________________

GABELLI MATHERS FUND

Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)

                                        PORTFOLIO MANAGER: HENRY VAN DER EB, CFA

COMSTOCK CAPITAL VALUE FUND

Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective. (MULTICLASS)

                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND

The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)

                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

QUANTITATIVE ___________________________________________________________________

NED DAVIS RESEARCH ASSET ALLOCATION FUND

Seeks to achieve returns greater then the weighted composite benchmark consisting of 60% in the S&P 500 Index and 40% in the Lehman Long Term U.S. Government Bond Index through a flexible asset allocation strategy. The Fund's primary objective is capital appreciation. (MULTICLASS)

                                                                    TEAM MANAGED

FIXED INCOME ___________________________________________________________________

WESTWOOD INTERMEDIATE BOND FUND

Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (MULTICLASS)

                                            PORTFOLIO MANAGER: MARK FREEMAN, CFA

CASH MANAGEMENT-MONEY MARKET ___________________________________________________

GABELLI U.S. TREASURY MONEY MARKET FUND

Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)

                                             PORTFOLIO MANAGER: JUDITH A. RANERI

AN INVESTMENT IN THE ABOVE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE GLOBAL FUNDS INVEST IN FOREIGN SECURITIES WHICH INVOLVE RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS.

TO RECEIVE A PROSPECTUS, CALL 800-GABELLI (422-3554). INVESTORS SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES OF THE FUND CAREFULLY
 BEFORE INVESTING. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION ABOUT THIS
        AND OTHER MATTERS AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

                               THE WESTWOOD FUNDS
                               ==================

                              One Corporate Center
                            Rye, New York 10580-1422
                        GENERAL AND ACCOUNT INFORMATION:
                           800-GABELLI [800-422-3554]
                                fax: 914-921-5118
                            website: www.gabelli.com
                            e-mail: info@gabelli.com

                                Board of Trustees

KARL OTTO POHL                                WERNER J. ROEDER, MD
FORMER PRESIDENT                              MEDICAL DIRECTOR
DEUTCHE BUNDESBANK                            LAWRENCE HOSPITAL

ANTHONY J. COLAVITA                           SALVATORE J. ZIZZA
ATTORNEY-AT-LAW                               CHAIRMAN
ANTHONY J. COLAVITA, P.C.                     HALLMARK ELECTRICAL SUPPLIES CORP.

JAMES P. CONN
FORMER CHIEF INVESTMENT OFFICER
FINANCIAL SECURITY ASSURANCE
HOLDINGS LTD.

                                    Officers

BRUCE N. ALPERT                               JAMES E. McKEE
PRESIDENT AND TREASURER                       SECRETARY

PETER D. GOLDSTEIN
CHIEF COMPLIANCE OFFICER

                               INVESTMENT ADVISER
                               ------------------
                             Gabelli Advisers, Inc.

                             INVESTMENT SUB-ADVISER
                             ----------------------
                            Westwood Management Corp.

                                   DISTRIBUTOR
                                   -----------
                             Gabelli & Company, Inc.

                                    CUSTODIAN
                                    ---------
                              The Bank of New York

                                  LEGAL COUNSEL
                                  -------------
                     Paul, Hastings, Janofsky & Walker LLP

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This report is submitted for the information of the shareholders of The Westwood
Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GABWWQ305SR

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that James P. Conn is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent."

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $ 142,850 in 2005 and $133,450 in 2004.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 in 2005 and $0 in 2004.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $20,400 in 2005 and $19,080 in 2004.

         Tax fees represent tax compliance services provided in connection with the review of the Registrant's tax returns.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2005 and $0 for 2004.

     (e)(1)   Disclose   the  audit   committee's   pre-approval   policies  and
              procedures   described  in  paragraph   (c)(7)  of  Rule  2-01  of
              Regulation S-X.

              Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving
              (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to the Adviser, Gabelli Advisers, Inc., and any affiliate of Gabelli Funds, LLC ("Gabelli") that provides services to the registrant (a "Covered Services Provider") if the independent auditors' engagement is related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to the other persons (other than Gabelli or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Gabelli and any Covered Services
              Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) N/A

                           (c) 100%

                           (d) N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2005 and $0 in 2004.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications  pursuant  to Rule  30a-2(a)  under  the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications  pursuant  to Rule  30a-2(b)  under  the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The Westwood Funds
             -------------------------------------------------------------------

By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer


Date     December 8, 2005
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer and Principal Financial Officer


Date     December 8, 2005
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.